Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO

GUARANTY AND SECURITY AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 30, 2019, by and among ENDOLOGIX, INC., a Delaware corporation (“Endologix”), the other Borrowers party hereto, the Lenders party hereto and Deerfield ELGX Revolver, LLC, as agent for itself and the other members of the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent and the Lenders party thereto are parties to that certain Credit Agreement dated as of August 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time to (and not including) the date hereof, including by that certain First Amendment to Credit Agreement, dated as of November 20, 2018, by and among the Borrowers, the Lenders party thereto and Agent, the “Credit Agreement”);

WHEREAS, the Borrowers and Agent are parties to that certain Guaranty and Security Agreement dated as of August 9, 2018 (as in effect as of the date hereof without giving effect to the amendments thereto set forth herein, the “Security Agreement”);

WHEREAS, the Borrowers have requested that Agent and the Lenders (a) amend certain provisions of the Credit Agreement and the Security Agreement and (b) waive certain Designated Occurrences (as defined below) under the Credit Agreement, and, subject to certain terms and limitations and the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to do so, on the terms set forth herein; and

WHEREAS, the Credit Agreement and the Security Agreement are being amended as part of, and pursuant to, a Plan of Recapitalization and Reorganization of Endologix described in Section 368(a)(1)(E) of the IRC;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment, as of the Second Amendment Effective Date (as defined below):

(a) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:

double-underlined text) as set forth in Exhibit A-I attached hereto (the “Amended Credit Agreement”); and

(b) The Schedules to the Credit Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A-II.

(c) The Security Agreement is hereby amended by adding the following language to the end of Section 5.9 thereof immediately before the “.” appearing therein: “(for the avoidance of doubt, taking into account any cure periods applicable thereto)”.

(d) The Schedules to the Security Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A-III.

SECTION 3. Limited Waiver.

(a) Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment and subject to the terms, conditions and limitations set forth below, Agent and the Lenders hereby agree as of the Second Amendment Effective Date that the possible failure to comply with the representations and covenants of the Credit Agreement specifically mentioned in clauses (i) – (xi) below in this Section 3 solely with respect to the matters and in the instances specifically mentioned in such clauses (and, for the avoidance of doubt, not any other failures, matters or instances) (such failures, collectively, the “Designated Occurrences” and each, a “Designated Occurrence”), are hereby, solely to the extent expressly set forth below, waived (but, solely to the extent and subject to any limitations on the length of time of any such waiver set forth below):

(i) any Default or Event of Default under Section 8.03 of the Credit Agreement which occurred with respect to the failure of the representations and warranties in the last sentence of Section 4.30 of the Credit Agreement to be true and correct solely between the dates of January 8, 2019 and March 20, 2019 (such period, the “Minimum Bid Price Requirement Non-Compliance Period”), solely due to the failure to meet the Principal Market’s minimum bid price requirements during the Minimum Bid Price Requirement Non-Compliance Period;

(ii) any Default or Event of Default under Section 8.03 of the Credit Agreement which occurred with respect to the failure of the representations and warranties in the third and fourth sentences of Section 4.33(a) made by Endologix to be true and correct between the dates of November 27, 2018 and the day immediately prior to the date hereof, in each case, solely due to the market withdrawal of Nellix EndoVascular Aneurysm Sealing System and the suspension of the CE mark related thereto, in each case, that occurred prior to February 24, 2019;

(iii) any Default or Event of Default under Section 8.02(a)(i) of the Credit Agreement which occurred with respect to the Loan Parties’ failure to comply with Section 7.01(b) of the Credit Agreement solely with respect to having at least $22,500,000 of Global Excess Liquidity as of (A) the end of the last Business Day of February 2019 and (B) each date that a Borrowing Base Certificate (Third Party Agent) was delivered to the Third Party Agent under Section 5.16(a)(i)(B) of the Credit Agreement between the dates of February 22, 2019 and the day immediately prior to the date hereof;

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(iv) any Default or Event of Default under (x) Section 8.02(c) of the Credit Agreement which occurred with respect to the Loan Parties’ failure to comply with Section 5.18 of the Credit Agreement prior to the date hereof, (y) Section 8.02(a)(ii) of the Credit Agreement which occurred with respect to the Loan Parties’ failure to comply with Section 5.3(a) of the Security Agreement prior to the date hereof, and (z) Section 8.03 of the Credit Agreement which occurred with respect to the failure of the representations and warranties in the first sentence of Section 4.45 of the Credit Agreement to be true and correct prior to the date hereof, in each cause of clause (x), clause (y) and clause (z), solely due to Endologix’s storage of up to a maximum aggregate amount of $125,000 in book value (which shall be determined in accordance with GAAP by Endologix and with using reasonable and justifiable calculations and estimations by Endologix) of computer servers as of the date hereof at the Flexential Colorado Corp.’s data center located at 3330 E. Lone Mountain Road, North Las Vegas, NV 89081pursuant to that certain service order entered into by Endologix on September 5, 2018 (which, for the avoidance of doubt, (A) the Loan Parties represent, warrant, acknowledge and agree that such location, placement and storage of such computer servers at such location occurred prior to the date hereof and (B) the parties hereto hereby acknowledge and agree that the waiver in this clause (v) shall not apply to any other computer servers, property or assets that may be located, placed or stored at such location or any other location);

(v) any Default or Event of Default under Section 8.02(a)(i) of the Credit Agreement which occurred due to Endologix’s and its Subsidiaries’ failure to comply with clause (i) of the first sentence of Section 5.05(a) of the Credit Agreement solely by not timely filing Endologix’s annual report on a 10-K for the fiscal year ended December 31, 2018 so long as (A) a Form 12b-25 was adequately and timely filed in respect of such late 10-K filing and (B) such 10-K is filed with the SEC by no later than April 1, 2019, such that the 10-K shall be deemed to have been timely filed pursuant to Rule 12b-25 under the Exchange Act;

(vi) any Default or Event of Default under 8.03 of the Credit Agreement which occurred with respect to the failure of the representations and warranties in Section 4.03(d) to be true and correct on or prior to the day immediately prior to the date hereof, so long as at each time that such representations and warranties were made on or prior to such day, none of the current directors (or equivalent persons) or current officers of Endologix and its Subsidiaries (A) had been convicted or had pled no contest (or agreed to a settlement or plea agreement related) to, or been subject to any order of any Governmental Authority relating to, any violations of any securities laws, rules or regulations, or (B) had been enjoined from engaging in any conduct relating to offers or sales of securities or service as an officer or director of a public company (the Loan Parties hereby representing and warranting that the foregoing was and is true, correct and complete at each such time);

(vii) any Default or Event of Default under Section 8.02(a)(i) of the Credit Agreement which occurred due to the Loan Parties’ failure to comply with Section 5.05(b)(ii)(A) of the Credit Agreement solely with respect to the Loan Parties’ failure to provide written notice to Agent of any Designated Occurrence;

(viii) any Default or Event of Default under Section 8.02(a)(i) of the Credit Agreement which occurred due to Endologix’s failure to comply with Section 5.15(a) of the Credit Agreement solely with respect to Endologix’s failure to provide written notice to Agent of any

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default or event of default under any of the Term Debt Documents caused by the “Designated Occurrences” (as defined in the Term Amendment (as defined below), the “Term Designated Occurrences”);

(ix) any Default or Event of Default under (y) Section 8.02(a)(i) of the Credit Agreement which occurred due to the Loan Parties’ failure to comply with Section 5.02(b) and the first sentence of Section 6.14 of the Credit Agreement, and (z) Section 8.03 of the Credit Agreement which occurred with respect to the failure of the representations and warranties in the first sentence and clause (vi) of the second sentence of Section 4.24 of the Credit Agreement, the first sentence of Section 4.25 of the Credit Agreement, the first sentence and the second sentence of Section 4.26 of the Credit Agreement and Section 4.27 of the Credit Agreement made by the Loan Parties to be true and correct between the dates of January 1, 2018 and the day immediately prior to the date hereof, in each case of clause (y) and clause (z), solely with respect to six units of AFX Endovascular AAA System products (which the Loan Parties represent and warrant constitute “medical devices” under 15 CFR § 772.1) being sold into Cuba by Endologix’s Spanish distributor named DGM Vascular S.L. (which resulted in less than $30,000 of revenue to Endologix and its Subsidiaries in the aggregate for all fiscal periods) in the first two fiscal quarters of 2018 (with such products being implanted into patients in Cuba in the second fiscal quarter of 2018) without first obtaining a license from the Bureau of Industry and Security of the United States Department of Commerce in accordance with 15 CFR § 746.2(a), so long as the Loan Parties report such violation to the Office of Foreign Assets Control of the United States Department of the Treasury by no later than May 31, 2019 and the only penalty (if any) resulting from such violation is a monetary fine not in excess of $250,000;

(x) any Default or Event of Default under Section 8.08(b), Section 8.13, Section 8.14 and Section 8.22(b) of the Credit Agreement relating solely to the Term Debt Documents (and not any other agreements, instruments or documents mentioned in such Section) caused directly and solely by any event of default under the Term Debt Documents resulting solely from the Term Designated Occurrences and the Designated Occurrences (and, for the avoidance of doubt, not any other event, circumstance, breach, violation, default or event of default); and

(xi) any Default or Event of Default under Section 8.03 of the Credit Agreement which occurred with respect to the failure of the certification made by Endologix in clause (a) of the last paragraph of each Borrowing Base Certificate (Third Party Agent) that was delivered to the Third Party Agent under Section 5.16(a)(i)(B) of the Credit Agreement during the Relevant Period solely with respect to the Designated Occurrences (and, for the avoidance of doubt, not any other noncompliance, breach, violation, Default or Event of Default under the Loan Documents) to be true and correct solely during the Relevant Period.

(b) Notwithstanding anything to the contrary, the parties hereto agree that (i) nothing herein, nor any communications among any Loan Party, any of its Subsidiaries or Affiliates and/or any member of the Lender Group, shall be deemed a waiver with respect to (A) any Default or Event of Default, other than the Designated Occurrences, or (B) any future failure of any Loan Party or any of its Subsidiaries and Affiliates to comply fully and completely with any provision of any Loan Document, and (ii) in no event shall the foregoing waivers provided in Section 3(a) of this Amendment be deemed to be a waiver of enforcement of any of any member of the Lender Group’s rights or remedies under the Loan Documents, at law (including under the UCC), in

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equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable and/or to terminate the Commitments pursuant to Section 9.01 of the Credit Agreement, with respect to any Defaults or Events of Default (other than the Designated Occurrences) now existing or hereafter arising. Except as expressly provided herein, each member of the Lender Group hereby reserves and preserves all of its rights and remedies against each Loan Party and each of its Subsidiaries under the Loan Documents, at law (including under the UCC), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable and/or to terminate the Commitments pursuant to Section 9.01 of the Credit Agreement.

SECTION 4. Conditions. The effectiveness of the amendments set forth in Section 2 and the limited waivers set forth in Section 3 of this Amendment, in each case, is subject to the satisfaction of the following conditions precedent on or prior to April 5, 2019 (such date of satisfaction, the “Second Amendment Effective Date”):

(a) the execution and delivery of this Amendment by the Borrowers, Agent and the Required Lenders;

(b) the representations and warranties in Section 3 and Section 5 of this Amendment being true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Second Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);

(c) no Default or Event of Default has occurred or is continuing (or would result after giving effect to the transactions contemplated by this Amendment and the other Loan Documents (as amended hereby, as applicable) and the Term Amendment and the other Term Debt Documents (as amended by the Term Amendment, as applicable));

(d) the receipt in cash by the Lender Group of the payment of all fees, costs and expenses incurred thereby on or prior to the date of this Amendment that are required to be reimbursed pursuant to Section 2.05(d) and Section 2.09 of the Credit Agreement or Section 8 of this Amendment and all other fees, costs and expenses incurred in connection with this Amendment (and the transactions contemplated hereby) by the Lender Group (including, in each case, all Lender Group Expenses and all attorneys’ fees of the Lender Group and any estimates of post-closing fees, costs and expenses (including all attorneys’ fees) expected to be incurred by the Lender Group in connection with this Amendment);

(e) the receipt by the Agent and the Lenders of a fully executed copy of a corresponding amendment to the Term Credit Agreement in form and substance reasonably satisfactory to the Agent and the Lenders (the “Term Amendment”);

(f) the consummation by Endologix on the Second Amendment Effective Date of the sale of shares of Common Stock at a price of $6.61 per share, resulting in gross proceeds to Endologix (excluding any proceeds from any sale of shares to any of the Lenders or their Affiliates) of at least $40,000,000 and net cash proceeds (the “Net Equity Cash Proceeds”) to Endologix (after

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deducting any underwriting or placement fees, discounts or commissions and any legal, accounting and other offering related expenses) of at least $38,000,000 (in each case, excluding any proceeds from any sale of shares to any of the Lenders or their Affiliates) (the “Equity Financing”), pursuant to that certain Purchase Agreement, dated as of the date hereof (the “Equity Purchase Agreement”), by and among Endologix and the investors identified on Schedule I thereto, and the schedules and exhibits thereto, and the Pre-Paid Warrants (as defined in the Equity Purchase Agreement), each in substantially the form provided to the Lenders prior to the date hereof and each in form and substance satisfactory to the Agent and the Lenders (collectively, the “Equity Financing Documents”), which Net Equity Cash Proceeds shall have been deposited on the Second Amendment Effective Date into either (i) a deposit account maintained by Endologix that is covered by a Control Agreement in favor of the Agent or (ii) a trust account maintained by Piper Jaffray Companies (“PJC”) in the name of Endologix, in each case of the foregoing, in a manner (and pursuant to procedures) acceptable to the Agent and the Lenders (the Net Equity Cash Proceeds in such trust account, the “Trust Account Net Equity Cash Proceeds”).

(g) the consummation of the “Exchange” (as defined in the below-defined Exchange Agreement) (the “Convertible Debenture Restructuring”) contemplated to occur on the Amendment Effective Date by (A) that certain Exchange Agreement, dated as of the date hereof (the “Exchange Agreement”), by and among Endologix and the noteholders listed on Schedule A thereto, (B) that certain Indenture, to be dated as of the Second Amendment Effective Date in respect of the 5.0% Mandatory Convertible Senior Notes due 2024 (the “5.0% Mandatory Convertible Senior Notes Indenture”), between Endologix, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), (C) that certain Indenture, to be dated as of the Second Amendment Effective Date in respect of the 5.0% Voluntary Convertible Senior Notes due 2024 (together with the 5.0% Mandatory Convertible Senior Notes Indenture, the “Exchanged Senior Notes Indentures”), between Endologix, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), and (D) those certain unsecured 5.0% Mandatory Convertible Senior Notes due 2024 and 5.0% Voluntary Convertible Senior Notes due 2024 issued in connection with the foregoing by Endologix on the Second Amendment Effective Date (collectively, the “Original 5.00% Convertible Notes”, and together with the Exchange Agreement and the Exchanged Senior Notes Indentures, the “Convertible Debenture Restructuring Documents” ), in each case, in form and substance satisfactory to the Agent and the Lenders.

(h) receipt by Agent of a certificate from an Authorized Officer of each Loan Party in form and substance satisfactory to Agent and the Lenders:

(i) attesting to the resolutions of such Loan Party’s board of directors authorizing its execution, delivery, and performance of this Amendment, the Amended Credit Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents, and the execution, delivery and performance of each of the Term Amendment, the other Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents to which it is party,

(ii) authorizing specific officers of such Loan Party to execute the same, attesting to the incumbency and signatures of such specific officers of such Loan Party,

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(iii) attesting to copies of each Loan Party’s Organizational Documents, as amended, modified, or supplemented to the date hereof, which Organizational Documents shall be (A) certified by an Authorized Officer of such Loan Party, and (B) with respect to Organizational Documents that are charter documents, certified as of a recent date (not more than thirty (30) days prior to the Second Amendment Effective Date) by the appropriate governmental official,

(iv) attesting to certificates of status with respect to each Loan Party, dated within ten (10) days of the Second Amendment Effective Date, such certificates to be issued by the appropriate officer of the jurisdiction of organization of such Loan Party, which certificates shall indicate that such Loan Party is in good standing in such jurisdiction, and

(v) attesting to certificates of status with respect to each Loan Party, each dated within thirty (30) days of the Second Amendment Effective Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Loan Party) in which such Loan Party’s failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that such Loan Party is in good standing in such jurisdictions;

(i) an opinion letter from counsel to the Loan Parties with respect to the transactions contemplated by this Amendment, the Amended Credit Agreement and the Security Agreement (as amended hereby), in form and substance satisfactory to the Agent and the Lenders; and

(j) the receipt by the Agent and the Lenders of all other documents, agreements, instruments and other information requested by the Agent or any Lender.

Notwithstanding anything to the contrary in this Amendment or any other Loan Document, none of the amendments set forth in Section 2 and none of the limited waivers set forth in Section 3 of this Amendment will become (or ever be) effective unless all of the conditions set forth in this Section 4 are completely and fully satisfied on or prior to April 5, 2019.

SECTION 5. Representations and Warranties. Each Loan Party party hereto hereby represents and warrants to Agent and each Lender as follows as of the date hereof and as of the Second Amendment Effective Date:

(a) Each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals, except where the failure to have such governmental licenses, authorizations, permits (including all Regulatory Required Permits), consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) and (B) to (x) enter into, and perform its obligations under, this Amendment (including the Amended Credit Agreement), the Security Agreement (including as amended

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hereby) and the other Loan Documents, the Term Amendment, the other Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents, and (y) consummate the transactions contemplated under this Amendment (including the Amended Credit Agreement), the Security Agreement (as amended hereby) and the other Loan Documents, the Term Amendment and the other Term Debt Documents (as amended by the Term Amendment, as applicable) and to consummate the Equity Financing Documents and the Convertible Debenture Restructuring Documents, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b) The execution, delivery and performance of this Amendment (including the Amended Credit Agreement), the Security Agreement (as amended hereby) and the other Loan Documents, and the execution, delivery and performance of the Term Amendment, the Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents, in each case, have been duly authorized by each Loan Party and no further consent or authorization is required by any Loan Party, any Loan Party’s board of directors (or other equivalent governing body) or the holders of any Loan Party’s Stock. Each of this Amendment, the Term Amendment, the Equity Purchase Agreement and the Exchange Agreement has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. On and after the Second Amendment Effective Date, each of this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)) and the Term Amendment, the Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (including the Amended Credit Agreement), the Security Agreement (as amended hereby) and the other Loan Documents and the Term Amendment, the Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents by each Loan Party party hereto and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to (i) the Loan Documents and (ii) to the extent permitted by the Credit Agreement, the Term Debt Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (A), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (B) result in any violation of or conflict with the provisions of the Organizational

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Documents, (C) result in the violation of any Applicable Law, (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (E) violate, conflict with or cause a breach or default under any agreement or instrument binding upon it, except, with respect to clauses (C) and (E) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (i) the execution, delivery and performance of this Amendment (including the Amended Credit Agreement), the Security Agreement (as amended hereby) and the other Loan Documents and the Term Amendment, the Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents and (ii) the consummation by any Loan Party of the transactions contemplated hereby and thereby.

(c) Except for the amounts owed to Jeffries, LLC that have been disclosed to the Agent on or prior to the date hereof, no brokerage or finder’s fees or commissions are or will be payable by Endologix or any of its affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Amendment, the other Loan Documents (as amended hereby, as applicable), the Term Amendment, the Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents and the Convertible Debenture Restructuring Documents. The members of the Lender Group shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5(c) that may be due in connection with the transactions contemplated hereby.

(d) The amendments and transactions contemplated hereby, including the consummation of the Equity Financing and the Convertible Debenture Restructuring, do not contravene, or require stockholder approval pursuant to, the rules and regulations of the Principal Market.

(e) Other than for the existence of the Designated Occurrences prior to giving effect to the limited waiver thereof in Section 3, each of the representations and warranties of any of the Loan Parties set forth in the Amended Credit Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Second Amendment Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

(f) The Convertible Debenture Restructuring Documents constitute all of the agreements, instruments and documents entered into in connection with, and necessary to effectuate, the Convertible Debenture Restructuring. The Equity Financing Documents constitute all of the agreements, instruments and documents entered into in connection with, and necessary to effectuate, the Equity Financing. Each of the representations and warranties of any of the Loan Parties set forth in the Convertible Debenture Restructuring Documents and the Equity Financing Documents are true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and as of the Second Amendment

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Effective Date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true, complete and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

(g) Other than for the existence of the Designated Occurrences prior to giving effect to the limited waiver thereof in Section 3, no Default or Event of Default has occurred and is continuing (or would result after giving effect to the transactions contemplated by this Amendment and the other Loan Documents (as amended hereby, as applicable) and the Term Amendment and the other Term Debt Documents (as amended by the Term Amendment, as applicable)).

(h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated by this Amendment, the Amended Credit Agreement, the Security Agreement (as amended hereby), the other Loan Documents, the Term Amendment, the other Term Debt Documents (as amended by the Term Amendment, as applicable), the Equity Financing Documents or the Convertible Debenture Restructuring Documents has been issued and remains in force by any Governmental Authority against any Loan Party or any member of the Lender Group.

(i) (i) This Amendment has been entered into without force or duress of the free will of each Borrower, (ii) each Borrower’s decision to enter into this Amendment is a fully informed decision, and (iii) each Borrower is aware of all legal and other ramifications of such decision.

(j) In executing this Amendment, no Borrower is relying on any representations or warranties, either written or oral, express or implied, made to any Borrower by any other party hereto or any member of the Lender Group.

(k) Attached hereto as Exhibit B is a true, correct and complete copy of the Term Amendment, which has not been (and is not currently being contemplated as of the Second Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner.

(l) Attached hereto as Exhibit C are true, correct and complete copies of the Equity Financing Documents, which have not been (and are not currently being contemplated as of the Second Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner.

(m) Attached hereto as Exhibit D are true, correct and complete copies of the Convertible Debenture Restructuring Documents, which have not been (and is not currently being contemplated as of the Second Amendment Effective Date to be) amended, restated, supplemented, changed or otherwise modified in any manner.

(n) The representations and warranties set forth in Section 3 of this Amendment are true, correct and complete.

SECTION 6. Covenant. Endologix covenants and agrees that it shall receive from PJC (and Endologix has required PJC to deliver to Endologix) the Trust Account Net Equity Cash Proceeds into a deposit account in the name of Endologix that is covered by a Control Agreement

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in favor of the Agent in a manner, and subject to procedures, acceptable to the Agent within one (1) Business Day after the Second Amendment Effective Date. Any failure of Endologix to timely comply with the immediately preceding sentence shall be an immediate Event of Default

SECTION 7. SEC Filing. At or prior to 8:30 a.m. (New York City time) on the first (1st) Business Day following the date of this Amendment, Endologix shall file a Form 8- K with the SEC describing the terms of the transactions contemplated by this Amendment, the Term Amendment, the Equity Financing Documents and the Convertible Debenture Restructuring Documents, including as exhibits to such Form 8-K this Amendment (including the exhibits and other documents attached hereto and thereto), the Term Amendment (and the documents required to be attached pursuant to the Term Amendment), each of the Equity Financing Documents and each of the Convertible Debenture Restructuring Documents and any related documents (such Form 8- K, the “Announcing Facility Amendment Form 8-K”) and disclosing any other presently material non-public information (if any) provided or made available to any member of the Lender Group (or any such member’s agents or representatives) on or prior to the filing of the Announcing Facility Amendment Form 8-K. At or prior to 8:30 a.m. (New York City time) on the first (1st) Business Day following the earlier of the Second Amendment Effective Date and April 5, 2019, the Borrower shall file a Form 8-K with the SEC describing the consummation (or termination) of the transactions contemplated by this Amendment, the Equity Financing and the Convertible Debenture Restructuring (such Form 8-K, the “Closing Facility Amendment Form 8-K”) and disclosing and other presently material non-public information (if any) provided or made available to any Secured Party (or any such Secured Party’s agents or representatives) on or prior to the filing of the Closing Facility Amendment Form 8-K. Subject to the foregoing, no Loan Party will issue any press releases or any other public statements with respect to the transactions contemplated by this Amendment or the Term Amendment or disclosing the name of any member of the Lender Group; provided, however, that Endologix will be entitled, without the prior approval of any member of the Lender Group, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the Announcing Facility Amendment Form 8-K or the Closing Facility Amendment 8-K and contemporaneously therewith and (ii) as is required by Applicable Law and regulations (provided that each member of the Lender Group will be consulted by Endologix in connection with any such press release or other public disclosure prior to its release and will be provided with a copy thereof by Endologix, other than in the case of filings required by the Exchange Act to be made with the SEC, which Endologix may make without such consultation or notice). From and after Endologix’s filing of the Announcing Facility Amendment Form 8-K, no member of the Lender Group shall be in possession of any material nonpublic information received from Endologix, any other Loan Party or any of their Subsidiaries or Affiliates or any of its or their respective officers, directors, employees, attorneys, representatives or agents. Notwithstanding anything contained in this Amendment to the contrary and without implication that the contrary would otherwise be true, after giving effect to the filing of the Announcing Facility Amendment Form 8-K, Endologix expressly acknowledges and agrees that no member of the Lender Group shall have any duty of trust or confidence with respect to, or duty not to trade in any securities on the basis of, any information regarding Endologix that is otherwise possessed (or continued to be possessed) by any member of the Lender Group as a result of a breach of any of the covenants set forth in this Section 5.

SECTION 8. Fees, Costs and Expense Reimbursement. In connection with the Agent and the Lenders party hereto agreeing to enter into this Amendment and provide the

11

accommodations hereunder, the Loan Parties agree to pay on the date of this Amendment all fees, costs and expenses (including all Lender Group Expenses and all attorneys’ fees) incurred by the Lender Group in connection with this Amendment and any other Loan Document and the transactions contemplated hereby and thereby.

SECTION 9. Captions. Captions used in this Amendment are for convenience only and shall not modify or affect the interpretation or construction of this Amendment or any of its provisions.

SECTION 10. Counterparts. This Amendment may be executed in several counterparts, and by each party hereto on separate counterparts, each of which and any photocopies, facsimile copies and other electronic methods of transmission thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

SECTION 11. Severability. If any provision of this Amendment shall be invalid, illegal or unenforceable in any respect under any Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

SECTION 12. Entire Agreement. The Credit Agreement and the Security Agreement, each as amended hereby, together with all other Loan Documents, contains the entire understanding among the parties hereto with respect to the matters covered thereby and supersedes any and all other written and oral communications, negotiations, commitments and writings with respect thereto.

SECTION 13. Successors; Assigns. This Amendment shall be binding upon the Borrowers, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Borrowers, the Lenders, Agent and the other members of the Lender Group and the successors and assigns of the Lenders, Agent and the other members of the Lender Group. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. No Loan Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender, and any prohibited assignment or transfer shall be absolutely void ab initio.

SECTION 14. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE. Article XII of the Amended Credit Agreement is incorporated herein, mutatis mutandis.

SECTION 15. Reaffirmation and Ratification; No Novation. Each Loan Party party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor,

12

as the case may be pursuant to the Loan Documents (including as amended hereby, as applicable), hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Amended Credit Agreement (including the Credit Agreement as amended hereby), the Security Agreement (as amended hereby) and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens or security interests in any of its property pursuant to any Loan Documents (including as amended hereby, as applicable) as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents (including as amended hereby, as applicable), ratifies and reaffirms such guarantee and grant (and the validity and enforceability thereof) of Liens and confirms and agrees and acknowledges that such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof and from and after the Second Amendment Effective Date. Each Loan Party party hereto hereby consents to this Amendment and acknowledges that the Amended Credit Agreement (including the Credit Agreement as amended hereby), the Security Agreement as amended hereby) and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution and delivery of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, the Lenders or any other member of the Lender Group, constitute a waiver of any provision of the Credit Agreement (except for any waiver of the Designated Occurrences specifically provided in Section 3 of this Amendment), the Amended Credit Agreement (including the Credit Agreement as amended hereby), the Security Agreement (including as amended hereby) or any other Loan Document or serve to effect a novation of the obligations (including the Obligations). For the avoidance of doubt, this Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement (including the Amended Credit Agreement) and the other Loan Documents (including as amended hereby, as applicable) or an accord and satisfaction in regard thereto.

SECTION 16. Effect on Loan Documents.

(a) The Credit Agreement and the Security Agreement, each as amended hereby, and each of the other Loan Documents, as amended as of the date hereof (as applicable), shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except with respect to the waivers, modifications and amendments expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement, the Security Agreement or any other Loan Document. Except for the amendments to the Loan Documents expressly set forth herein or contemplated hereby, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, amendments, modifications and other agreements set forth herein or contemplated hereby are limited to the specified provisions of this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any waiver of covenants or any other provision of the Amended Credit Agreement (including the Credit Agreement as amended hereby), the Security Agreement (as amended hereby) or any other Loan Document will be agreed to, it being understood that the

13

granting or denying of any waiver which may hereafter be requested by the Borrowers or any other Loan Party remains in the sole and absolute discretion of the Agent and the Lenders.

(b) Upon and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. Upon and after the Second Amendment Effective Date, each reference in the Security Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement”, the “Guaranty and Security Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement (as amended hereby).

(c) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Amended Credit Agreement or the Security Agreement, as applicable, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Amended Credit Agreement and the Security Agreement (as amended hereby), as applicable (effective, in each case, as of the Second Amendment Effective Date).

(d) This Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)) is a Loan Document.

SECTION 17. Guarantors’ Acknowledgment and Agreement. Although the Guarantors party hereto have been informed of the matters set forth herein and have agreed to the same, each such Guarantor understands, acknowledges and agrees that none of the members of the Lender Group has any obligations to inform such Guarantor of such matters in the future or to seek its acknowledgment or agreement to future amendments, restatements, supplements, changes, modifications, waivers or consents, and nothing herein shall create such a duty.

SECTION 18. Release.

(a) As of the date of this Amendment and the Second Amendment Effective Date, each Loan Party, for itself and on behalf of its successors, assigns, Subsidiaries and such Loan Party’s and its Subsidiaries’ officers, directors (and any equivalent governing body), employees, agents, representatives, advisors, consultants, accountants and attorneys, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges each member of the Lender Group, each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any member of the Lender Group would be liable if such Persons were found to be liable to such Releasing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and

14

expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the day that is the later of (i) the date hereof and (ii) the Second Amendment Effective Date, against any such Releasing Person which relates, directly or indirectly, to the Credit Agreement, the Amended Credit Agreement, the Security Agreement (including as amended hereby), any other Loan Document, the Stock owned by any Releasee or to any acts or omissions of any such Releasee with respect to the Credit Agreement, the Amended Credit Agreement, the Security Agreement (including as amended hereby) or any other Loan Document or any Stock owned by any Releasee, or to the lender-borrower relationship evidenced by the Loan Documents (including as amended hereby, as applicable).

(b) As to each and every Claim released hereunder, each Loan Party hereby agrees, represents and warrants that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal, state or foreign law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Loan Party with respect thereto.

(c) Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above in this Section 18 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each Loan Party hereby agrees, represents, and warrants that (i) neither such Loan Party nor any other Releasing Person has voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section 18; (ii)(A) this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)) has been entered into (1) without force or duress and (2) of the free will of each Loan Party, and (B) the decision of such undersigned to enter into this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)) is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (iii) such Loan Party has (A) read and understands this Amendment (including the release

15

granted in this Section 18 and the Amended Credit Agreement and the Security Agreement (as amended hereby)), (B) consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)), (C) read this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)) in full and final form, and (D) been advised by its counsel of its rights and obligations under this Amendment (including the Amended Credit Agreement and the Security Agreement (as amended hereby)).

(e) Each Loan Party, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section 18. Each Loan Party further agrees that it shall not dispute the validity or enforceability of the this Amendment, the Credit Agreement, the Security Agreement (including as amended hereby) or any of the other Loan Documents, or any of its obligations hereunder or thereunder, or the creation, validity, perfection, priority, enforceability or the extent of Agent’s security interest or Lien on any item of Collateral under the Credit Agreement, the Amended Credit Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents or the providing of any “control” (within the meaning of Articles 8 and 9 under the applicable UCC) under any Control Agreement or any other Loan Document. If any Loan Party or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, such Loan Party, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such breach or violation.

(f) The provisions of this Section 18 shall survive the termination of this Amendment, the Amended Credit Agreement, the Security Agreement (including as amended hereby) and the other Loan Documents and the payment in full of the Obligations and the termination of the Commitments.

[Signature Pages Follow]

16

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first day written above.

BORROWER:

ENDOLOGIX, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO

CVD/RMS ACQUISITION CORP., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

NELLIX, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

TRIVASCULAR TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

TRIVASCULAR, INC., a California corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

[Signature Page to Second Amendment to Credit Agreement and First Amendment to

Guaranty and Security Agreement]

ENDOLOGIX CANADA, LLC,
a Delaware limited liability company

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

TRIVASCULAR SALES LLC, a Texas limited liability company

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

RMS/ENDOLOGIX SIDEWAYS MERGER CORP., a Delaware corporation

By:	/s/ Vaseem Mahboob
Name:	Vaseem Mahboob
Title:	CFO and Secretary

[Signature Page to Second Amendment to Credit Agreement and First Amendment to

Guaranty and Security Agreement]

LENDERS:

DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P.
General Partner

	By:	J.E. Flynn Capital IV, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement and First Amendment to

Guaranty and Security Agreement]

AGENT:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By:	Deerfield Mgmt IV, L.P.
General Partner

	By:	J.E. Flynn Capital IV, LLC
General Partner

		By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement and First Amendment to

Guaranty and Security Agreement]

EXHIBIT A-I

Amended Credit Agreement

[Attached]

~~Execution Version~~

~~Conformed through the First Amendment, dated November 20, 2018~~

CREDIT AGREEMENT

by and among

DEERFIELD ELGX REVOLVER, LLC,

as Agent,

THE LENDERS THAT ARE PARTIES HERETO,

as the Lenders,

ENDOLOGIX, INC.,

each of its direct and indirect subsidiaries listed on the signature pages hereto and any additional borrower that hereafter becomes party hereto, each as a Borrower, and collectively as Borrowers

as amended by:

that certain First Amendment to Credit Agreement dated November 20, 2018 and that certain

Second Amendment to Credit Agreement dated March 30, 2019

Closing Date: August 9, 2018

Page
ARTICLE I. DEFINITIONS AND CONSTRUCTION		1

1.01	Definitions	1
1.02	Accounting Terms	~~55~~57
1.03	Code	~~55~~58
1.04	Construction	~~55~~58
1.05	Time References	~~56~~59
1.06	Schedules and Exhibits	~~56~~59

ARTICLE II. LOANS AND TERMS OF PAYMENT		~~56~~59

2.01	Revolving Loans	~~56~~59
2.02	Borrowing Procedures and Settlements	~~57~~60
2.03	Payments; Reductions of Commitments; Prepayments	~~61~~64
2.04	Promise to Pay; Promissory Notes	~~64~~67
2.05	Interest Rates: Rates, Payments, and Calculations	~~64~~67
2.06	[Reserved]	~~67~~70
2.07	Designated Account	~~67~~70
2.08	Maintenance of Loan Account; Statements of Obligations	~~67~~70
2.09	Fees, Changes, Damages and Revolver Exit Payment.	~~68~~71
2.10	[Reserved]	~~71~~73
2.11	Capital Requirements	~~71~~73
2.12	Collections; Crediting Payments	~~72~~75
2.13	Appointment of Borrower Representative	~~73~~76
2.14	Joint and Several Liability of Borrowers	~~74~~77

ARTICLE III. CONDITIONS; TERM OF AGREEMENT		~~78~~81

3.01	Conditions Precedent to the Initial Extension of Credit	~~78~~81
3.02	Conditions Precedent to all Extensions of Credit	~~80~~83
3.03	Effect of Maturity	~~81~~84
3.04	Conditions Subsequent	~~82~~85

ARTICLE IV. REPRESENTATIONS AND WARRANTIES		~~82~~85

4.01	Due Organization and Qualification; No Event of Default; Solvency	~~82~~85
4.02	Existence; Power and Authority	~~83~~86
4.03	Litigation	~~83~~86
4.04	Due Authorization; No Conflict	~~84~~87
4.05	Permits and Authorizations	~~85~~88
4.06	Title to Assets; No Encumbrances	~~85~~88
4.07	Intellectual Property	~~85~~88
4.08	No Default	~~86~~89
4.09	Taxes	~~86~~89

-i-

(continued)

Page
4.10	Compliance with Laws	~~86~~90
4.11	SEC Filings	~~87~~90
4.12	Financial Statements	~~87~~91
4.13	Internal Controls	~~88~~92
4.14	ERISA	~~89~~92
4.15	Subsidiaries	~~89~~93
4.16	No Dividends	~~89~~93
4.17	Stock	~~89~~93
4.18	Material Contracts	~~90~~94
4.19	Use of Proceeds	~~91~~94
4.20	Environmental Condition	~~91~~94
4.21	Governmental Regulation	~~92~~95
4.22	Employee and Labor Matters	~~92~~95
4.23	Name and Address; Properties	~~93~~96
4.24	Sanctions	~~93~~96
4.25	Anti-Money Laundering	~~93~~97
4.26	Anti-Corruption	~~93~~97
4.27	Anti-Terrorism	~~93~~97
4.28	Sarbanes-Oxley	~~94~~97
4.29	Accounting Practices	~~94~~97
4.30	Common Stock	~~94~~98
4.31	DTC	~~94~~98
4.32	Fees	~~95~~98
4.33	Products; Regulatory Required Permits	~~95~~98
4.34	No Violation of Healthcare Laws	~~96~~99
4.35	No Third Party Payor Program	~~96~~100
4.36	Conduct of Business at Facilities	~~96~~100
4.37	No Adulteration; Product Manufacturing	~~96~~100
4.38	FDA	~~97~~100
4.39	Margin Stock	~~98~~101
4.40	Complete Disclosure	~~98~~101
4.41	Investments	~~98~~101
4.42	Schedules	~~98~~102
4.43	Eligible Accounts	~~98~~102
4.44	Eligible Inventory	~~98~~102
4.45	Location of Inventory	~~99~~102
4.46	Inventory and Equipment Records	~~99~~103
4.47	No Violation of Usury Laws	~~99~~103
4.48	Eligible Equipment	~~99~~103

ARTICLE V. AFFIRMATIVE COVENANTS		~~99~~103

5.01	Existence; Permits	~~99~~103

-ii-

(continued)

Page
5.02	Compliance with Laws	~~100~~103
5.03	Insurance	~~100~~104
5.04	Taxes	~~101~~104
5.05	Reports, Notices	~~101~~105
5.06	Inspection	~~103~~107
5.07	Disclosure Updates	~~104~~107
5.08	Cash Management	~~104~~108
5.09	Further Assurances	~~104~~109
5.10	Environmental	~~106~~110
5.11	ERISA	~~106~~110
5.12	FDA; Healthcare Laws	~~106~~111
5.13	Regulatory Required Permits	~~107~~111
5.14	Material Contracts	~~107~~111
5.15	Notices Regarding Indebtedness	~~107~~111
5.16	Reporting	~~107~~112
5.17	Lender Meetings	~~109~~113
5.18	Location of Collateral	~~109~~114
5.19	Updated Borrowing Base Certificate	~~109~~114
5.20	Announcing Form 8-K	~~109~~114
5.21	Eligible Equipment	~~112~~116
5.22	Maximum Revolver Related Notices	~~112~~116
5.23	Collateral Access Agreements	117

ARTICLE VI. NEGATIVE COVENANTS		~~112~~117

6.01	Restrictions on Fundamental Changes	~~112~~117
6.02	Joint Ventures; Restricted Payments	~~113~~118
6.03	Liens	~~113~~118
6.04	Disposal of Assets	~~113~~118
6.05	Indebtedness	~~113~~118
6.06	Investments	~~113~~118
6.07	Transactions with Affiliates	~~114~~119
6.08	ERISA	~~115~~120
6.09	Nature of Business	~~115~~120
6.10	Amendments to Organizational Documents and Material Contracts	~~115~~120
6.11	Changes to Fiscal Year; GAAP	~~116~~121
6.12	~~Prepayments~~Payments and Amendments	~~116~~121
6.13	Restrictions on Distributions	~~116~~121
6.14	Sanctions; Anti-Corruption	~~116~~122
6.15	Sale Leaseback Transactions	~~117~~123
6.16	Environmental	~~117~~123
6.17	Investment Company	~~117~~123
6.18	Intercreditor Agreement; Term Debt	~~117~~123

-iii-

(continued)

Page
6.19	Payment of Convertible Notes	~~118~~123
6.20	Commingling of Assets	~~118~~124
6.21	Limitation on Issuance of Stock	~~119~~124
6.22	Use of Proceeds	~~119~~124
6.23	Anti-Layering	~~119~~125
6.24	Convertible Notes Restrictions	~~119~~125

ARTICLE VII. FINANCIAL COVENANTS		~~120~~125

7.01	Financial Covenants	~~120~~125

ARTICLE VIII. EVENTS OF DEFAULT.		~~121~~127

8.01	Payments	~~121~~127
8.02	Covenants	~~121~~127
8.03	Representations, etc	~~122~~127
8.04	Insolvency; Bankruptcy	~~122~~128
8.05	Judgments	~~122~~128
8.06	No Governmental Authorization	~~123~~129
8.07	Agreement Invalid Under Applicable Law	~~123~~129
8.08	Cross-Default	~~123~~129
8.09	Loan Documents; Security Interests	~~123~~129
8.10	ERISA	~~124~~130
8.11	Product Withdrawal	~~124~~130
8.12	Change in Law	~~124~~130
8.13	Material Contract Default	~~124~~130
8.14	Other Default or Breach	~~124~~130
8.15	Criminal Proceedings	~~125~~131
8.16	Payment of Subordinated Debt	~~125~~131
8.17	Any Intercreditor Agreement Provisions Invalid	~~125~~131
8.18	Guaranty	~~125~~131
8.19	Subordination Provisions	~~125~~131
8.20	Change in Control	~~125~~131
8.21	Not Publicly Traded	~~125~~131
8.22	Term Debt Defaults	~~125~~132
8.23	Invalidity of any Subordination Agreement	132
8.24	3.25% Convertible Note Document Defaults	132

ARTICLE IX. RIGHTS AND REMEDIES.		~~126~~132

9.01	Rights and Remedies	~~126~~132
9.02	Remedies Cumulative	~~127~~133

-iv-

(continued)

Page

ARTICLE X. WAIVERS; INDEMNIFICATION		~~127~~134

10.01	Demand; Protest; etc	~~127~~134
10.02	The Lender Group’s Liability for Collateral	~~127~~134
10.03	Indemnification	~~127~~134

ARTICLE XI. NOTICES		~~128~~135

ARTICLE XII. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION		~~130~~137

ARTICLE XIII. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS		~~131~~138

13.01	Assignments and Participations	~~131~~138
13.02	Successors	~~136~~143

ARTICLE XIV. AMENDMENTS; WAIVERS		~~136~~143

14.01	Amendments and Waivers	~~136~~143
14.02	[Reserved]	~~138~~144
14.03	No Waivers; Cumulative Remedies	~~138~~144

ARTICLE XV. AGENT; THE LENDER GROUP		~~138~~145

15.01	Appointment and Authorization of Agent	~~138~~145
15.02	Delegation of Duties	~~139~~145
15.03	Liability of Agent	~~139~~146
15.04	Reliance by Agent	~~139~~146
15.05	Notice of Default or Event of Default	~~140~~146
15.06	Credit Decision	~~140~~147
15.07	Costs and Expenses; Indemnification	~~141~~147
15.08	Agent in Individual Capacity	~~142~~148
15.09	Assignment by Agent; Resignation of Agent; Successor Agent	~~142~~148
15.10	Lender in Individual Capacity	~~143~~149
15.11	Collateral Matters	~~143~~149
15.12	Restrictions on Actions by Lenders; Sharing of Payments	~~144~~151
15.13	Agency for Perfection	~~145~~152
15.14	Payments by Agent to the Lenders	~~145~~152
15.15	Concerning the Collateral and Related Loan Documents	~~145~~152
15.16	Several Obligations; No Liability	~~146~~152
15.17	Right to Request and Act on Instructions	~~146~~153

-v-

(continued)

Page

ARTICLE XVI. WITHHOLDING TAXES		~~146~~153

16.01	Payments	~~146~~153
16.02	Exemptions	~~147~~154
16.03	Refunds	~~149~~156

ARTICLE XVII. GENERAL PROVISIONS		~~150~~156

17.01	Effectiveness	~~150~~156
17.02	Article and Section Headings	~~150~~156
17.03	Interpretation	~~150~~156
17.04	Severability of Provisions	~~150~~157
17.05	Debtor-Creditor Relationship	~~150~~157
17.06	Counterparts; Electronic Execution	~~150~~157
17.07	Revival and Reinstatement of Obligations; Certain Waivers	~~150~~157
17.08	Confidentiality	~~151~~157
17.09	Survival	~~152~~159
17.10	Patriot Act	~~152~~159
17.11	Integration	~~153~~159
17.12	No Setoff	~~153~~159
17.13	Intercreditor Agreement	~~153~~159

-vi-

EXHIBITS AND SCHEDULES

Exhibit A-1	Form of Assignment and Acceptance
Exhibit B-1	Form of Borrowing Base Certificate (Agent)
Exhibit B-2	Form of Borrowing Base Certificate (Third Party Agent)
Exhibit C-1	Form of Compliance Certificate
Exhibit P-1	Form of Perfection Certificate

Schedule A-1	Agent’s Account
Schedule A-2	Authorized Person
Schedule C-1	Commitments
Schedule D-1	Designated Account
Schedule E-1	Approved Account Debtor
Schedule P-1	Existing Investments
Schedule 3.04	Conditions Subsequent
Schedule 4.01(d)	Existing Liens
Schedule 4.01(f)	Existing Indebtedness
Schedule 4.03	Litigation
Schedule 4.06	Real Estate
Schedule 4.07	Intellectual Property
Schedule 4.15	Borrower’s Subsidiaries
Schedule 4.17	Borrower’s Outstanding Shares of Stock, Options and Warrants
Schedule 4.18	Material Contracts
Schedule 4.20	Environmental
Schedule 4.22	Labor Relations
Schedule 4.23	Jurisdiction of Organization, Legal Name, Organizational Identification Number and Chief Executive Office
~~Schedule 4.33(a)~~	~~FDA/Governmental Notices~~
Schedule 4.41	Stock of the Subsidiaries of the Loan Parties
Schedule 4.45	Inventory Location
Schedule 5.20	Other Loan Documents to be Form 8-K Exhibits
Schedule 6.05	Contingent Obligations
Schedule 6.07	Transactions with Affiliates

-vii-

CREDIT AGREEMENT

THIS CREDIT AGREEMENT (this “Agreement”), is entered into as of August 9, 2018, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”, as that term is hereinafter further defined), DEERFIELD ELGX REVOLVER, LLC, a Delaware limited liability company, as Agent for each member of the Lender Group, Endologix, Inc., a Delaware corporation (“Endologix”), each of its direct and indirect Subsidiaries set forth on the signature pages hereto and any additional borrower that may hereafter be added to this Agreement (individually as a “Borrower”, and collectively with any entities that become party hereto as Borrower and each of their successors and permitted assigns, the “Borrowers”).

RECITALS

Borrowers have requested that Lenders make available to Borrowers the financing facility described herein. Lenders are willing to extend such credit to Borrowers under the terms and conditions set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I.

DEFINITIONS AND CONSTRUCTION.

1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“2.25% Convertible Note Documents” means the 2.25% Convertible Notes, the 2.25% Senior Note Indenture and each other document or agreement from time to time entered into in connection with the foregoing.

“2.25% Convertible Notes” means those certain 2.25% senior unsecured notes, governed by the terms of a base indenture, as supplemented by the first supplemental indenture relating to the 2.25% senior notes (together, the “2.25% Senior Notes Indenture”), between Endologix and Wells Fargo Bank, National Association, as trustee, each of which were entered into on December 10, 2013.

“2.25% Senior Notes Indenture” has the meaning provided therefor in the definition of “2.25% Convertible Notes.”

“3.25% Convertible Notes” means (a) those certain 3.25% senior unsecured notes issued by Endologix (the “Original 3.25% Convertible Notes”), governed by the terms of a base indenture, as supplemented by the second supplemental indenture relating to the 3.25% senior notes (together, the “3.25% Senior Notes Indenture”), between Endologix and Wells Fargo Bank, National Association, as trustee, each of which were entered into on November 2, 2015, and (b)

those (i) certain unsecured 5.0% mandatory convertible senior notes due 2024 (the “5.00% Mandatory Convertible Notes”) that are issued by Endologix in the form attached as Exhibit D to the Second Amendment (and that are governed by the terms of that certain Indenture entered into as of the Second Amendment Effective Date between Endologix, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), in the form attached as Exhibit D to the Second Amendment (the “Exchanged Mandatory Senior Notes Indenture”)) and (ii) certain unsecured 5.0% voluntary convertible senior notes due 2024 (the “5.00% Voluntary Convertible Notes”, together with the 5.00% Mandatory Convertible Notes, the “5.00% Convertible Notes”) that are issued Endologix in the form attached as Exhibit D to the Second Amendment (and that are governed by the terms of that certain Indenture entered into as of the Second Amendment Effective Date between Endologix, as issuer, and Wilmington Trust, National Association, as trustee (including the exhibit, schedule and attachments thereto), in the form attached as Exhibit D to the Second Amendment (the “Exchanged Voluntary Senior Notes Indenture”, together with the Exchanged Mandatory Senior Notes Indenture, the “Exchanged Senior Notes Indentures”)), in each case of clause (b)(i) and clause (b)(ii), (A) on the Second Amendment Effective Date in exchange for certain of the Original 3.25% Convertible Notes outstanding as of the Second Amendment Effective Date pursuant to the terms of that certain Exchange Agreement entered in to as of the Second Amendment Date (the “Exchange Agreement”) by and among Endologix and the noteholders party thereto, or (B) after the Second Amendment Effective Date in exchange for any equal principal amount of the Remaining Original 3.25% Convertible Notes in accordance and compliance with the terms and provisions of this Agreement (including clause (j) of the definition of “Permitted Indebtedness”), in each case of clause (a) and (b), as the same may be amended, restated, refinanced, supplemented or otherwise modified in connection with a Permitted 3.25% Convertible Note Refinancing, in each case, to the extent expressly permitted by the terms of this Agreement.

“3.25% Convertible Note Documents” means the 3.25% Convertible Notes, the 3.25% Senior Note Indenture, the Exchanged Senior Notes Indentures, the Exchange Agreement and each other document, instrument or agreement from time to entered into in connection with the foregoing, as the same may be amended, restated, refinanced, supplemented or otherwise modified in ~~on~~connection with a Permitted 3.25% Convertible Note Refinancing, in each case, to the extent expressly permitted by the terms of this Agreement.

“3.25% Senior Notes Indenture” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“5.00% Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“5.00% Mandatory Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“5.00% Voluntary Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“10-K” means an annual report on Form 10-K (or successor form thereto), as required to be filed pursuant to the Exchange Act.

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“10-Q” means a quarterly report on Form 10-Q (or successor form thereto), as required to be filed pursuant to the Exchange Act.

“Account” means an account (as that term is defined in the Code).

“Account Debtor” means any Person who is obligated on an Account, chattel paper, or a general intangible.

“Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of fifty percent (50%) of the Stock of any Person or otherwise causing any Person to become a Subsidiary of ~~the~~any Borrower, (c) a merger or consolidation or any other combination with another Person or (d) the acquisition (including through licensing) of any Product or Intellectual Property of or from another Person if the Acquisition Consideration paid in connection with such acquisition is in excess of $5,000,000 individually or in the aggregate with respect to all such acquisitions in any twelve (12) month period.

“Acquisition Consideration” has the meaning specified therefor in the definition of “Permitted Acquisitions.”

“Administrative Questionnaire” has the meaning specified therefor in Section 13.01(a).

“Affected Lender” has the meaning specified therefor in Section 2.11(b).

“Affiliate” means, with respect to any Person, (a) any Person that directly or indirectly controls such Person, (b) any Person which is controlled by or is under common control with such controlling Person, and (c) each of such Person’s (other than, with respect to any Lender, any Lender’s) officers or directors (or Persons functioning in substantially similar roles) and the spouses, parents, descendants and siblings of such officers, directors or other Persons. As used in this definition, the term “control” of a Person means the possession, directly or indirectly, of the power to vote five percent (5%) or more of any class of voting securities of such Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” means Deerfield Revolver, in its capacity as administrative agent for itself and for the other members of the Lender Group hereunder, as such capacity is established in, and subject to the provisions of, Article XV, and the successors and assigns of Deerfield Revolver in such capacity, and including, when the context may require, during any Third Party Agent Retention Period, any Third Party Agent.

“Agent-Related Persons” means Agent (including, for the avoidance of doubt, any Third Party Agent), together with its Affiliates, controlling persons and their respective directors, officers, employees, partners, advisors, agents and other representatives of each of the foregoing and their respective successors.

3

“Average Revolver Usage” means, with respect to any period, the sum of the aggregate amount of Revolver Usage for each Business Day in such period (calculated as of the end of each respective Business Day) divided by the number of Business Days in such period.

“Bank of America Cash Collateral Account” means that certain deposit account #1453234066 of ~~Borrower~~Endologix at Bank of America, N.A. (or such replacement deposit account provided by Bank of America, N.A. or by another commercial bank) established and maintained for the sole purpose of providing cash collateral in favor of Bank of America, N.A. (or such replacement commercial bank) for obligations of ~~the Borrower~~Endologix in respect of certain commercial credit cards (or with respect to a replacement commercial bank, similar commercial credit cards to those provided by Bank of America, N.A. as of the Closing Date) provided to ~~the Borrower~~Endologix by Bank of America, N.A. (or such replacement commercial bank); provided that the aggregate amount on deposit in such deposit account (or such replacement deposit account) shall not at any time exceed $2,500,000.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

“Blocked Account” has the meaning specified therefor in Section 2.12(a).

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Borrowers” has the meaning specified therefor in the preamble.

“Borrower Representative” means Endologix, in its capacity as Borrower Representative pursuant to the provisions of Section 2.13, or any successor Borrower Representative selected by Borrowers and approved by Agent.

“Borrowing” means a borrowing consisting of Loans made on the same day by the Lenders (or Agent on behalf thereof), or by Agent in the case of an Extraordinary Advance.

“Borrowing Base” means, as of any date of determination, an amount equal to:

(a)	the lesser of:

(i)	the Maximum Revolver Amount, and

(ii)	an amount equal to:

(A) an amount not to exceed 85% of the aggregate amount of Eligible Accounts; less

(B) the amount, if any, of the Dilution Reserve; plus

(C) the least of (1) the product of 50% multiplied by the value (calculated at the lower of cost or market based on the Borrowers’ historical accounting practices) of Eligible Inventory at such time, (2) the product of 85% multiplied by

6

taken as a whole, materially increase the risk of the investments made by Endologix from time to time from Endologix’ investment policy in effect as of the Closing Date.

“Cash Management Services” means any cash management or related services including treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other customary cash management arrangements.

“Change in Law” means the occurrence after the Closing Date of: (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation, judicial ruling, judgment or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation, guideline or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that notwithstanding anything in the Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Change in Control” or “Change of Control” means any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, voting Stock of Endologix (or other securities convertible into such voting Stock) representing more than 50% of the combined voting power of all voting Stock of Endologix; (b) Endologix shall have ceased to own, directly or indirectly, 100% of the Stock of any of its Subsidiaries (with the exception of any Subsidiaries permitted to be dissolved or merged to the extent otherwise permitted by this Agreement and other than, solely with respect to Foreign Subsidiaries, directors qualifying shares as necessary to comply with foreign law); (c) the occurrence of a “Change of Control”, “Change in Control”, “Fundamental Change” or terms of similar import under the 2.25% Convertible Note Documents, the 3.25% Convertible Note Documents, the Term Debt Documents or any Permitted Japan Lifeline Unsecured Debt Documents; or (d) the occurrence of any “Major Transaction” (as defined in any Warrant). As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the SEC under the Exchange Act; provided that no Change in Control shall be deemed to have occurred with respect to a “Permitted Successor Transaction” (as defined in the Term ~~Loan~~ Credit Agreement as in effect on the Closing Date) which prohibits the Term Lenders from delivering a “Put Notice” (as defined in the Term ~~Loan~~ Credit Agreement as in effect on the Closing Date) under the Term ~~Loan~~ Credit Agreement as in effect on the Closing Date.

“Closing Date” means the date of this Agreement.

34

another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so Guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so Guaranteed or otherwise supported.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent and the Lenders, executed and delivered by Borrowers or one of their Subsidiaries, Agent, Term Agent and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

“Convertible Note Documents” means, collectively the 2.25% Convertible Note Documents and the 3.25% Convertible Note Documents (which, for the avoidance of doubt, shall include the indenture and each other document, instrument or agreement from time to time entered into in connection with any Permitted 3.25% Convertible Note Refinancing, in each case, to the extent such indenture, documents, instruments or agreements are permitted pursuant to the terms of the definition of “Permitted 3.25% Convertible Note Refinancing”).

“Copyrights” has the meaning specified therefor in the Guaranty and Secured Agreement.

“Copyright Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement.

“Correction” means the repair, modification, adjustment, relabeling, destruction, or inspection (including patient monitoring) of a product or device without its physical removal from its point of use to some other location.

“Cortland” means Cortland Capital Market Services LLC, a Delaware limited liability company, and its Affiliates and its and their successors and assigns.

“DEA” means the Drug Enforcement Administration of the United States of America, any comparable state or local Governmental Authority, any comparable Governmental Authority in any non-United States jurisdiction, and any successor agency of any of the foregoing.

“Deerfield Revolver” means Deerfield ELGX Revolver, LLC and its successors and assigns.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Depositary Bank” has the meaning specified therefor in Section 2.12(a).

“Designated Account” means the Deposit Account of Borrower Representative identified on Schedule D-1 (or such other Deposit Account of Borrower Representative located at Designated Account Bank that has been designated as such, in writing, by Borrowers to Agent (and, during any Third Party Agent Retention Period, also to the Third Party Agent)).

11

“Designated Account Bank” has the meaning specified therefor in Schedule D-1 (or such other bank that is located within the United States that has been designated as such, in writing, by Borrowers to Agent (and, during any Third Party Agent Retention Period, also to the Third Party Agent)).

“Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior three (3) months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period.

“Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by one (1) percentage point for each percentage point by which Dilution is in excess of 5%.

“Dispose” and “Disposition” mean (a) the sale, lease, license, transfer, assignment, conveyance or other disposition of any assets or property (including any transfer or conveyance of any assets or property pursuant to a division or split of a limited liability company or other entity or Person into two or more limited liability companies or other entities or Persons), and (b) the sale or transfer by ~~the~~any Borrower or any Subsidiary of ~~the~~any Borrower of any Stock issued by any Subsidiary of ~~the~~any Borrower.

“Disqualified Stock” means any Stock which, by its terms (or by the terms of any security or other Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Stock that does not constitute Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable (in each case, other than solely for Stock that does not constitute Disqualified Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year and one day following the Maturity Date (excluding any provisions requiring redemption upon a “change in control” or similar event, provided that such “change in control” or similar event results in the occurrence of the payment in full in cash of all of the Obligations (other than unasserted contingent indemnification obligations) and the termination of all of the Commitments, (b) is convertible into or exchangeable for (i) debt securities or (ii) any Stock referred to in (a) above, in each case, at any time on or prior to the date that is one year and one day following the Maturity Date at the time such Stock was issued, or (c) is entitled to receive scheduled dividends or distributions in cash prior to the date that is one year and one day following the Maturity Date.

“Dollars” or “$” means United States dollars.

“Domestic Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which is organized, incorporated or otherwise formed under the laws of the United States or any state thereof or the District of Columbia.

12

(j) such Inventory is not covered by casualty insurance reasonably acceptable to Agent and the Lenders,

(k) it consists of goods that can be transported or sold only with licenses that are not readily available or of any substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any environmental law or any Governmental Authority applicable to Borrowers or their business, operations or assets,

(l) it does not meet all standards imposed by any Governmental Authority in all material respects, including with respect to its production, acquisition, sale or importation (as the case may be,

(m) it has expired or is obsolete,

(n) such Inventory is located at the Santa Rosa location and a reserve has been established on the books of the Borrowers against such Inventory in accordance with Endologix’s standards in place regarding aged Inventory,

(o) it is held for rental or lease by or on behalf of Borrowers,

(p) it is subject to third party trademark, licensing or other proprietary rights, unless Agent is satisfied that such Inventory can be freely sold by Agent on and after the occurrence of an Event of a Default despite such third party rights, or

(q) it fails to meet such other specifications and requirements which may from time to time be established by Agent (including, during any Third Party Agent Retention Period, the Third Party Agent) in its Permitted Discretion. Notwithstanding the foregoing, the valuation of Inventory shall be subject to any legal limitations on sale and transfer of such Inventory.

“Employee” means any employee of any Loan Party or any Subsidiary of any Loan Party.

“Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, under which (A) any current or former employee, director or independent contractor of ~~the~~any Borrower or any of its Subsidiaries has any present or future right to benefits or compensation and which is contributed to, sponsored by or maintained by ~~the~~any Borrower or any of its Subsidiaries or (B) ~~the~~any Borrower or any of its Subsidiaries has had or has or could reasonably be expected, individually or in the aggregate, to have any present or future obligation or liability.

“Environmental Action” means any written complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of or liability under Environmental Laws or releases of Hazardous Materials, including, without limitation, (a) from any assets, properties, or businesses of any Borrower, any Subsidiary of a Borrower, or any of their predecessors in interest, (b) from adjoining properties or

19

businesses, or (c) from or onto any facilities which received Hazardous Materials generated by any Borrower, any Subsidiary of any Borrower, or any of their predecessors in interest.

“Environmental Laws” means all Applicable Laws, Authorizations and permits imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the workplace, the environment and natural resources, and including public notification requirements and environmental transfer of ownership, notification or approval statutes.

“Environmental Liabilities” means all Liabilities (including costs of removal and remedial actions, natural resource damages and costs and expenses of investigation and feasibility studies, including the cost of environmental consultants and attorneys’ costs) that may be imposed on, incurred by or asserted against any Loan Party or any Subsidiary of any Loan Party as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law resulting from the ownership, lease, sublease or other operation or occupation of property by any Loan Party or any Subsidiary of any Loan Party, whether on, prior or after the date hereof.

“Environmental Permits” has the meaning specified therefor in Section 4.20(a).

“Equipment” means all “equipment,” as such term is defined in the UCC, now owned or hereafter acquired by any Loan Party, wherever located.

“Equity Financing Documents” has the meaning provided therefor in the Second Amendment.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and applicable published guidance thereunder.

“ERISA Affiliate” means collectively ~~the~~any Borrower, any Subsidiary of any Borrower and any Person under common control or treated as a single employer with, any Borrower or any Subsidiary of any Borrower within the meaning of IRC Section 414 (b), (c), (m) or (o) or under ERISA.

“ERISA Event” means any of the following: (a) a reportable event described in Section 4043(b) or (c) of ERISA (other than an event for which the 30-day notice period is waived) with respect to a Title IV Plan; (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan; (d) with respect to any Multiemployer Plan, the filing of a notice of insolvency or termination, or treatment of a plan amendment as termination, under Section 4041A of ERISA; (e) the filing of a notice of intent to terminate a Title IV Plan, or treatment of a plan amendment as termination, under Section 4041 of ERISA; (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due; (h) the imposition of a Lien under Section 412 or 430(k) of the IRC or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate; (i) the failure of an

20

Employee Benefit Plan or any trust thereunder intended to qualify for tax exempt status under Section 401 or 501 of the IRC or other Applicable Law to qualify thereunder; (j) a Title IV plan is in “at risk” status within the meaning of IRC Section 430(i); (k) a Multiemployer Plan is in “endangered status” or “critical status” within the meaning of Section 432(b) of the IRC; and (l) any other event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any Liability upon any ERISA Affiliate under Title IV of ERISA other than for contributions to Title IV Plans and Multiemployer Plans in the ordinary course and PBGC premiums due but not delinquent

“Event of Default” has the meaning specified therefor in Article VIII.

“Excess Availability” means, as of any date of determination, the amount equal to Availability minus the aggregate amount, if any, of all trade payables of Borrowers and their Subsidiaries aged in excess of thirty (30) days with respect thereto and all book overdrafts of Borrowers and their Subsidiaries in excess of historical practices with respect thereto, in each case as determined by Agent (including, during any Third Party Agent Retention Period, the Third Party Agent) in its Permitted Discretion.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Exchange Agreement” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Exchanged Mandatory Senior Notes Indenture” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Exchanged Voluntary Senior Notes Indenture” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Exchanged Senior Notes Indentures” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Excluded Accounts” has the meaning specified therefor in Section 5.08.

“Excluded Domestic Holdco” means a wholly-owned Domestic Subsidiary of a Borrower substantially all of the assets of which consist of Stock of Excluded Foreign Subsidiaries held directly or indirectly by such Subsidiary and which does not engage in any business, operations or activity other than that of a holding company, excluding for purposes of such determination, Indebtedness of such Excluded Foreign Subsidiaries.

“Excluded Foreign Subsidiary” means any Foreign Subsidiary which is a controlled foreign corporation (as defined in the IRC) that has not guaranteed or pledged any of its assets to secure, or with respect to which there shall not have been pledged two-thirds or more of the voting Stock to secure, any Indebtedness (other than the Obligations) of a Loan Party.

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“Excluded Property” means, collectively:

(a) voting shares of any (A) Excluded Foreign Subsidiary of ~~Borrower~~Endologix or (B) Excluded Domestic Holdco, in each case, in excess of 65% of all of the issued and outstanding voting shares of capital stock of such subsidiary;

(b) any lease, license, contract, property right or agreement as to which, if and to the extent that, and only for so long as, the grant of a security interest therein shall (1) constitute or result in a breach, termination or default under any such lease, license, contract, property right or agreement or render it unenforceable, (2) be prohibited by any applicable law or (3) require the consent of any third party (in each case of clauses (1), (2) and (3), other than to the extent that any such breach, termination, default, prohibition or requirement for consent would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable Law), provided that such security interest shall attach immediately to each portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above;

(c) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed);

(d) motor vehicles and other assets, in each instance, in which perfection of a security requires notation on certificates of title with a value, individually, of less than $250,000;

(e) without in any way limiting clause (a) above, equity interests in any Person (other than wholly owned Subsidiaries) to the extent not permitted by the terms of such Person’s organizational or joint venture documents (so long as such joint venture was not entered into (or such Subsidiary was not formed) in contravention of the terms of the Loan Documents and such prohibition did not arise in anticipation of the restrictions under the Loan Documents);

(f) any assets financed by purchase money Indebtedness or Capital Leases, to the extent such purchase money Indebtedness or Capital Lease is permitted hereunder, if the documentation governing such purchase money Indebtedness or Capital Leases securing such purchase money Indebtedness or Capital Leases prohibits the creation of a security interest or lien thereon or requires the consent of any Person as a condition to the creation of any other security interest or lien on such property or if such contract or other agreement would be breached or give any party the right to terminate it as a result of creation of such security interest or lien;

(g) those assets as to which Agent determines (in its sole discretion) that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lender Group of the security to be afforded thereby; and

(h) the Bank of America Cash Collateral Account;

provided, however, notwithstanding anything to the contrary herein or under the other Loan Documents, “Excluded Property” shall not include (i) any proceeds, products, substitutions, receivables or replacements of Excluded Property (unless such proceeds, products, substitutions, receivables or replacements would otherwise constitute Excluded Property), or (ii) any assets or

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“FDCA” means the Federal Food, Drug and Cosmetic Act, as amended, 21 U.S.C. Section 301 et seq., and all regulations promulgated thereunder.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any entity succeeding to any of its principal functions.

“First Period” has the meaning specified in Section 2.09(d)(ii).

“Fixed Charge Coverage Ratio” means, as of any date of determination and with respect to Borrowers determined on a consolidated basis in accordance with GAAP, the ratio of (a) for the applicable Measurement Period ending on such date, EBITDA minus Capital Expenditures (other than Capital Expenditures financed with Indebtedness (other than Revolving Loans)) made or incurred during such Measurement Period or the proceeds of Stock, to (b) Fixed Charges for such Measurement Period.

“Fixed Charges” means, with respect to any fiscal period and with respect to Borrowers determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees, and other non-cash Interest Expense) during such period, (b) principal payments in respect of Indebtedness that are required to be paid during such period, (c) all federal, state, and local income taxes accrued during such period, and (d) all Restricted Payments paid (whether in cash or other property, other than common Stock) during such period.

“Flexential Data Center Location” has the meaning specified in Section 5.23.

“Foreign Benefit Plan” means any employee benefit plan that is subject to the laws of a jurisdiction outside the United States, including those mandated by a government other than that of the United States of America.

“Foreign Lender” means any Lender or Participant that is not a United States person within the meaning of IRC section 7701(a)(30).

“Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not a Domestic Subsidiary.

“Funding Date” means the date on which a Borrowing occurs.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied, subject to the provisions of Section 1.02 .

“Global Excess Liquidity” means, as of any date of determination by Agent (or, during any Third Party Agent Retention Period, the Third Party Agent), the sum of (a) without duplication of clause (b) of this definition, Qualified Cash; provided that, for the avoidance of doubt, no cash or Cash Equivalents maintained in any Excluded Accounts shall be included in this clause (a), plus (b) without duplication of clause (a) of this definition, unrestricted cash and Cash Equivalents of Loan Parties that is in Excluded Accounts maintained by a branch office of the bank or securities intermediary located outside the United States in an aggregate amount not

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to exceed the lesser of (i) $10,000,000 and (ii) 20% of clause (a) of this definition, plus (c)(i) without duplication of any cash or Cash Equivalents from any Borrowing or Loan made hereunder or under the other Loan Documents that would count towards either of clause (a) or clause (b) of this definition and (ii) solely to the extent the applicable conditions in Article III (and any additional conditions to Borrowing or the making of Loans hereunder or under the Loan Documents that may be added or included from time to time after the Closing Date) have been satisfied (or would be satisfied if a Borrowing or a Loan would have been made hereunder or under the other Loan Documents) as of such date of determination (after giving effect to any such Borrowing or Loan hereunder or thereunder and any Revolver Usage as of such date), the amount of Availability.

“Good Manufacturing Practices” means current good manufacturing practices, as set forth in 21 C.F.R. Parts 210, 211, 820 and any comparable foreign requirements.

“Governmental Authority” means any nation, sovereign, government, quasi-governmental agency, governmental department, ministry, cabinet, commission, board, bureau, agency, court, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal or administrative or public body or entity, whether domestic or foreign, federal, state, local or other political subdivision thereof, having jurisdiction over the matter or matters and Person or Persons in question or having the authority to exercise executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, securities exchange, regulatory body, arbitrator, public sector entity, supra-national entity and any self-regulatory organization.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means (a) each Subsidiary of Borrowers (other than any Excluded Subsidiary), and (b) each other Person that becomes a guarantor after the Closing Date pursuant to Section 5.09.

“Guaranty and Security Agreement” means the Guaranty and Security Agreement, dated as of the Closing Date, in form and substance reasonably satisfactory to Agent and the Lenders, executed and delivered by Borrowers and each of the Guarantors to Agent, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

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“Hazardous Materials” means any substance, material or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, asbestos, polychlorinated biphenyls and radioactive substances.

“Healthcare Laws” means all Applicable Laws relating to the procurement, development, provision, clinical and non-clinical evaluation or investigation, product approval or clearance, manufacture, production, analysis, distribution, dispensing, importation, exportation, use, handling, quality, reimbursement, sale, labeling, advertising, promotion, or post-market requirements of any drug, medical device, clinical laboratory service, food, dietary supplement or other product (including, without limitation, any ingredient or component of, or accessory to, the foregoing products) subject to regulation under the FDCA or otherwise regulated by the FDA, or subject to regulation under the Clinical Laboratory Improvement Amendments of 1988 (42 U.S.C. §263a et seq) and its implementing regulations (42 C.F.R. Part 493) and similar state or foreign laws, controlled substances laws, pharmacy laws, consumer product safety laws, Medicare, Medicaid, and all laws, policies, procedures, requirements and regulations pursuant to which Regulatory Required Permits are issued, in each case, as the same may be amended from time to time.

“Immaterial Subsidiaries” shall mean, as of any date of determination, any Subsidiary of ~~the Borrower~~Endologix that is not a Loan Party that, when measured as of the most recent fiscal quarter end or fiscal year end for which Endologix has filed its 10-K or 10-Q, when taken together with all other Immaterial Subsidiaries as of such date, (i) did not have assets with a value in excess of 5.0% of the total property and assets of the Loan Parties and their Subsidiaries on a consolidated basis set forth in the balance sheet included in such 10-K or 10-Q in accordance with GAAP and on a pro forma basis and (ii) did not have revenues representing in excess of 5.0% of total revenues of the Loan Parties and their Subsidiaries on a consolidated basis.

“Indebtedness” means the following with respect to any Person:

(a) all indebtedness for borrowed money of such Person;

(b) the deferred purchase price of assets or services (other than trade payables entered into in the Ordinary Course of Business and which are not more than 120 days past due and other than items covered by clause (xiv) of this definition) of such Person, which in accordance with GAAP should be shown to be a liability on the balance sheet;

(c) all guarantees of Indebtedness by such Person;

(d) the face amount of all letters of credit issued or acceptance facilities established for the account of such Person (or for which such Person is liable), including without duplication, all drafts drawn thereunder;

(e) all Capital Lease Obligations of such Person;

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(o) all off-balance sheet liabilities of such Person; or

(p) all obligations arising under non-compete agreements, bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business (it being understood that obligations to make cash payments for incentive compensation for officers of Endologix made in lieu of equity awards shall be deemed to have arisen in the Ordinary Course of Business to the extent (and only to the extent) that (A) none of such obligations or cash payments are in excess of 15% greater than the fair market value of the equity awards they are in lieu of and (B) such obligations of the Borrowers do not exceed $5,000,000 in the aggregate at any one time (or $0 in the aggregate at any time after December 31, 2021), with a maximum aggregate amount allowed to be paid or distributed thereon of (1) $0 in all calendar years prior to the 2019 calendar year, (2) $2,500,000 in the 2020 calendar year, (3) $2,500,000 in the 2021 calendar year and (4) $0 in all calendar years after the 2021 calendar year).

“Indemnified Liabilities” has the meaning specified therefor in Section 10.03.

“Indemnified Person” has the meaning specified therefor in Section 10.03.

“Indemnified Taxes” means, any Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrowers under any Loan Document.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means all Intellectual Property Licenses and all Copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any Patents, patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, Trademarks, trademarks, trade names, service marks, mask works, rights of use of any name, domain names, or any other similar rights, any applications therefor, whether registered or not, know-how, operating manuals, trade secret rights, clinical and non-clinical data, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing.

“Intellectual Property Licenses” has the meaning specified therefor in the Guaranty and Security Agreement.

“Intercompany Subordination Agreement” means an intercompany subordination agreement, dated as of the Closing Date, executed and delivered by Borrowers, each of their Subsidiaries, and Agent, the form and substance of which is reasonably satisfactory to Agent and the Lenders.

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“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Closing Date, by and between Agent and the Term Agent and acknowledged and agreed by the Loan Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Interest Expense” means, for any period, the aggregate of the interest expense of Borrowers for such period, determined on a consolidated basis in accordance with GAAP.

“Internal Controls” has the meaning ascribed to it in Section 4.13(a).

“Inventory” means inventory (as that term is defined in the Code).

“Inventory Cap” means, initially, $10,000,000; provided, that, ~~(x)~~ after the first anniversary of the Closing Date, such cap may be increased to $15,000,000 to the extent the following conditions have been met: (i) Agent (or, during any Third Party Agent Retention Period, the Third Party Agent) shall have received an appraisal detailing the value of Borrowers’ Intellectual Property, in scope and with results acceptable to Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) and (ii) Borrowers ~~’~~ shall have achieved TTM EBITDA of greater than $0 for two consecutive fiscal quarters and (y) the Inventory Cap shall be reduced to $0 in the event that Market Capitalization of Endologix is less than $~~200,000,000.~~25,000,000.

“Investment” has the meaning specified therefor in Section 6.06.

“Investment Company Act” means the Investment Company Act of 1940, as amended, including the rules and regulations promulgated thereunder.

“IP” means all Intellectual Property that is necessary for the conduct of the Loan Parties’ business as currently conducted.

“IRC” means the Internal Revenue Code of 1986, as in effect from time to time.

“Japan Lifeline Subordination Agreement” has the meaning specified therefor in clause (r) of the definition of “Permitted Indebtedness”.

“Landlord Reserve” means, as to each location at which Borrowers have Collateral or books and records located and as to which a Collateral Access Agreement has not been received by Agent, a reserve in an amount equal to the greater of (a) the number of months’ rent for which the landlord will have, under applicable law, a Lien in the Collateral of Borrowers to secure the payment of rent or other amounts under the lease relative to such location, or (b) three (3) months’ rent under the lease relative to such location.

“Latest Balance Sheet Date” has the meaning specified therefor in Section 4.12.

“Lender” has the meaning specified therefor in the preamble, shall include any other Person made a party hereto pursuant to the provisions of Section 13.01 and “Lenders” means each of the Lenders or any one or more of them.

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whether a lawsuit or other adverse proceeding is brought, or in taking any enforcement action or any Remedial Action with respect to the Collateral.

“Lender-Related Person” means, with respect to any Lender, such Lender, together with such Lender’s Affiliates, officers, directors, employees, attorneys, and agents.

“Liabilities” means all claims, actions, suits, judgments, damages, losses, liabilities, obligations, responsibilities, fines, penalties, sanctions, costs, fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, and whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise.

“LIBOR Adjustment Date” means the first calendar day of such calendar month.

“LIBOR Rate” means the greater of (a) 1.00% and (b) the rate per annum equal to the London interbank offered rate administered by ICE Benchmark Administration Limited or a comparable, replacement or successor rate, which rate is approved by Agent, as published on the applicable Bloomberg screen (or such other commercially available source providing such quotations as may be designated by Agent from time to time), for deposits in Dollars for a term of thirty (30) days on or about 11:00 a.m. (London time) two (2) Business Days prior to the LIBOR Adjustment Date. The LIBOR Rate may not be the lowest or best rate at which Agent calculates interest or extends credit. The LIBOR Rate for each calendar month shall be adjusted (if necessary) on each LIBOR Adjustment ~~Datewhich~~Date which determination shall be conclusive in the absence of manifest error; provided that to the extent a comparable, replacement or successor rate is approved by Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind. For purposes of this Agreement and the other Loan Documents, any Loan Party or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Liquidated Damages” has the meaning specified in Section 2.09(d)(i).

“Loan” means any Revolving Loan or Extraordinary Advance made (or to be made) hereunder.

“Loan Account” has the meaning specified therefor in Section 2.08.

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“Loan Documents” means the Agreement, any Notes, the Control Agreements, any Borrowing Base Certificate, each Compliance Certificate, the Intercreditor Agreement, the Japan Lifeline Subordination Agreement, any Subordination Agreement, the Guaranty and Security Agreement, the Intercompany Subordination Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Copyright Security Agreement, any note or notes executed by Borrowers in connection with the Agreement and payable to any member of the Lender Group, and any other instrument or agreement entered into, now or in the future, by Borrowers or any of their Subsidiaries and any member of the Lender Group in connection with the Agreement.

“Loan Party” means any Borrower or any Guarantor.

“Lockbox” has the meaning specified therefor in Section 2.12(a).

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.

“Market Capitalization” shall mean, on any date of determination, an amount equal to (i) the total number of issued and outstanding shares of common Stock of Endologix on the date of measurement multiplied by (ii) the arithmetic mean of the closing prices per share of such Stock on the Nasdaq Stock Market for the 30 consecutive trading days immediately preceding such date of determination.

“Market Withdrawal” means a Person’s Removal or Correction of a distributed product which involves a minor violation that would not be subject to legal action by the FDA or which involves no violation (e.g., normal stock rotation practices and routine equipment adjustments and repairs, etc.).

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, results of operations, financial condition or properties of the Loan Parties and their Subsidiaries, taken as a whole, (b) the legality, validity or enforceability of any provision of any Loan Document, (c) the ability of any Loan Party to timely perform the Obligations, (d) the creation, perfection or priority of the Liens, taken as a whole for the Collateral, granted under the Loan Documents, or (e) the rights and remedies of the Secured Parties under any Loan Document.

“Material Contracts” means (a) the Operative Documents, (b) the Term Debt Documents, (c) the Convertible Note Documents, (d) the agreements listed on Schedule 4.18, (e) the Permitted Japan Lifeline Unsecured Debt Documents, (f) the Equity Financing Documents, and (~~f~~g) each other agreement or contract to which such Loan Party or its Subsidiaries is a party the termination of which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; provided that Capped Calls shall not be considered Material Contracts.

“Material Intangible Assets” means all of (i) each Loan Party’s Intellectual Property and (ii) license or sublicense agreements or other agreements with respect to rights in Intellectual Property (including each Intellectual Property License), in each case that are material to the financial condition, business or operations of the applicable Loan Party.

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“Maturity Date” means ~~April 2, 2022.~~the date that is the earlier of (a) April 2, 2023 and (b) the date that the loans under the Term Credit Agreement are paid in full.

“Maximum Revolver Amount” means $40,000,000 (provided that such amount shall be increased to $50,000,000 during any Maximum Revolver Increased Amount Period), decreased by the amount of reductions in the Revolver Commitments made in accordance with Section 2.03(c).

“Maximum Revolver Decreased Market Capitalization Event” means any time, after a Maximum Revolver Increased Amount Trigger Event occurs, the Market Capitalization of Endologix decreases to an amount less than or equal to $350,000,000.

“Maximum Revolver Decreased Market Capitalization Notice Trigger Event” means the first occurrence of a Maximum Revolver Decreased Market Capitalization Event after a Maximum Revolver Increased Amount Trigger Event has occurred and was continuing immediately before such Maximum Revolver Decreased Market Capitalization Event occurred.

“Maximum Revolver Decreased Market Capitalization Overadvance Amount” means, at any time a Maximum Revolver Decreased Market Capitalization Overadvance Event occurs, if Revolver Usage at such time is in excess of $40,000,000, the result of (a) the amount of the Revolver Usage, minus (b) $40,000,000.

“Maximum Revolver Decreased Market Capitalization Overadvance Event” means any time that the Market Capitalization of Endologix is less than or equal to $350,000,000 and the Revolver Usage is more than $40,000,000.

“Maximum Revolver Increased Amount Period” means from the time a Maximum Revolver Increased Amount Trigger Event occurs until the time that the Market Capitalization of Endologix is less than or equal to $350,000,000.

“Maximum Revolver Increased Amount Trigger Event” means, at any time that the Market Capitalization of Endologix is in excess of $350,000,000 for at least ten (10) consecutive Business Days, the Borrower Representative delivers an officer’s certificate executed by an Authorized Officer of the Borrower Representative to the Agent (and, during a Third Party Agent Retention Period, also the Third Party Agent) certifying as such and providing reasonable detail thereof, all in form and substance reasonably satisfactory to the Agent (and, during a Third Party Agent Retention Period, also the Third Party Agent).

“Measurement Period” means, at any date of determination, the most recently completed twelve (12) fiscal months of Borrowers for which financial statements have been delivered pursuant to Section 5.05(a).

“Medicaid” means the medical assistance programs administered by state agencies and approved by CMS pursuant to the terms of Title XIX of the Social Security Act, codified at 42 U.S.C. 1396 et seq.

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expenditures related to research and development, clinical and regulatory affairs, marketing and sales, and general and administrative) on the income statements of such Person and its Subsidiaries that are included in such Person’s financial statements (including those financial statements required by Section 5.05(a)), which amount shall (i) be in compliance and accordance with GAAP and any SEC requirements and regulations, but (ii) exclude one-time non-recurring expenditures that are not regularly incurred in the Ordinary Course of Business of such Person and its Subsidiaries.

“Operative Documents” means the Loan Documents and the Term Debt Documents.

“Ordinary Course of Business” means, in respect of any transaction involving any Loan Party, the ordinary course of business of such Loan Party, as conducted by such Loan Party in accordance with past practices, as applicable.

“Organizational Documents” means, with respect to any Loan Party, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement), including any and all shareholder agreements or voting agreements relating to the capital stock or other equity interests of such Person.

“Original 3.25% Convertible Notes” has the meaning provided therefor in the definition of “3.25% Convertible Notes.”

“Originating Lender” has the meaning specified therefor in Section 13.01(e).

“Overadvance” means, as of any date of determination, that the Revolver Usage is greater than any of the limitations set forth in Section 2.01.

“Participant” has the meaning specified therefor in Section 13.01(e).

“Participant Register” has the meaning specified therefor in Section 13.01(i).

“Patents” has the meaning specified therefor in the Guaranty and Security Agreement.

“Patent Security Agreement” has the meaning specified therefor in the Guaranty and Security Agreement.

“Patriot Act” means Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001).

“Perfection Certificate” means a certificate in the form of Exhibit P-1.

“Permitted 3.25% Convertible Note Refinancing” has the meaning provided therefor in the definition of “Permitted Indebtedness.”

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(i) the total consideration paid or payable (including without limitation, costs and expenses, deferred purchase price, seller notes and other liabilities incurred, assumed or to be reflected on a consolidated balance sheet of the Loan Parties and their Subsidiaries after giving effect to such Acquisition but excluding (A) any equity interests issued as consideration for such Acquisition and (B) the net proceeds of any issuance of equity interests made after the ~~Closing~~Second Amendment Effective Date that are used for purposes of such Acquisition (for the avoidance of doubt, other than the net proceeds of any equity interests or other Stock issued under or in connection with the Equity Financing Documents)) (such amounts, collectively, the “Acquisition Consideration”) shall be in an amount not to exceed $15,000,000 in the aggregate for all such Acquisitions during the term of this Agreement; provided, however, that, in the case of each Acquisition, (1) during any Non-Third Party Agent Retention Period, subject to Section 5.20, to the extent requested by Agent, Agent, and (2) during any Non-Third Party Agent Retention Period, the Third Party Agent, in each case, has received prior to the consummation of such Acquisition evidence satisfactory to Agent (or such Third Party Agent) that Borrowers have, immediately before and immediately after giving effect to the consummation of such Acquisition, unrestricted cash (it being understood and agreed that cash and Cash Equivalents shall not be considered “restricted” cash for purposes of this proviso solely due to compliance by the Loan Parties with the requirements set forth in Section 5.08) in one or more deposit accounts subject to a Control Agreement in an aggregate amount equal to or greater than the positive value of the product of (x) eighteen (18) multiplied by (y) the Monthly Cash Burn Amount, as determined as of the last day of the month immediately preceding such Acquisition.

Notwithstanding the foregoing, no Accounts, Inventory or Equipment acquired by a Loan Party in a Permitted Acquisition shall be included as Eligible Accounts, Eligible Equipment or Eligible Inventory until a field examination (and, if required by Agent (or, during any Third Party Agent Retention Period, the Third Party Agent), an Inventory appraisal or an Equipment appraisal, as applicable) with respect thereto has been completed to the reasonable satisfaction of Agent (and, during any Third Party Agent Retention Period, the Third Party Agent), including the establishment of reserves required in Agent’s (or, during any Third Party Agent Retention Period, the Third Party Agent’s) reasonable discretion; provided that field examinations and appraisals in connection with Permitted Acquisitions shall not count against the limited number of field examinations or appraisals for which expense reimbursement may be sought.

“Permitted Contingent Obligations” means:

(a) Contingent Obligations arising in respect of the Indebtedness under the Loan Documents;

(b) Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business;

(c) Contingent Obligations outstanding on the date of this Agreement and set forth on Schedule 6.05 (but not including any refinancings, extensions, increases or amendments to the indebtedness underlying such Contingent Obligations other than extensions of the maturity thereof without any other material change in terms adverse to the Lenders);

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(d) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed $2,000,000 in the aggregate at any time outstanding;

(e) Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

(f) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 6.04;

(g) so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing or arising under any Swap Contract or Capped Call; provided, however, that such obligations are (or were) entered into by a Borrower or an Affiliate of a Borrower for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation and either (i) with respect to a Swap Contract or a Capped Call, are (or were) entered into in the Ordinary Course of Business or (ii) with respect to a Capped Call, are (or were) entered into in connection with the 2.25% Convertible Notes, the 3.25% Convertible Notes, any ~~refinancings thereof~~Permitted 3.25% Convertible Note Refinancing permitted hereunder or in connection with this Agreement or any of the other Loan Documents;

(h) guarantees by (i) one or more Loan Parties of the obligations of Foreign Subsidiaries up to $1,000,000 in the aggregate at any time outstanding, (ii) any Loan Party of the obligations of any other Loan Party (but, for the avoidance of doubt, excluding any Immaterial Subsidiary that may be a Loan Party where, before and immediately after giving effect to such guarantee (including any rights of contribution set forth in the Loan Documents or otherwise), the Loan Parties cannot represent and warrant that such Immaterial Subsidiary is Solvent on an individual basis) and (iii) any Foreign Subsidiary of the obligations of any other Foreign Subsidiary;

(i) Contingent Obligations arising in respect of the Indebtedness under, subject to the terms of the Intercreditor Agreement and this Agreement, the Term Debt Documents; and

(j) other Contingent Obligations not permitted by clauses (a) through (i) above, not to exceed $2,500,000 in the aggregate at any time outstanding.

“Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

“Permitted Dispositions” means:

(a) dispositions of inventory in the Ordinary Course of Business;

(b) dispositions of furniture, fixtures and equipment (excluding any Collateral included in the Borrowing Base) in the Ordinary Course of Business that the applicable Loan

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(f) Indebtedness in the form of insurance premiums financed through the applicable insurance company;

(g) trade accounts payable arising and paid within 120 days of the date when due and in the Ordinary Course of Business;

(h) Subordinated Debt;

(i) the Term Debt under the Term Credit Facility, in accordance with the terms of the Intercreditor Agreement and this Agreement;

(j) Indebtedness of the Loan Parties incurred under the 3.25% Convertible Notes in an aggregate principal amount not to exceed the aggregate principal amount outstanding on the ~~Closing~~Second Amendment Effective Date after giving effect to any payments, repayments or prepayments thereon or conversion, cash settlements or distributions related thereto (which, for the avoidance of doubt, shall not be greater than the aggregate principal amount outstanding on the Closing Date), and, so long as no Default or Event of Default has occurred and is continuing or would result after giving effect thereto, any refinancing or extension thereof ~~or new issuance in connection with the exchange thereof and/or a new issuance~~in which all or any portion of the proceeds ~~of which~~ will be used ~~in connection with the~~to repurchase ~~or other refinancing~~refinance of all or any portion thereof ~~therewith~~ that, in each case of the foregoing (i)(A) has an aggregate outstanding principal amount not greater than $200,000,000 (when taking into account all such existing, refinanced, extended, exchanged and newly issued Indebtedness), ~~and~~(B) does not provide for any amortization payments or other principal payments ~~of any kind~~, prepayments, repayments, redemptions or distributions of any kind or cash settlements or cash conversions (or requires or mandates any settlements or conversions thereof) in advance of the date that is one year and one day after the Maturity Date, and (C) except as expressly provided in the 5.00% Convertible Notes issued on the Second Amendment Effective Date (or issued after the Second Amendment Effective Date in exchange for any of the Remaining Original 3.25% Convertible Notes in accordance and compliance with the terms and provisions of this Agreement), does not provide for (or include) any terms or provisions requiring or mandating the conversion or cash settlement of any such Indebtedness or obligations at any time prior to the date that is one year and one day after the Maturity Date, (ii) has a maturity no shorter than the date that is one year and one day after the Maturity Date (in the case of clause (i) and clause (ii), it being understood that, in each case, any provision requiring an offer to purchase such Indebtedness as a result of a change in control, fundamental change, delisting, asset sale or similar provision or any exercise or conversion of Stock (other than Disqualified Stock) shall not violate the foregoing restrictions in clause (i) or clause (ii)), (iii) is unsecured, (iv) does not have one or more issuers, borrowers, guarantors or obligors that are not Loan Parties, (v) contains terms that are prevailing market terms at the time of issuing or initial borrowing for the type of financing and for the quality of issuer or borrower, as determined by Endologix and its advisors in their reasonable business judgment, (vi) does not have an All-in Yield greater than the lesser of (A) 6% per annum and (B) an All-in Yield that would result in more than $10,000,000 per annum being paid in interest thereunder (whether in cash, in-kind or otherwise), (vii) does not cause Endologix either on an individual basis or together with its Subsidiaries (on a consolidated basis), immediately before, at the time of and immediately after giving effect to such Indebtedness (and after giving effect to

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the use of the proceeds thereof), to be no longer be Solvent (or such Persons are not Solvent immediately prior to giving effect thereto), and (vii) if in existence at such time or on the same date, is permitted under the Term Debt Documents and the Equity Financing Documents (collectively, a “Permitted 3.25% Convertible Note Refinancing”);

(k) Indebtedness of the Borrowers incurred under the 2.25% Convertible Notes in an aggregate principal amount not to exceed the aggregate principal amount outstanding on the Closing Date minus any prepayments, repayments, redemptions or payments thereon made on the Closing Date or from time to time thereafter;

(l) without limiting the provisions of Article VI with respect to any Investment by a Loan Party, Indebtedness consisting of unsecured intercompany loans and advances (i) incurred by any Loan Party owing to one or more other Loan Parties, (ii) incurred by any Foreign Subsidiaries owing to any Loan Party solely to the extent constituting a Permitted Investment made by such Loan Party, or (iii) incurred by any Foreign Subsidiaries owing to any other Foreign Subsidiary;

(m) Indebtedness related to commercial credit cards provided by Bank of America, N.A. (or such other commercial bank permitted under the definition of “Bank of America Cash Collateral Account) that, in the aggregate outstanding at any one time, does not exceed $2,500,000, which Indebtedness may be secured by Liens permitted pursuant to clause (r) of the definition of Permitted Liens;

(n) to the extent constituting Indebtedness, any Permitted Contingent Obligations;

(o) unsecured Indebtedness incurred in respect of netting services, overdraft protection and other like services, in each case, incurred in the Ordinary Course of Business;

(p) unsecured earn-out obligations and other similar contingent purchase price obligations incurred in connection with a Permitted Acquisition to the extent earned and payable and permitted pursuant to the definition of Permitted Acquisition and the other terms of this Agreement;

(q) any other unsecured Indebtedness incurred by the Loan Parties or any of their Subsidiaries in an aggregate outstanding amount not to exceed $2,500,000 at any one time; and

(r) unsecured Indebtedness in an amount not to exceed $4,280,500 pursuant to a promissory note dated on or around the ~~Agreement~~Closing Date, by ~~the Borrower~~Endologix in favor of Japan Lifeline Co., Ltd. (the “Permitted Japan Lifeline Unsecured Debt”), so long as (i) other than as expressly set forth in clause (ii) directly below, no prepayments, repayment, redemptions or payments shall be made with respect to the Permitted Japan Lifeline Unsecured Debt at any time until ninety-one (91) days after all of the Obligations have been paid in full and all the Commitments have terminated, (ii) subject to the terms of the Japan Lifeline Subordination Agreement, the all-in interest rate and pricing charged thereon shall not exceed 2.5% per annum and such interest shall not be paid (A) more frequently than annually in arrears and (B) unless (1) expressly permitted pursuant to the terms of the Japan Lifeline Subordination Agreement, (2) the Japan Lifeline Subordination Agreement is in full force and effect and

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(g) Investments consisting of (i) deposit accounts in which Agent has received a Control Agreement, and (ii) deposit accounts that are Excluded Accounts (subject to any caps and applicable restrictions set forth in such definition);

(h) Investments by any Loan Party in any Subsidiary now owned or hereafter created by such Loan Party, which Subsidiary is a Loan Party or has otherwise provided a Guarantee of the Obligations of the Loan Party which Guarantee is secured by a Lien granted by such Subsidiary to Agent in all or substantially all of its property of the type described in the Guaranty and Security Agreement and otherwise made in compliance with Section 5.09;

(i) Investments by (A) any Loan Party consisting solely of cash and Cash Equivalents in a Foreign Subsidiary; provided that at the time of the making of such Investment and immediately after giving effect thereto (i) no Event of Default has occurred and is continuing and (ii) Loan Parties have unrestricted (it being understood and agreed that cash and Cash Equivalents shall not be considered “restricted” cash for purposes of this proviso solely due to compliance by the Loan Parties with the requirements set forth in Section 7.01(b)) cash and Cash Equivalents in an aggregate amount of not less than $10,000,000, which cash and Cash Equivalents (x) are subject to a first priority perfected lien in favor of Agent for the benefit of Lender Group (subject to Permitted Liens), (y) are held in a deposit account that is subject to a Control Agreement or a securities account subject to a Control Agreement and (z) unless the same could not be reasonably expected to reduce the amounts in such accounts below $10,000,000 at the time of such Investment and immediately after giving effect thereto, do not include any drawn or committed but unpaid drafts, ACH or EFT transactions and (B) a non-Loan Party Foreign Subsidiary in another non-Loan Party Foreign Subsidiary; provided, that, Investments pursuant to clause (i)(A) above shall be subject to the proviso at the end of this definition;

(j) Investments by any Loan Party consisting solely of inventory in any wholly-owned Foreign Subsidiaries, to the extent (i) such Investments are made in the Ordinary Course of Business consistent with its customary practices as in effect on and immediately prior to the Closing Date and (ii) no Event of Default exists or would arise therefrom and (iii) no “Event of Default” (as defined in the Term Credit Agreement as in effect as of the ~~Closing~~Second Amendment Effective Date) then exists or would arise therefrom; provided, that (x) no such Investment shall result in an Overadvance and (y) such Investments shall be subject to the proviso at the end of this definition;

(k) so long as no Default or Event of Default shall have occurred and be continuing at the time thereof or would result therefrom, Investments consisting solely of cash and Cash Equivalents in joint ventures or similar arrangements in an amount not to exceed $5,000,000 in the aggregate during the term of this Agreement; provided, that, such Investments shall be subject to the proviso at the end of this definition;

(l) Permitted Acquisitions;

(m) Investments deemed to exist under any Swap Contracts or Capped Calls; provided, however, that such obligations are (or were) entered into by a Borrower or an Affiliate of a Borrower for the purpose of directly mitigating risks associated with liabilities,

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commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation and are (or were) entered into either (i) with respect to a Swap Contract or a Capped Call, in the Ordinary Course of Business or (ii) with respect to a Capped Call, in connection with the 2.25% Convertible Notes, the 3.25% Convertible Notes, any Permitted 3.25% Convertible Note Refinancing permitted hereunder or in connection with this Agreement or any of the other Loan Documents; and

(n) other Investments in an amount not exceeding $5,000,000 in the aggregate; provided, that, such Investments shall be subject to the proviso at the end of this definition;

provided, that, that Investments pursuant to clauses (i), (j), (k), and (n) of this definition of “Permitted Investments” shall not exceed $12,000,000 in the aggregate in any calendar year and, provided, further, that with respect to clause (j) above, such Investments consisting solely of Inventory in Foreign Subsidiaries shall be valued at the lesser of cost and book value.

“Permitted Japan Lifeline Unsecured Debt” has the meaning specified therefor in clause (r) of the definition of “Permitted Indebtedness”.

“Permitted Japan Lifeline Unsecured Debt Documents” has the meaning specified therefor in clause (r) of the definition of “Permitted Indebtedness”.

“Permitted License” means (a) any non-exclusive license of patent rights of a Loan Party or its Subsidiaries so long as all such Permitted Licenses are granted to third parties in the Ordinary Course of Business, do not result in a legal transfer of title to the licensed property, and have been granted in exchange for fair consideration, and (b) any exclusive license of patent rights of ~~Borrower~~Endologix or its Subsidiaries so long as such Permitted Licenses do not result in a legal transfer of title to the licensed property, are exclusive solely as to discrete geographical areas outside of the United States, and have been granted in exchange for fair consideration.

“Permitted Liens” means:

(a) Liens set forth on Schedule 4.01(d); provided, that to qualify as a Permitted Lien, any such Lien described on Schedule 4.01(d) shall only secure the Indebtedness that it secures on the Closing Date;

(b) Liens in favor of the Secured Parties under the Loan Documents;

(c) carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the assets or property subject thereto and for which adequate reserves in accordance with GAAP are being maintained;

(d) Liens for Taxes, assessments or governmental charges or levies not past due or payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are being maintained;

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“Related Fund” means (a) any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers, advises or manages a Lender, or (b) any Approved Fund.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, attorneys, advisors and representatives of such Person and of such Person’s Affiliates.

“Releases” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment.

“Remaining Original 3.25% Convertible Notes” means the Original 3.25% Convertible Notes that were not exchanged for 5.00% Convertible Notes on the Second Amendment Effective Date pursuant to the terms of the Exchange Agreement.

“Removal” means the physical removal of a product from its point of use to some other location for repair, modification, adjustment, relabeling, destruction or inspection.

“Required Lenders” means, at any time, Lenders the aggregate Pro Rata Shares of which (calculated under clause (d) of the definition of Pro Rata Shares) exceed 50%.

“Reserves” means, as of any date of determination, those reserves that Agent (including, during any Third Party Agent Retention Period, the Third Party Agent) deems necessary or appropriate, in its Permitted Discretion and subject to Section 2.01(c), to establish and maintain (including reserves with respect to (a) sums that Borrowers or their Subsidiaries are required to pay under any Section hereof or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (b) amounts owing by Borrowers or their Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent (including, during any Third Party Agent Retention Period, the Third Party Agent) likely would have a priority superior to Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral) with respect to the Borrowing Base or the Maximum Revolver Amount. Without limiting the foregoing, to the extent that any Accounts, Inventory or Equipment are included in the most recently delivered Borrowing Base Certificate and such Accounts, Inventory or Equipment are no longer eligible in accordance with the definitions of “Eligible Domestic Accounts”, “Eligible Foreign Accounts”, “Eligible Inventory” and “Eligible Equipment”, as applicable, Agent (and, during any Third Party Agent Retention Period, the Third Party Agent) may establish Reserves against the Borrowing Base in the amount of any such Accounts, Inventory or Equipment prior to delivery of an updated Borrowing Base Certificate that removes such items.

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“Restricted Payment” means, with respect to any Person, (i) the declaration or making of any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any of its Stock, (ii) the purchasing, redemption or other acquisition for value of any of its Stock (other than, when no Default or Event of Default has occurred or is continuing (or would occur after giving effect to any such purchase, redemption or other acquisition) and to the extent there would be pro forma compliance with the financial covenants in Article VII (after giving effect to any such purchase, redemption or other acquisition), solely pursuant to Endologix’ stock option exchange program on the terms set forth, and specifically described (and without giving effect to any changes thereto that would be adverse to the Lender Group), in that certain proxy statement of Endologix filed with the SEC on April 20, 2018, Endologix shall have the ability to provide certain qualified employees of Endologix (which shall not include name executive officers or board of directors of Endologix and only with respect to “Eligible Participants” (as described therein)) the option to surrender certain “out-of-the-money” or “underwater” options with an exercise price of $6.50 or greater that are “Eligible Options” (as described therein) for cancellation in exchange for a grant of a lesser number of new restricted stock units of ~~Endolgoix~~Endologix that may be settled for shares of Endologix’ common stock under Endologix’ amended and restated 2015 stock incentive plan of Endologix that is attached to such aforementioned proxy statement (and without giving effect to any material changes thereto), all as further specifically described (and without giving effect to any material changes thereto) in such proxy statement) now or hereafter outstanding or (iii) the making of any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the Obligations as to right and time of payment or as to other rights and remedies thereunder. For the avoidance of doubt, the entry into, any payments or deliveries in respect of, and the performance, exercise and/or settlement of the Borrower’s 2.25% Convertible Notes, 3.25% Convertible Notes (including, for the avoidance of doubt, any Permitted 3.25% Convertible Note Refinancing), Capped Calls, or under the Term Debt Facility are not Restricted Payments.

“Revolver Commitment” means, with respect to each Revolving Lender, its Revolver Commitment, and, with respect to all Revolving Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Revolving Lender’s name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which such Revolving Lender became a Revolving Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.01. Notwithstanding anything to the contrary in this Agreement, the Revolver Commitment shall never be more than the Maximum Revolver Amount.

“Revolver Exit Payment” has the meaning specified thereof in Section 2.09(g).

“Revolver Usage” means, as of any date of determination, the amount of outstanding Revolving Loans (inclusive of Protective Advances).

“Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolver Commitments at such time.

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“Revolving Lender” means a Lender that has a Revolver Commitment or that has an outstanding Revolving Loan.

“Revolving Loan Exposure” means, with respect to any Revolving Lender, as of any date of determination (a) prior to the termination of the Revolver Commitments, the amount of such Lender’s Revolver Commitment, and (b) after the termination of the Revolver Commitments, the aggregate outstanding principal amount of the Revolving Loans of such Lender.

“Revolving Loans” has the meaning specified therefor in Section 2.01(a).

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a Person named on the list of Specially Designated Nationals maintained by OFAC.

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“S&P” has the meaning specified therefor in the definition of Cash Equivalents.

“SEC” means the United States Securities and Exchange Commission and any successor thereto.

“SEC Documents” means all reports, schedules, forms, statements and other documents filed by Endologix with the SEC pursuant to the Securities Act or the Exchange Act since January 1, 2016 (including all financial statements and schedules included therein, all exhibits thereto and all documents incorporated by reference therein).

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Date, by and among the Borrowers, the Lenders party thereto and Agent.

“Second Amendment Date” means March 30, 2019.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Second Period” has the meaning specified in Section 2.09(d)(ii).

“Secured Parties” means Agent (including any Third Party Agent), the Lenders and all Indemnified Persons.

“Securities Account” means a securities account (as that term is defined in the Code).

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“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Securitization” has the meaning specified therefor in Section 13.01(h).

“Settlement” has the meaning specified therefor in Section 2.02(d)(i).

“Settlement Date” has the meaning specified therefor in Section 2.02(d)(i).

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person at a “fair valuation”’ (as referenced in the Bankruptcy Code) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature, and (c) such Person does not have unreasonably small capital in relation to such Person’s business as contemplated as of the Closing Date. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stifel” has the meaning specified therefor in Section 5.08(viii).~~”~~

“Stifel Account” has the meaning specified therefor in Section 5.08(viii).~~”~~

“Stifel Sweep Agreement” has the meaning specified therefor in Section 5.08(viii)(a)(1).~~”~~

“Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights (other than the 2.25% Convertible Notes, the 3.25% Convertible Notes, any Permitted 3.25% Convertible Note Refinancing permitted hereunder, any Capped Call transactions, and the Warrants) to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable.

“Subordinated Debt” means any Indebtedness of the Loan Parties incurred pursuant to the terms of the Subordinated Debt Documents and with the prior written consent of Agent and the Lenders, all of which documents must be in form and substance acceptable to Agent and the Lenders in their sole discretion. As of the Closing Date, there is no Subordinated Debt. Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, “Subordinated Debt” shall not include the Permitted Japan Lifeline Unsecured Debt, which is separately covered by this Agreement.

“Subordinated Debt Documents” means any documents evidencing and/or securing Indebtedness governed by a Subordination Agreement, all of which documents must be in form and substance acceptable to Agent and the Lenders in their sole discretion. As of the Closing Date, there are no Subordinated Debt Documents. Notwithstanding anything to the contrary in

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this Agreement and for the avoidance of doubt, “Subordinated Debt Documents” shall not include the Permitted Japan Lifeline Unsecured Debt Documents, which are separately covered by this Agreement.

“Subordination Agreement” means any agreement between Agent and another creditor of one or more Loan Parties, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Indebtedness owing from any Loan Party or Loan Parties and/or the Liens securing such Indebtedness granted by any Loan Party or Loan Parties to such creditor are subordinated in any way to the Obligations and the Liens created under the Guaranty and Security Agreement, the terms and provisions of such Subordination Agreements to have been agreed to by, and be acceptable to, Agent in the exercise of its sole discretion. Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, “Subordination Agreement” shall not include the Japan Lifeline Subordination Agreement, which is separately covered by this Agreement.

“Subordination Provisions” has the meaning specified therefor in Section 8.19.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Loan Party.

“Swap Contract” means any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, not including Capped Calls.

“Taxes” means any taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities with respect thereto.

“Tax Affiliate” means (a) the ~~Borrower~~Borrowers and ~~its~~their Subsidiaries and (b) any Affiliate of the ~~Borrower~~Borrowers with which ~~the~~any Borrower files or is required to file consolidated, combined or unitary tax returns.

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specified by Borrowers to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement or any other Loan Document.

(v) For purposes of Section 2.03(b)(ii), “paid in full” of a type of Obligation means payment in cash or immediately available funds of all amounts owing on account of such type of Obligation, including interest accrued after the commencement of any Insolvency Proceeding, default interest, interest on interest, any premium or prepayment penalty, Commitment Fee, Liquidated Damages and expense reimbursements, irrespective of whether any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(vi) In the event of a direct conflict between the priority provisions of this Section 2.03 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid then the terms and provisions of this Section 2.03 shall control and govern.

(c) Reduction of Revolver Commitments. The Revolver Commitments shall terminate on the Maturity Date. The Revolver Commitments may be reduced by the ~~Borrower~~Borrowers subject to payment of Liquidated Damages in accordance with Section 2.09(d), to an amount (which may be zero) not less than the sum of (i) the Revolver Usage as of such date, plus (ii) the principal amount of all Revolving Loans not yet made as to which a request has been given by Borrowers under Section 2.02(a). Each such reduction pursuant to clause (i) shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof (unless the Revolver Commitments are being reduced to zero and the amount of the Revolver Commitments in effect immediately prior to such reduction are less than $5,000,000), shall be made by providing not less than 10 Business Days prior written notice to Agent (and, during any Third Party Agent Retention Period, the Third Party Agent) and the Lenders, and shall be irrevocable. Each such reduction of the Revolver Commitments shall be permanent, shall be accompanied by any payment of Liquidated Damages required pursuant to Section 2.09(d) and shall reduce the Revolver Commitments of each Lender proportionately in accordance with its ratable share thereof.

(d) Optional Prepayments. Upon at least one (1) Business Day prior written notice the Borrowers may prepay the Loans at any time, in whole or in part, plus accrued and unpaid interest on the principal amount being prepaid to the prepayment date and all fees, costs, expenses and other amounts related thereto. No prepayment of Revolving Loans under this Section 2.03(d) shall result in a permanent reduction of the Revolver Commitments.

(e) Mandatory Prepayments.

(i) If, at any time, (i) the Revolver Usage on such date exceeds (ii) either (A) the Borrowing Base reflected in the Borrowing Base Certificate most recently delivered by Borrower to Agent (or, during the Third Party Agent Retention Period, the Third Party Agent) (as adjusted by Agent (or the Third Party Agent, as applicable) for Reserves established by Agent (or the Third Party Agent, as applicable) from time to time) or (B) the Maximum Revolver Amount,

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form) as are reasonably necessary to release, as of record, Agent’s Liens and all notices of security interests and liens previously filed by Agent.

3.04 Conditions Subsequent. The obligation of the Lender Group (or any member thereof) to continue to make Revolving Loans (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of the conditions subsequent set forth on Schedule 3.04 (the failure by Borrowers to so perform or cause to be performed such conditions subsequent as and when required by the terms thereof (unless such date is extended, in writing, by Agent in its sole discretion, which Agent may do without obtaining the consent of the other members of the Lender Group), shall constitute an immediate Event of Default).

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES.

In order to induce the Agent and the Lenders to enter into this Agreement, each of the Borrowers make the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date (in the form and substance of the Credit Agreement (as defined in the Second Amendment but without giving effect to any amendments or modifications thereto)), the Second Amendment Date (in the form and substance of the Amended Credit Agreement (as defined in the Second Amendment)) and the Second Amendment Effective Date (in the form and substance of the Amended Credit Agreement (as defined in the Second Amendment)), and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each Loan (or other extension of credit) made thereafter, as though made on and as of the date of such Loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

4.01 Due Organization and Qualification; No Event of Default; Solvency.

(a) Each Loan Party is (i) conducting its business in compliance with its Organizational Documents and (ii) not in violation of its Organizational Documents. Each Loan Party’s Organizational Documents are in full force and effect.

(b) No Default or Event of Default has occurred or will result from the transactions contemplated by the Loan Documents.

(c) Each Loan Party (i) is Solvent and (ii) has not taken action, and no such action has been taken by a third party, for its winding up, dissolution or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for any Loan Party or any or all of its assets or revenues;

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provided, however, that, for the avoidance of doubt, no such representation in this Section 4.01(c) is made in respect of any Immaterial Subsidiary.

(d) No Lien exists on any Loan Party’s assets, except for Permitted Liens.

(e) The obligation of the Loan Parties to make any payment under this Agreement or the other Loan Documents (together with all charges in connection therewith) is absolute and unconditional.

(f) No Indebtedness of any Loan Party exists other than Permitted Indebtedness.

4.02 Existence; Power and Authority. Each Loan Party is validly existing as a corporation, limited liability company or limited partnership, as applicable, and is in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable. Each Loan Party (i) has full power and authority (and all governmental licenses, authorizations, Permits, consents and approvals) to (A) own its properties and conduct its business (solely with respect to governmental licenses, authorizations, Permits, consents and approvals, except where the failure to have such governmental licenses, authorizations, Permits, consents and approvals could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) and (B) to enter into, and perform its obligations under, the Loan Documents and consummate the transactions contemplated under the Loan Documents, and (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, in each case of this clause (ii), where the failure to be so qualified, licensed or in good standing could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

4.03 Litigation.

(a) ~~Other than as set forth on Schedule 4.03, there~~There is no pending, or~~, to the knowledge of the Loan Parrties,~~ threatened, ~~any~~ action, suit or other proceeding ~~before any Governmental Authority~~ (i) to which any Loan Party is a party, (ii) which purports to affect or pertain to (A) the Loan Documents, the ~~Transactions or any other transaction contemplated hereby or thereby or (iii~~Convertible Note Documents or the Transactions, (B) the execution, delivery or performance by any Loan Party or any of its Subsidiaries hereunder or thereunder or (C) the rights, remedies and benefits provided (or purported to be provided) to the Loan Parties hereunder or thereunder, (iii) which purports to affect or pertain to any other transactions contemplated by the Loan Documents, the Convertible Note Documents or the Transactions that are not covered by clause (ii) above, or (iv) which has as the subject thereof any assets owned by any Loan Party or any of its Subsidiaries, which (y) in the case of clause (i), clause (iii) and clause (iv), could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (z) in the case of clause (ii), could reasonably be expect to result in monetary judgments or relief, individually or in the aggregate, in excess of $2,000,000. As of the Closing Date, other than as set forth on Schedule 4.03, there is no pending or, to the knowledge of the Loan Parties, threatened, any action, suit or other proceeding before any Governmental Authority (A) to which any Loan Party is a party, (B) which purports to affect or pertain to the Loan

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Documents, the Transactions or any other transaction contemplated hereby or thereby or (C) which has as the subject thereof any assets owned by any Loan Party or any of its Subsidiaries, in each case which could reasonably be expected to result in monetary judgments or relief, individually or in the aggregate, in excess of $2,000,000.

(b) ~~Other than as set forth on Schedule 4.03, there are no current or, to the knowledge of any of the Loan Parties, pending, legal actions, suits or other proceedings, in each case which could reasonably be expected to result in monetary judgments or relief, individually or in the aggregate, in excess of $2,000,000, to which any Loan Party or any of its Subsidiaries or any of their respective assets is subject. With respect to each~~No action, suit, proceeding, claim, event or disclosure ~~listed~~set forth on Schedule ~~4.03, none of them~~4.03 could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

(d) Other than as set forth on Schedule 4.03, (i) at all times on and after the Closing Date until and including the Second Amendment Effective Date, and (ii) at all time that this representation and warranty is made on and after the Second Amendment Effective Date, in each case of clause (A) and clause (B), none of the current directors (or equivalent persons) or current officers of ~~any of the Borrowers~~Endologix and ~~their respective Subsidiaries have been involved as a defendant in securities-related litigation or other securities-related legal proceedings during the past five years~~its Subsidiaries has been (1) convicted or has pled no contest (or agreed to a settlement or plea agreement related) to, or been subject to any order of any Governmental Authority relating to, any violations of any securities laws, rules or regulations, or (2) been enjoined from engaging in any conduct relating to offers or sales of securities or service as an officer or director of a public company.

(e) No Loan Party is subject to any proceeding, suit or, to any Loan Party’s knowledge, investigation by any federal, state or local government or quasi-governmental body, agency, board or authority or any other administrative or investigative body (including the Office of the Inspector General of the United States Department of Health and Human Services) which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on any Loan Party.

4.04 Due Authorization; No Conflict.

(a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party and no further consent or authorization is required by the Loan Party, the Loan Party’s board of directors (or other equivalent governing body) or the holders of the Loan Party’s Stock. Each of this Agreement and the other Loan Documents has been duly executed and delivered by each of the Loan Parties and constitutes a valid, legal and binding obligation of each Loan Party, enforceable in accordance with its respective terms,

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except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(b) The execution, delivery and performance of this Agreement and the other Loan Documents by each Loan Party party thereto and the consummation of the transactions contemplated herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of any such Loan Party pursuant to, any agreement, document or instrument to which such Loan Party is a party or by which any Loan Party is bound or to which any of the assets or property of any Loan Party is subject, except, with respect to this clause (i), as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) result in any violation of or conflict with the provisions of the Organizational Documents, (iii) result in the violation of any Applicable Law, (iv) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, or (v) violate, conflict with or cause a breach or a default under any agreement or instrument binding upon it, except, with respect to clauses (iii) and (v) only, as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No consent, approval, Authorization or order of, or registration or filing with any Governmental Authority is required for (x) the execution, delivery and performance of this Agreement or any of the other Loan Documents, and the issuance of the Securities hereunder and thereunder, and (y) the consummation by any Loan Party of the Transactions or the other transactions contemplated hereby or thereby, except for (A) the filings necessary to perfect the Liens created by the applicable Loan Documents and (B) any necessary filings with the SEC.

(c) Other than has been obtained, no Authorization is required for (i) the execution and delivery of this Agreement or the other Loan Documents, or (ii) the consummation of the Transactions and the other transactions contemplated hereby and thereby.

(d) Each Loan Party and its Subsidiaries are in compliance with Applicable Law except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.05 Permits and Authorizations. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (a) (i) each Loan Party holds, and is operating in compliance in all material respects with, all franchises, grants, Authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority (collectively, “Necessary Documents”) required for the conduct of its business and (ii) all Necessary Documents are valid and in full force and effect and (b) no Loan Party has (i) received written notice of any revocation, non-renewal, amendment, expiration, suspension, limitation, withdrawal, cancellation or other modification of any of the Necessary Documents and (ii) reason to believe that any of the Necessary Documents will not be renewed in the ordinary course of business.

4.06 Title to Assets; No Encumbrances. As of the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date, the Real Property listed in Schedule 4.06 constitutes all of the Real Property of each Loan Party and each of its Subsidiaries. Each Loan Party has

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good and marketable title to all of its assets and property free and clear of all Liens, except Permitted Liens. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the property held under lease by each Loan Party is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of such Loan Party.

4.07 Intellectual Property. Each Loan Party owns, or, to the knowledge of the Loan Parties and their Subsidiaries, has the right to use pursuant to a valid and enforceable written license, all IP, in each case (and without any knowledge qualifier applicable thereto) free and clear of any Liens other than Permitted Licenses and Permitted Liens. All IP that is registered with or issued by a Governmental Authority that is currently in the name of a Loan Party is, to the knowledge of the Loan Parties and their Subsidiaries, valid and enforceable. Each patent constituting a Material Intangible Asset is, to the knowledge of the Loan Parties and their Subsidiaries, valid and enforceable and no part of the Material Intangible Assets has been judged invalid or unenforceable, in whole or in part. Except as set forth on Schedule 4.07, as of the Closing Date, there is no pending or, to the knowledge of the Loan Parties, threatened action, suit, other proceeding or claim by any Person challenging or contesting the validity, ownership, or enforceability of any Material Intangible Asset, the use thereof by any Loan Party, or other rights of any Loan Party in or to any Material Intangible Asset, and no Loan Party has received any written notice regarding any such action, suit, other proceeding or claim. At all times after the Closing Date when this representation is made or deemed made, there is no pending or, to the knowledge of the Borrowers, threatened action, suit, other proceeding or claim by any Person challenging or contesting the validity, ownership, or enforceability of any Material Intangible Asset, the use thereof by any Loan Party, or other rights of any Loan Party in or to any Material Intangible Asset, and no Borrower has received any written notice regarding any such action, suit, other proceeding or claim, except that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. With respect to each action, suit, proceeding, claim, challenge, contest, event and disclosure listed on Schedule 4.07, none of them could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Neither the conduct of the business of any Loan Party, nor any Loan Party, has infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any Intellectual Property of any Person, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Other than as set forth on Schedule 4.03, on the ~~Agreement~~Closing Date, there is no pending or, to the knowledge of the Loan Parties, threatened action, suit, other proceeding or claim by any Person alleging that any Loan Party is infringing, misappropriating or violating, or otherwise using without authorization, any Intellectual Property of any Person, and no Loan Party has received any written notice regarding, any such action, suit, other proceeding or claim. With respect to each action, suit, proceeding, claim, event or disclosure listed on Schedule 4.03, none of them could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Other than as set forth in Section 3.b. of the Perfection Certificate dated as of (and delivered by the Loan Parties on) the Closing Date, no Loan Party is a party to, or bound by, any options, licenses, franchise or other agreements, written or oral, relating to trademarks, patents, copyrights, other know- how or IP (or granting any right, title or interest in or to any IP) that require annual payments in excess of $25,000 individually.

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4.08 No Default. No Loan Party is, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, in breach of or otherwise in default under, and no event has occurred which, with notice or lapse of time or both, would constitute such breach or other default in the performance of any agreement or condition contained in any agreement under which it may be bound, or to which any of its assets is subject

4.09 Taxes. All U.S. federal, state and local income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliates have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all Taxes, assessments and other governmental charges and impositions reflected therein or otherwise due and payable have been paid prior to the date on which any material Liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP. As of the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date, no material Tax Return is under audit or examination by any Governmental Authority, and no Tax Affiliate has received written notice from any Governmental Authority of any audit or examination or any assertion of any claim for material Taxes. To the extent material, proper and accurate amounts have been withheld by each Tax Affiliate from their respective employees for all periods in full and complete compliance with the Tax, social security and unemployment withholding provisions of Applicable Law and such withholdings have been timely paid to the respective Governmental Authorities. No Tax Affiliate has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent.

4.10 Compliance with Laws. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect after the Closing Date, each Loan Party: (a) at all times has complied with all Applicable Laws; (b) has not received any warning letter or other correspondence or notice from the any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any Authorizations; (c) possesses and complies with the Authorizations, which are valid and in full force and effect; (d) has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, cancel, withdraw, modify or revoke any Authorization and has no knowledge that any Governmental Authority is considering such action; (e) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions, renewals and supplements or amendments as required by any Applicable Laws or Authorizations and (f) has not received any notice, and are not aware, of any violation of applicable antitrust laws, employment or landlord-tenant laws of any federal, state or local government or quasi-governmental body, agency, board or other authority with respect to the Loan Parties.

4.11 SEC Filings. Endologix has filed all of the SEC Documents, within the time frames prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. Endologix has filed and made publicly available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (including any successor thereto,

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“EDGAR”) on or prior to the date this representation is made, true, correct and complete copies of the SEC Documents. As of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act (as applicable) applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the filing of the SEC Documents, no event has occurred that would require an amendment or supplement to any of the SEC Documents and as to which such an amendment or a supplement has not been filed and made publicly available on EDGAR (and true, correct and complete copies of such amendment or supplement, if any, have been delivered to the Secured Parties or their respective representatives) on or prior to the date this representation is made. Endologix has not received any written comments from the SEC staff that have not been resolved, to the knowledge of Endologix, to the satisfaction of the SEC staff.

4.12 Financial Statements. As of their respective dates, the consolidated financial statements of Endologix and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments and lack of footnote disclosures), and fairly present in all material respects the consolidated financial position of Endologix and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments and lack of footnote disclosures). The accounting firm that expressed its opinion with respect to the consolidated financial statements included in Endologix’s most recently filed annual report on 10-K, and reviewed the consolidated financial statements included in the Endologix’s most recently filed quarterly report on 10-Q, was independent of Endologix pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC and as required by the applicable rules and guidance from the Public Company Accounting Oversight Board (United States), and such firm was otherwise qualified to render such opinion under Applicable Law and the rules and regulations of the SEC. There is no transaction, arrangement or other relationship between Endologix (or any of its Subsidiaries) and an unconsolidated or other off-balance-sheet Person that is required to be disclosed by Endologix in the SEC Documents that has not been so disclosed in the SEC Documents. Neither Endologix nor any of its Subsidiaries is required to file or will be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date this representation is made and to which ~~the Borrower~~Endologix or any of its Subsidiaries is a party or by which Endologix or any of its Subsidiaries is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to the Borrower’s reports filed or made with the SEC under the Exchange Act. Other than (i) the liabilities assumed or created pursuant to this Agreement and the other Loan Documents and any fees and expenses in connection therewith, (ii) liabilities accrued for in the latest balance sheet included in Endologix’s most recent periodic report (on 10-Q or 10-K) filed prior to the date this representation is made (the date of such balance sheet, the “Latest Balance Sheet Date”), (iii) liabilities incurred in the ordinary course of business consistent with past practice since the later

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of the (A) Closing Date and (B) the Latest Balance Sheet Date and (iv) liabilities set forth on the Schedules to this Agreement, Endologix and its Subsidiaries do not have any other material liabilities (whether fixed or unfixed, known or unknown, absolute or contingent, asserted or unasserted, choate or inchoate, liquidated or unliquidated, or secured or unsecured, and regardless of when any action, claim, suit or proceeding with respect thereto is instituted). Since December 31, 2016, there has been no Material Adverse Effect or any event or circumstance which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. All financial performance projections delivered to any Secured Party, including the financial performance projections delivered on or prior to the ~~Closing~~Second Amendment Date, if any, represent Endologix’s and its Subsidiaries’ good faith estimate of future financial performance and are based on assumptions believed by Endologix and its Subsidiaries to be fair and reasonable in light of current market conditions, it being acknowledged and agreed by Agent and the Lenders that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such projections may differ from the projected results and such differences may be material.

4.13 Internal Controls.

(a) Each Borrower and its respective Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liability is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences (such internal accounting controls (including clauses (i) – (iv) above), collectively, “Internal Controls”).

(b) Endologix and its Subsidiaries has timely filed and made publicly available on EDGAR all certifications, statements and documents required by Rule 13a-14 or Rule 15d-14 under the Exchange Act. Endologix and its Subsidiaries maintain disclosure controls and procedures required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that the information required to be disclosed by Endologix and its Subsidiaries in the reports that they file with or submit to the SEC (i) is recorded, processed, summarized and reported accurately within the time periods specified in the SEC’s rules and forms and (ii) is accumulated and communicated to Endologix’s (and, to the extent applicable, its Subsidiaries’) management, including its or their principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. Endologix and its Subsidiaries maintain internal control (including Internal Controls) over financial reporting required by Rule 13a-15 or Rule 15d-15 under the Exchange Act; such internal control (including Internal Controls) over financial reporting is effective and does not contain any material weaknesses.

4.14 ERISA. (i) No Loan Party has engaged, and to the knowledge of the Loan Parties, no other Person has engaged in any “prohibited transaction” as defined under Section

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406 of ERISA or Section 4975 of the IRC that is not exempt under ERISA Section 408 or Section 4975 of the IRC, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, with respect to any Employee Benefit Plan, except as for such transaction that could not be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) (A) at no time within the last seven years has ~~the~~any Borrower or any ERISA Affiliate maintained, sponsored, participated in, contributed to or had any Liability with respect to, and (B) no Loan Party or any ERISA Affiliate has any Liability or obligation in respect of, any Title IV Plan, Multiemployer Plan or any multiple employer plan for which ~~the~~any Borrower or any ERISA Affiliate has incurred or could incur Liability under Section 4063 or 4064 of ERISA, (iii) each Employee Benefit Plan is and has been operated in compliance with its terms and all Applicable Laws, including ERISA and the IRC, except for such failures to comply that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (iv) (A) no ERISA Event has occurred and (B) no event or condition exists or existed that could reasonably be expected to subject ~~the~~any Borrower or any ERISA Affiliate to any tax, fine, lien, penalty or Liability imposed by ERISA, the IRC or other Applicable Law, except for any such ERISA Event or tax, fine, lien, penalty or liability that could not be expected, individually or in the aggregate, to have a Material Adverse Effect, and (v) no Loan Party maintains or has any obligation or Liability with respect to any Foreign Benefit Plan that, individually or in the aggregate, could be expected to have a Material Adverse Effect.

4.15 Subsidiaries. As of the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date, the Borrower’s Subsidiaries are set forth in Schedule 4.15 and the information set forth in Schedule 4.15 is true, correct and complete.

4.16 No Dividends. Subsequent to December 31, ~~2015, the Borrower~~2015Endologix has not declared or paid any dividends or made any distribution of any kind with respect to its Stock, except as permitted hereunder.

4.17 Stock.

(a) All of the issued and outstanding shares of Stock of Endologix are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing.

(b) As of the ~~Closing~~Second Amendment Effective Date, all of Endologix’s authorized, issued and outstanding shares of Stock of Endologix and each of its Subsidiaries are set forth in Schedule 4.17, and, except as set forth in Schedule 4.17, there are no (i) Stock options or other Stock incentive plans, employee Stock purchase plans or other plans, programs or arrangements of Endologix or any of its Subsidiaries under which Stock options, Stock or other Stock-based or Stock-linked awards are issued or issuable to officers, directors, employees, consultants or other Persons, (ii) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable or exercisable for, any Stock of Endologix or any of its Subsidiaries, or contracts,

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commitments, understandings or arrangements by which Endologix or any of its Subsidiaries is or may become bound to issue additional Stock of Endologix or any of its Subsidiaries, or options, warrants or scrip for rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of Stock of Endologix or any of its Subsidiaries, (iii) agreements or arrangements under which Endologix or any of its Subsidiaries is obligated to register the sale of any of their securities or Stock under the Securities Act (except the Registration Rights Agreement), (iv) outstanding Stock, securities or instruments of Endologix or any of its Subsidiaries that contain any redemption or similar provisions, or contracts, commitments, understandings or arrangements by which Endologix or any of its Subsidiaries is or may become bound to redeem a security of Endologix other than under the Convertible Note Documents, (v) Stock or other securities or instruments containing anti- dilution or similar provisions that may be triggered by the issuance of securities of Endologix or any of its Subsidiaries other than under the Convertible Note Documents or (vii) stock appreciation rights or “phantom stock” plans or agreements or any similar plans or agreements to which Endologix or any of its Subsidiaries is a party or by which Endologix or any of its Subsidiaries is otherwise subject or bound. There are no (X) stockholders’ agreements, voting agreements or similar agreements to which Endologix or any of its Subsidiaries is a party or by which Endologix or any of its Subsidiaries is otherwise subject or bound, other than in connection with clauses (i), (k) and (n) of the definition of “Permitted Investments”, (Y) preemptive rights or any other similar rights to which any Stock of the Endologix or any of its Subsidiaries is subject or (Z) ~~any~~ restrictions upon the voting or transfer of any Stock of Endologix or any of its Subsidiaries (other than restrictions on transfer imposed by U.S. federal and state securities laws and other than as set forth in the Loan Documents~~,~~ and the Term Debt Documents ~~and, if such instrument is permitted hereunder to be secured, the documents governing the Permitted 3.25% Convertible Note Refinancing~~).

(c) Endologix has furnished to Agent and each Lender true, correct and complete copies of each Loan Party’s Organizational Documents and any amendments, restatements, supplements or modifications thereto, and all documents, agreements and instruments containing the terms of all securities and Stock convertible into, or exercisable or exchangeable for, Common Stock or other Stock of any Loan Party or its Subsidiaries, and the material rights of the holders thereof in respect thereto.

4.18 Material Contracts.

(a) Except for the Operative Documents, the Convertible Note Documents and the agreements set forth on Schedule 4.18, as of the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date there are no Material Contracts. The consummation of the transactions contemplated by the Loan Documents will not give rise to a right to termination in favor of any party to any Material Contract (other than any Loan Party), except for such Material Contracts the noncompliance with which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(b) None of the Borrowers nor any of their respective Subsidiaries are in breach or default under any Material Contract, and, to the knowledge of the Borrowers, no other party to a

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restrictions imposed, by the Investment Company Act, or (b) subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other federal or state statute, rule or regulation limiting its ability to incur Indebtedness, pledge its assets, perform its obligations under the Loan Documents or which may otherwise render all or any portion of the Obligations unenforceable.

4.22 Employee and Labor Matters. There are no strikes, boycotts, grievances, work stoppages, slowdowns, lockouts or other job actions existing, pending (or, to the knowledge of any Loan Party, threatened) against or involving any Loan Party or any Subsidiary of any Loan Party, except for those that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as set forth on Schedule 4.22, or except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, ~~as of the Closing Date,~~ (a) there is no memorandum of understanding, collective bargaining or similar agreement, and there is no ongoing negotiation or duty to negotiate, with any union, labor organization, works council or similar representative covering any Employee or otherwise binding any Loan Party or any Subsidiary of any Loan Party, (b) to the Loan Parties’ knowledge, no petition for certification or election of any such representative is existing or pending with respect to any Employee, (c) to the Loan Parties’ knowledge, no such representative has sought certification or recognition with respect to any Employee, and (d) to the Loan Parties’ knowledge, no Employee or his or her representative is engaged in any organizing efforts. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, all current and former Employees are and have been correctly classified as exempt or non-exempt under, and are and have been paid in accordance with, all applicable federal, state, and local wage and hour laws. Further, all individuals who perform or have performed services for any Loan Party or any Subsidiary of any Loan Party are or were correctly classified under each Employee Benefit Plan, ERISA, the Internal Revenue Code and other Applicable Law as common law employees, independent contractors or other non-employee basis, or leased employees, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each Loan Party and Subsidiary of any Loan Party are in material compliance with all Applicable Laws concerning employment, including without limitation hiring, background checks, compensation, benefits, wages (including payment of overtime), wage deductions and withholdings, classification, immigration, work authorization, employment eligibility verification, reporting, taxation, occupational health and safety, equal rights, labor relations, accommodations, breaks, notices, employment policies, paid or unpaid time off work, accessibility, privacy, and workers’ compensation, except for such noncompliance that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.23 Name and Address; Properties. During five (5) years preceding the Closing Date, no Loan Party has been known by and has used any other name, whether corporate, fictitious or otherwise, except as set forth on Schedule 4.23. Schedule 4.23 also lists (a) each Loan Party’s jurisdiction of organization and legal name and (b) each Loan Party’s organizational identification number. Each Loan Party’s chief executive office or sole place of business, in each case as of the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date, is at the chief executive office or sole place of business address identified as such in Schedule 4.23 and no Loan Party maintains any other offices or facilities except as described therein.

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4.24 Sanctions. Each Loan Party and each Subsidiary of each Loan Party is in compliance in all material respects with all Sanctions laws as administered by OFAC and the U.S. State Department. No Loan Party and no Subsidiary of a Loan Party (i) is a Person on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (ii) is a Person who is otherwise the target of Sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person, (iii) is a Sanctioned Entity, (iv) is owned or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person on the SDN List or a Sanctioned Entity such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited by U.S. law, (v) has its assets located in Sanctioned Entities~~.~~, or (vi) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds of any Loan will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

4.25 Anti-Money Laundering. Each Loan Party and each Subsidiary of each Loan Party is in compliance with all Anti-Money Laundering Laws. No action, suit or proceeding by or before any court or Governmental Authority with respect to compliance with such Anti-Money Laundering Laws is pending or threatened to the knowledge of each Loan Party and each Subsidiary of each Loan Party.

4.26 Anti-Corruption. Each Loan Party and each Subsidiary of each Loan Party is in compliance in all material respects with all applicable Anti-Corruption Laws, including the FCPA. None of any Loan Party or any Subsidiary of a Loan Party, nor to the knowledge of any Loan Party or any Subsidiary thereof, any director, officer, agent, employee or other Person acting on behalf of the Loan Party or any Subsidiary of a Loan Party, has taken any action, directly or indirectly, that would result in a violation of applicable Anti-Corruption Laws. No part of the proceeds of the Loans will be used by any Loan Party or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA. The Loan ~~Partiesand~~Parties and each Subsidiary of a Loan Party maintains and implements policies and procedures designed to ensure compliance by the Loan Parties, their Subsidiaries and their respective directors, officers, employees and agents with Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws.

4.27 Anti-Terrorism. To the extent applicable, each Loan Party and each of its Affiliates is in compliance, in all material respects, with all Anti-Terrorism Laws.

4.28 Sarbanes-Oxley. Each Borrower and its Subsidiaries are in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder (collectively, “Sarbanes-Oxley”).

4.29 Accounting Practices. No Borrower, any their respective Subsidiaries nor, to the Borrowers’ or such Subsidiaries’ knowledge, any director, officer or employee, of any of the Borrowers or any of their respective Subsidiaries, has received or otherwise obtained any

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material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of such Borrower or any of its Subsidiaries or its internal accounting controls, including any complaint, allegation, assertion or claim that such Borrower or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing any Borrower or any of its Subsidiaries, whether or not employed by such Borrower or any of its Subsidiaries, has reported evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by such Borrower or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Borrower’s or any of its Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof or to any director (or equivalent person) or officer of such Borrower or any of its Subsidiaries pursuant to Section 307 of Sarbanes-Oxley, and the SEC’s rules and regulations promulgated thereunder. There have been no internal or SEC investigations regarding accounting or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, the principal financial officer or the principal accounting officer (in each case, or officer holding such equivalent position) of any Borrower or any of their respective Subsidiaries, any Borrower’s or any of their respective Subsidiaries’ board of directors (or equivalent governing body) or any committee thereof.

4.30 Common Stock. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and neither Endologix nor any of its Subsidiaries has taken, or will take, any action designed to terminate, or which to the knowledge of Endologix and its Subsidiaries is likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act, nor has Endologix or any of its Subsidiaries received any notification that the SEC is contemplating terminating such registration. Neither Endologix nor any of its Subsidiaries is in violation of any of the rules, regulations or requirements of the Principal Market (other than Endologix’s violation of the Principal Market’s minimum bid price requirement, which has been cured on or around March 20, 2019), and, to the knowledge of Endologix and its Subsidiaries, there are no facts or circumstances (other than Endologix’s violation of the Principal Market’s minimum bid price requirement, which has been cured on or around March 20, 2019) that could reasonably lead to suspension or termination of trading of the Common Stock on the Principal Market. For not less than the five (5) years preceding the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date, (i) the Common Stock has been listed or designated for quotation, as applicable, on the Principal Market, (ii) trading in the Common Stock has not been suspended or deregistered by the SEC or the Principal Market, and (iii) neither Endologix nor any of its Subsidiaries has received any communication, written or oral, from the SEC or the Principal Market regarding the suspension or termination of trading of the Common Stock on the Principal Market (other than Endologix’s violation of the Principal Market’s minimum bid price requirement, which has been cured on or around March 20, 2019).

4.31 DTC. The Common Stock is eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and Endologix is eligible for and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The transfer agent for the Common Stock is a participant in, and the Common Stock is eligible for transfer pursuant to, DTC’s Fast Automated Securities Transfer Program. The Common Stock is not, and has not at any time been, subject to any DTC “chill,”

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“freeze” or similar restriction with respect to any DTC services, including the clearing of transactions in shares of Common Stock through DTC.

4.32 Fees. The Borrowers and the other Loan Parties are solely and jointly and severally responsible for the payment of any fees, costs, expenses and commissions of any placement agent, broker or financial adviser relating to or arising out of the transactions contemplated by the Loan Documents. The Borrowers and the other Loan Parties will pay, and hold each of the Secured Parties harmless against, any liability, loss or expense (including attorneys’ fees, costs and expenses) arising in connection with any claim for any such payment, other than those arising from the gross negligence or willful misconduct of Agent or any Lender as determined by a final, non-appealable judgment of a court of competent jurisdiction.

4.33 Products; Regulatory Required Permits.

(a) Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Loan Party and its Subsidiaries has made all notifications, submissions, and reports required by the FDA, any other Governmental Authority or any Healthcare Law, and all such notifications, submissions and reports were true, complete, and correct in all respects as of the date of submission to FDA, any other Governmental Authority or to such other Person required by any Healthcare Law. There has not been any violation of any Healthcare Laws by any Loan Party or its Subsidiaries in its product development efforts, submissions, record keeping and reports to the FDA or any other Governmental Authority that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. ~~To the knowledge of each Loan Party and each of its Subsidiaries~~Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, there are no civil or criminal proceedings relating to any Loan Party or any of its Subsidiaries or any officer, director or employee of any Loan Party or Subsidiary of any Loan Party that involve a matter within or related to the FDA’s or any other Governmental Authority’s jurisdiction or any off-label promotion or allegations of non-compliance with Healthcare Laws. ~~Other than as expressly set forth on Section 4.33(a), as of the Agreement Date~~Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Loan Party nor any Affiliate thereof has received any ~~material adverse~~ notice (written or oral) from the FDA or any other Governmental Authority that has not been finally and fully resolved in accordance and compliance with Applicable Law and all FDA and other Governmental Authority standards, regulations and requirements regarding any Product or regarding (i) any actions or inactions of any Loan Party or any of its Subsidiaries or any officer, director or employee of any Loan Party or Subsidiaries of any Loan Party, including with respect to any off-label promotion or (ii) alleging non-compliance with Healthcare Laws. At all times after the Closing Date when this representation is made or deemed made, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no Loan Party nor any Affiliate thereof has received (A) any notice (written or oral) from the FDA or any other Governmental Authority regarding (y) any Product or (z) any actions or inactions of any Loan Party or any of its Subsidiaries or any officer, director or employee of any Loan Party or Subsidiaries of any Loan Party, and (B) any material adverse notice (written or oral) from the FDA or any Governmental Authority (i) any actions or inactions of any Loan Party or any of its Subsidiaries or any officer,

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service has been conducted, in accordance with all applicable Authorizations and Applicable Laws; and (d) has been and/or shall be manufactured in accordance with Good Manufacturing Practices.

4.38 FDA.

(a) To the knowledge of the Loan Parties’ Authorized Officers, neither any of the Loan Parties nor any of the Loan Parties’ officers, directors, employees, equityholders, agents or Affiliates has ever (i) made an untrue statement of material fact, fraudulent statement to the FDA or any other Governmental Authority or in any documents or records prepared or maintained to comply with the FDCA; (ii) failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority; (iii) been investigated by the FDA, National Institutes of Health, Office of the Inspector General for the Department of Health and Human Services, Department of Justice, or other comparable Governmental Authority for data or healthcare program fraud; or (iv) committed an act, made a statement, or failed to make a statement that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” set forth in 56 Fed. Regulation 46191 (September 10, 1991).

(b) No Loan Party has received from the FDA a Warning Letter, Form FDA-483, “Untitled Letter,” other correspondence or notice setting forth allegedly objectionable observations or alleged violations of laws or regulations enforced by the FDA, or any comparable correspondence from any state or local authority responsible for regulating drug or device products and establishments, or any comparable correspondence from any foreign counterpart of the FDA, or any comparable correspondence from any foreign counterpart of any state or local authority with regard to any Product or the manufacture, processing, packing, or holding thereof, in each case, which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) ~~As of the Closing Date, none~~None of the Loan Parties has engaged in any material Recalls, Market Withdrawals or other forms of product retrieval from the marketplace of any Products that has not been finally and fully completed prior to the Closing Date in accordance and compliance with Applicable Law and all FDA and other Governmental Authority standards, regulations and requirements~~. After the Closing Date on each date that this representation and warranty is made or deemed made, none of the Loan Parties has engaged in any Recalls, Market Withdrawals or other forms of product retrieval from the marketplace of any Products that has not been finally and fully completed prior to the date such representation and warranty is made of deemed made in accordance and compliance with Applicable Law and all FDA and other Governmental Authority standards, regulations and requirements~~, except to the extent any such engagement or action could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. None of the Products (for the avoidance of doubt, including those in the immediately preceding two sentences that have been so finally and fully completed) have been subject to a Recall, Market Withdrawal, or other Correction or Removal, nor is any such action currently under consideration by Endologix or, to the knowledge of Endologix, any manufacturer or supplier of a Product, that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Endologix has not been restrained in its ability

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to manufacture, process, distribute, supply, import, export, market, or sell any of the Products, except to the extent that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.39 Margin Stock. None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board. No Loan Party nor any of their Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

4.40 Complete Disclosure. None of the written information (financial or otherwise) (other than projections, other forward-looking information and industry information) furnished by or on behalf of any Borrower to Agent (including any Third Party Agent), any Lender or any other member of the Lender Group in connection with the consummation of the transactions contemplated by the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made.

4.41 Investments. The Loan Parties do not own any stock, partnership interests, limited liability company interest or other equity securities or Subsidiaries except for Permitted Investments. As of the ~~Closing~~Second Amendment Effective Date, set forth on Schedule P-1 (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement) is a complete and accurate description of the authorized Stock of the Subsidiaries of the Loan Parties, by class, and~~, as of the Closing Date,~~ a description of the number of shares of each such class that are issued and outstanding.

4.42 Schedules. All information set forth in the Schedules to this Agreement is true, accurate and complete in all material respects as of the ~~Closing~~Second Amendment Date and the Second Amendment Effective Date and any other subsequent date in which the Loan Parties are requested (or required pursuant to the terms of this Agreement or the other Loan Documents) to update such Schedules. All information set forth in the Perfection Certificate is true, accurate and complete in all material respects as of the Closing Date and any other subsequent date in which the Loan Parties are requested (or required pursuant to the terms of this Agreement or the other Loan Documents) to update such certificate.

4.43 Eligible Accounts. As to each Account that is identified by the Borrowers as Eligible Account in a Borrowing Base Certificate submitted to Agent (or to any Third Party Agent, as applicable), such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of a Loan Party’s business, (b) owed to a Loan Party without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, and (c) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts.

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4.44 Eligible Inventory. As to each item of Inventory that is identified by the Borrowers as Eligible Inventory in a Borrowing Base Certificate submitted to Agent (or any Third Party Agent), such Inventory is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Inventory.

4.45 Location of Inventory and Equipment. The Inventory and Equipment of the Borrowers is located only at, or in-transit between, the locations identified on Schedule 4.45 (as such Schedule may be updated pursuant to Section 5.18). With respect to any Inventory and Equipment listed at locations that are outside the United States (and with respect to any Inventory and Equipment on consignment at any location (other than, with respect to clause (ii), in which case such clause shall not apply to all consignment locations but only those outside the United States)), (i) any failure of the Agent and the other Secured Parties to (A) be fully protected on the Inventory or be fully protected or perfected with respect to any Liens granted to the Agent (for the benefit of the Secured Parties) on any such Inventory, or (B) have absolute or full access to such locations when exercising rights and remedies after the occurrence and during the continuance of an Event of Default, in each case of clause (i)(A) and clause (i)(B), does not, individually or in the aggregate, cause a Material Adverse Effect to occur, and (ii) as of the ~~Agreement~~Second Amendment Date and the Second Amendment Effective Date, the cost paid by the Borrowers and its Subsidiaries for such Inventory and Equipment listed at such locations outside the United States, or on consignment at any location outside the United States, does not exceed $10,000,000.

4.46 Inventory and Equipment Records. Each Loan Party keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and their Subsidiaries’ Inventory and Equipment and the book value thereof.

4.47 No Violation of Usury Laws. The rate of interest paid on any of the Obligations, and the method and manner of the calculation thereof, do not violate any usury laws or other Applicable Laws, any of the Organizational Documents, or any of the Loan Documents.

4.48 Eligible Equipment. As to each item of Equipment that is identified by the Borrowers as Eligible Equipment in a Borrowing Base Certificate submitted to Agent (or any Third Party Agent), such Equipment is (a) of good and merchantable quality, free from known defects, and (b) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Equipment.

ARTICLE V.

AFFIRMATIVE COVENANTS.

Borrowers covenant and agree that, until termination of all of the Commitments and payment in full in cash of the Obligations:

5.01 Existence; Permits.

(a) The Loan Parties shall and shall cause their Subsidiaries to (i) preserve and maintain in full force and effect its organizational existence and good standing under the

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responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. The Loan Parties shall give Agent prompt written notice of any loss exceeding $500,000 covered by any of the Loan Parties’ or any of their Subsidiaries’ casualty or business interruption insurance. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. A true and complete listing of such insurance, including issuers, coverages and deductibles, shall be provided by the Loan Parties to Agent promptly following Agent’s request (or to the Third Party Agent promptly following the Third Party Agent’s request during any Third Party Agent Retention Period).

5.04 Taxes. Each Loan Party shall, and shall cause each of its Subsidiaries to, pay, discharge and perform as the same shall become due and payable or required to be performed (i) all material Tax liabilities, assessments and governmental charges or levies upon it or its property, unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the enforcement of any Lien and for which adequate reserves in accordance with GAAP are being maintained by such Person and (ii) all Tax liabilities, assessments and governmental chares or levies upon it or its property that would create, or otherwise cause to exist, a Lien with respect thereto that is not a Permitted Lien under clause (d) of the definition of “Permitted Liens”.

5.05 Reports, Notices.

(a) Endologix and its Subsidiaries shall (i) timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file all reports required to be filed with the SEC pursuant to the Exchange Act, and Endologix and its Subsidiaries shall not terminate the registration of the Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination, and (ii) deliver to Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) a Compliance Certificate with each of its 10-Q and 10-K filings on the date such filings are made (or, if earlier, are required by the SEC to be made) with the SEC; provided that, with respect to clause (ii) only, solely to the extent any earnings or revenue report for the same period is publicly reported or is filed with the SEC prior to the time when any 10-Q or 10-K containing the applicable quarterly or annual financial statements is filed with the SEC and to the extent the earnings or revenue set forth in any such earnings or revenue report would result in a financial covenant default under Article VII, the Compliance Certificate shall instead be delivered by the Loan Parties to the Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) and the Lenders on the same day as such earnings or revenue report is publicly reported or is filed with the SEC. Each of such reports in clause (i) of the immediately preceding sentence will comply in all material respects with the applicable requirements of the Exchange Act and each of such reports and such Compliance Certificate will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in

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the light of the circumstances under which they were made, not misleading. The consolidated financial statements included in such reports will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, will be prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments and lack of footnote disclosures), and will fairly present in all material respects the consolidated financial position of Endologix and its Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders equity for the periods presented (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments and lack of footnote disclosures). Each Borrower hereby agrees that the Borrower Representative shall send to each Secured Party copies of (A) any notices and other information made available or given to the holders of the Stock of Endologix generally, contemporaneously with Endologix making available or giving such notices and other information to such holders of Stock (it being understood and agreed that delivery shall be deemed to have occurred if such notices or other information is posted to EDGAR) and (B) all other documents, reports, financial data and other information not available on EDGAR that does not contain any material nonpublic information of ~~the~~any Borrower, that any Secured Party may reasonably request.

(b) Each of the Borrowers and their Subsidiaries will deliver to (x) during any Non-Third Party Agent Retention Period, subject to Section 5.20, Agent, and (y) during any Third Party Agent Retention Period, the Third Party Agent, each of the reports, certificates or other items set forth below at the following times in form satisfactory to Agent (or such Third Party Agent):

(i) (A) within five (5) Business Days after the filing of its 10-K or 10-Q, as the case may be, an updated Perfection Certificate (provided that Endologix shall include in the 10-K or 10-Q, as the case may be, any material nonpublic information included in the Perfection Certificate delivered during any Non-Third Party Agent Retention Period (or delivered to Agent (other than the Third Party Agent) or any Lender at any time) that would not otherwise be included in such 10-Q or 10-K); and (B) upon the reasonable request of any Secured Party, the such additional business, financial, corporate affairs, perfection certificates, items or documents related to creation, perfection or priority of Agent’s Liens in the Collateral and other information as any Secured Party may from time to time reasonably request;

(ii) promptly, but in any event within two (2) Business Days after the knowledge of the occurrence of (A) written notice of any Default or Event of Default and (B) so long as such type of notification would not be material nonpublic information of ~~the~~any Borrower (except during a Third Party Agent Retention Period, in which case, such material nonpublic information shall be provided but only to the Third Party Agent), written notice of any claims (other than in connection with the denial of plan claims in the ordinary course of business), litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted or threatened against any Loan Party, or claims of infringement by any Person with respect to any Intellectual Property rights of a Loan Party, in each case of this clause (B), to the extent such claim, litigation, arbitration, mediation or administrative or regulatory proceeding could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and

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(iii) during any Third Party Agent Retention Period, as soon as available, but in any event within thirty (30) days after the end of each fiscal month during each fiscal year, an unaudited consolidated and consolidating balance sheet and income statement of Endologix and its Subsidiaries’ operations during such month and for the portion of the fiscal year then ended, including comparisons to the figures in the corresponding month and year-to-date portion of the immediately preceding fiscal year of Endologix and its Subsidiaries.

(c) Further, if Endologix is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the Loan Parties will provide to Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) and each Lender (A) quarterly financial statements for Endologix and its Subsidiaries within 45 days after the end of each fiscal quarter of Endologix, and an audited annual financial statements within 120 days after the end of each fiscal year of Endologix prepared in accordance with GAAP with a report thereon by Endologix’s independent certified public accountants, which accountants shall be reasonably acceptable to Agent, and (B) on the same day as delivery to Term Agent, any Term Lender or any other secured party under the Term Debt Documents, any additional financial statements, certificates, reports, notices, agreements, instruments and documents provided under (or in connection with) the Term Debt Documents. Any such annual audited financial statements, audit or report of Endologix’s independent certified public accountants (and any annual audited financial statements, audit or report of Endologix’s independent certified public accountants on any consolidated financial statements included in any SEC Document) shall (i) contain an unqualified opinion (subject to the exception set forth below in clause (ii) of this sentence), stating that such consolidated financial statements present fairly in all material respects the financial position and condition and results of operations of ~~the Borrower~~Endologix and its Subsidiaries as of the dates and for the periods and have been prepared in conformity with GAAP applied on a basis consistent with prior years, and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status (other than any such paragraph arising from the impending maturity of the Loans solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which the applicable maturity is scheduled). No financial statements delivered pursuant to this Section 5.05(c) or included in any SEC Document shall include any statement in the footnotes thereto that indicates there is substantial doubt about Endologix’s ability to continue as a going concern within one year after the date that such financial statements are issued, filed or delivered.

(d) Endologix and its Subsidiaries shall, prior to making any prepayment pursuant to Section 6.18(a), deliver to Agent, subject to Section 5.20 (or, during any Third Party Agent Retention Period, the Third Party Agent), a budget and projections of cash flows for the one-year period following such prepayment reflecting such prepayment and showing sources and uses for all required repayments of Indebtedness coming due during such one-year period.

5.06 Inspection. The Loan Parties will, and will cause each of their Subsidiaries to, permit Agent (including any Third Party Agent), any Lender, and each of their respective duly authorized representatives or agents to, with respect to each owned, leased or controlled property, at all times and without notice, at the sole option of Agent or any Lender: (i) provide access to such property to Agent (including any Third Party Agent), the Lenders and their respective representatives and agents, as frequently as Agent or any Lender determines to be appropriate;

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case of this clause (a), unless Agent and Term Agent consent otherwise in writing (including by electronic mail), (b) the deposit account to which the funds, amounts and other items from the Stifel Account are swept is subject to a Control Agreement at all times, (c) subject to clause (e) below, no more than $5,000,000 of cash, Cash Equivalents, other assets and/or other items are in the Stifel Account at any time, (d) neither the wire instructions nor any other term or provision in the Stifel Sweep Agreement is amended, restated, supplemented, modified, waived or otherwise changed (or any departure therefrom consented to) without the prior written consent of Agent and Term Agent (and Endologix shall immediately modify the Stifel Sweep Agreement, including the wire instructions therein, in such manner as Agent and Term Agent may request while an Event of Default exists), (e) (x) upon and during the continuance of an Event of Default, (1) the Stifel Account is not used (including no cash, Cash Equivalents, other assets or other items being held in such Stifel Account other than those being swept pursuant to clause (a) above on the Business Day immediately after the first day such Event of Default occurs), (2) Endologix shall take no action with Stifel with respect to the Stifel Account or otherwise (other than having Stifel sweep the Stifel Account pursuant to clause (a) above) and (3) no cash or other items shall be kept or maintained in the Stifel Account or otherwise held by Stifel, and (y) after the occurrence of an Event of Default, Endologix immediately closes the Stifel Account upon request by Agent, and (f) (x) Endologix provides quarterly certifications of compliance with the conditions and requirements in this Section 5.08(viii)(a)-(e), and (y) by 5pm ET on the Tuesday of the week following delivery of each such quarterly certification in clause (f) (x) directly above, Endologix (or Stifel on behalf of Endologix) shall provide a detailed description of activity for the prior week (including daily account balances and other item inventory) to Katten Muchin Rosenman LLP (at the address provided in Article XI) on behalf of Agent; (such accounts in clauses (i) through (viii), the “Excluded Accounts”) as of and after the Closing Date; provided that (x) the Loan Parties shall have until the date that is forty-five (45) days following the closing date of any Permitted Acquisition (or such later date as may be agreed to by Agent in its sole reasonable discretion) to comply with the provisions of this Section 5.08) with regard to such accounts (other than Excluded Accounts) of the Borrowers acquired in connection with such Permitted Acquisition, and (y) for deposit accounts, securities accounts and commodities accounts opened after the Closing Date, the Loan Parties shall have until the date that is thirty (30) days following the opening of any such new account (or such later date as may be agreed to by Agent in its sole reasonable discretion) to comply with this Section 5.08. Upon written request by the Agent, the Loan Parties shall provide the Agent with written evidence reasonably satisfactory to the Agent as of such Business Day or the next Business Day showing compliance with Section 7.01(b)..

5.09 Further Assurances. Promptly upon request by Agent (or, during any Third Party Agent Retention Period, the Third Party Agent), the Borrowers shall (and, subject to the limitations set forth herein and in the other Loan Documents, shall cause each of their Subsidiaries to) take such additional actions and execute such documents as Agent (or, during any Third Party Agent Retention Period, the Third Party Agent) may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Loan Documents on any of the assets or properties, rights or interests covered by any of the Loan Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Loan Documents and the Liens intended to be created thereby, and (iv) to better assure, grant, preserve, protect and confirm to the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured

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Parties under any Loan Document. The Loan Parties will notify Agent in writing prior to (and on) (x) the date of formation or acquisition of any Subsidiary and (y) any division or split of any Loan Party into two or more Subsidiaries, limited liability companies, other entities or other Persons. Without limiting the generality of the foregoing, the Loan Parties shall cause (y) each of their Subsidiaries (other than Excluded Subsidiaries) promptly after (but, in any event, (A) within fifteen (15) days thereof for any Subsidiary that is not an Immaterial Subsidiary and (B) within thirty (30) days thereof for any Immaterial Subsidiary) after the date of the formation or acquisition thereof (and any Subsidiaries, limited liability companies, other entities or other Persons for which any Loan Party divides or splits itself into), to guaranty the Obligations and to cause each such Subsidiary to grant to Agent, for the benefit of the Secured Parties, a security interest in, subject to the limitations set forth herein and in the Loan Documents, all of such Subsidiary’s (and, with respect to any such division or split of a Loan Party, all such Subsidiary’s limited liability company’s, other entity’s or other Person’s) assets and property (including any assets or property allocated, distributed, conveyed or otherwise transferred pursuant to any division or split of any Loan Party into any Subsidiaries, limited liability companies, other entities or other Persons for which any Loan Party divides or splits itself into) assets and property to secure such guaranty and (z) any holder (that is a Loan Party) of the Stock of such Subsidiary to provide, promptly after (but, in any event, (A) within fifteen (15) days thereof for any Loan Party or any Subsidiary that is not an Immaterial Subsidiary and (B) within thirty (30) days thereof for any Immaterial Subsidiary) the date (x) of the formation or acquisition of such Subsidiary or (y) any division or split of any Loan Party into two or more Subsidiaries, limited liability companies, other entities or other Persons, in each case, supplements and further pledges to the Loan Documents as are necessary (or requested by Agent) to evidence Agent’s Lien in such Stock of such Subsidiary. Furthermore, the ~~Borrower~~Borrowers shall notify Agent and the Lenders in writing promptly after (but, in any event, (A) within fifteen (15) days thereof for any Loan Party or any Subsidiary that is not an Immaterial Subsidiary and (B) within thirty (30) days thereof for any Immaterial Subsidiary) the date of the issuance by or to any Loan Party (other than by Endologix) of any Stock of any corporation or any other Person that has “opted into” Article 8 of the UCC (in each case, other than Excluded Property) to have its Stock constitute “securities” under Article 8 of the UCC and each Loan Party shall pledge, and shall cause each of its Subsidiaries (other than Excluded Subsidiaries but including any Subsidiaries, limited liability companies, other entities or other Persons for which any such Loan Party divides or splits itself into) to pledge, all of the Stock of each of its Subsidiaries (other than Excluded Subsidiaries), and sixty-five percent (65%) of the outstanding voting Stock and one hundred percent (100%) of the outstanding non-voting Stock of each Excluded Foreign Subsidiary and each Excluded Domestic Holdco, directly owned by a Loan Party, in each instance, to Agent, for the benefit of the Secured Parties, to secure the Obligations, promptly after formation or acquisition (or division or split) of such Subsidiary. The Loan Parties shall deliver, or cause to be delivered, to Agent, appropriate resolutions, secretary certificates, certified Organizational Documents and, if reasonably requested by Agent, legal opinions relating to the matters described in this Section 5.09 (which opinions shall be in form and substance reasonably acceptable to Agent and, to the extent applicable, substantially similar to the opinions delivered on the Closing Date), in each instance with respect to (1) each Loan Party or Subsidiary formed or acquired (and each Subsidiary, limited liability company, other entity or other Person for which a Loan Party divides or splits itself into), (2) and each Loan Party or Person (other than a Loan Party) whose Stock is being pledged, and (3) the assets and property that are allocated distributed, conveyed or

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otherwise transferred pursuant to any division or split of any Loan Party into any Subsidiaries, limited liability companies, other entities or other Persons for which any Loan Party divides or splits itself into, in each case of clauses (1) through (3), after the Closing Date. In connection with each pledge of Stock, the Loan Parties shall deliver, or cause to be delivered, to Agent, irrevocable proxies and Stock powers and/or assignments, as applicable, duly executed in blank.

5.10 Environmental. The Loan Parties will, and will cause each of their Subsidiaries to, comply with, and maintain its Real Property, whether owned, leased, subleased or otherwise operated or occupied, in compliance with all applicable Environmental Laws and Healthcare Laws or that is required by orders and directives of any Governmental Authority, except where the failure to comply could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

5.11 ERISA. Promptly upon becoming aware that any of the following events has occurred, the Borrowers will provide written notice to the Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) specifying the nature of such event, what action the Loan Party or any ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, if applicable, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto: (i) any ERISA Event which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (ii) a “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the IRC that is not exempt under ERISA Section 408 or Section 4975 of the IRC, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, with respect to any Employee Benefit Plan, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or (iii) the imposition of any Lien on any asset of a Loan Party or a Subsidiary of a Loan Party with respect to any Title IV Plan or Multiemployer Plan.

5.12 FDA; Healthcare Laws. Each Loan Party will, and will cause each of its Subsidiaries ~~will~~to, comply with (a) in all respects with all Healthcare Laws and their implementation by any applicable Governmental Authority, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (b) (i) in all respects with all lawful requests of any Governmental Authority applicable to its Products, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (ii) in all material respect with requests of any Governmental Authority applicable to its Products that is required by Applicable Law (or court order or proceeding) to be complied with. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, all Products developed, manufactured, tested, distributed, promoted or marketed by or on behalf of any Loan Party or any of its Subsidiaries that are subject to the jurisdiction of the FDA or comparable Governmental Authority shall be (A) developed, tested, manufactured, distributed, promoted and marketed in compliance with the Healthcare Laws and each other Applicable Law, including Healthcare Laws and other Applicable Laws governing or relating to product approval or premarket notification, good manufacturing practices, promoting, labeling, advertising, record-keeping, and adverse event reporting, and (B)

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for the Borrowing Base, if such Borrower has not implemented electronic reporting, and (C) a summary aging, by vendor, of such Borrower’s accounts payable and any book overdraft (delivered electronically in an acceptable format, if each Loan Party has implemented electronic reporting) and an aging, by vendor, of any held checks;

(iii) during any Third Party Agent Retention Period, to the Third Party Agent, monthly (no later than the fifteenth (15th) Business Day of each month), and with each request for a Borrowing, an Account roll-forward from the previous Borrowing Base Certificate delivered or most recent request for a Borrowing, in a format acceptable to Agent and such Third Party Agent in their discretion, with supporting details supplied from sales journals, collection journals, credit registers and any other records, tied to the beginning and ending account receivable balances of each Loan Party’s general ledger;

(iv) during any Third Party Agent Retention Period, to the Third Party Agent, monthly (no later than the fifteenth (15th) Business Day of each month), (A) a detailed report regarding each Borrower’s and its Subsidiaries’ cash and Cash Equivalents, (B) a perpetual Inventory report and Equipment report, and a calculation of the net book value (calculated in accordance with GAAP on a basis consistent with such Borrower’s historical accounting practices) of Eligible Inventory and Eligible Equipment at the end of such period and (C) a determination of the Market Capitalization of Endologix as of the last day of the previous month;

(v) during any Third Party Agent Retention Period, to the Third Party Agent, monthly (no later than the thirtieth (30th) day of each month), a reconciliation of Accounts and trade accounts payable of each Loan Party’s general ledger accounts to its monthly financial statements including any book reserves related to each category;

(vi) during any Third Party Agent Retention Period, to the Third Party Agent, (A) on the last day of each fiscal quarter, (I) a report regarding each Borrower’s and its Subsidiaries’ accrued but unpaid, ad valorem taxes and (II) unless required to be provided under Section 5.05(b)(i) for the same fiscal quarter, a Perfection Certificate or a supplement to the Perfection Certificate, and (B) no later than the fifteenth (15th) Business Day after the end of each fiscal quarter, an updated report of the reserves established on the Borrowers’ books regarding excess and obsolete Inventory and excess and obsolete Equipment;

(vii) during any Third Party Agent Retention Period, to the Third Party Agent, on the last day of each fiscal year, a detailed list of each Borrower’s customers, with address and contact information;

(viii) during any Third Party Agent Retention Period, to the extent a Borrower conducts any physical inventory audits or physical equipment audits during the course of any fiscal year, it shall provide the Third Party Agent with a certified report of such audit within ten (10) Business Days after the completion thereof;

(ix) (A) promptly, and in any event within two (2) Business Days after the knowledge that Borrowers do not maintain Global Excess Liquidity in an amount of at least $~~22,500,000,~~17,500,000, notice thereof and (B) promptly within one (1) Business Day after written request by the Agent (or, during any Third Party Agent Retention Period, the Third Party

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Agent), to Agent (or such Third Party Agent, as applicable) written evidence reasonably satisfactory to the Agent (or such Third Party Agent, as applicable) demonstrating compliance with Section 7.01(b); and

(x) promptly, upon request by Agent, subject to (other than with respect to the Third Party Agent during any Third Party Agent Retention Period) Section 5.20, (A) an insurance claim report, (B) a detailed report describing accrued expenses or (C) such other reports as to the Collateral or the financial condition of each Borrower and its Subsidiaries, as Agent may reasonably request.

(b) Notwithstanding clause (a) above, to the extent (i) Borrowers do not have at least $~~22,500,000~~17,500,000 of Global Excess Liquidity, or (ii) any Event of Default then exists, the items, certificates and information set forth in clause (a)(i), (a)(ii), (a)(iii) and (a)(iv) shall be delivered to the Agent (or Third Party Agent, as applicable) on a weekly basis (on the second (2nd) Business Day of such week).

5.17 Lender Meetings. Borrowers will, within ninety (90) days after the close of each fiscal year of Borrowers, at the request of Agent (or, during any Third Party Agent Retention Period, the Third Party Agent) or of the Required Lenders and upon reasonable prior notice, hold a meeting (at a mutually agreeable location and time or, at the option of Agent, by conference call) with Agent (or, during any Third Party Agent Retention Period, the Third Party Agent) and any Lenders who choose to attend such meeting at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Borrowers and their Subsidiaries and the projections presented for the current fiscal year of Borrowers.

5.18 Location of Collateral. The Loan Parties will keep its Inventory and Equipment (other than Inventory or Equipment that is in-transit, Trunk Inventory or subject to consignment) only at the locations identified on Schedule 4.45 and their chief executive offices only at the locations identified on Schedule 4.23; provided, that Borrowers may amend Schedule 4.45 or Schedule 4.23 so long as such amendment occurs by written notice to Agent not less than ten (10) days prior to the date on which such Inventory and Equipment is moved to such new location listed on the amended Schedule 4.45 or such chief executive office is relocated to such address listed on the amended Schedule 4.23 and so long as such new location or such chief executive office is within the continental United States.

5.19 Updated Borrowing Base Certificate. Within three (3) Business Days of the written request of Required Lenders, Borrower Representative shall deliver an updated executed Borrowing Base Certificate reflecting changes in the Eligible Accounts availability since the last Borrowing Base Certificate.

5.20 Announcing Form 8-K. At or prior to 7:30 a.m. (New York City time) on the first (1st) Business Day following the Closing Date, Endologix shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Loan Documents and the Term Debt Documents and including as exhibits to such Form 8-K this Agreement (including the schedules, annexes and exhibits hereto), the other Loan Documents listed on Schedule 5.20 (other than the Perfection Certificated executed and delivered on the Closing Date to the Agent), the Term Credit Agreement and the other agreements and instruments required to be filed

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by any Borrower or its Subsidiaries or Affiliates, or any of its or their respective officers, directors (or equivalent persons), employees, attorneys, representatives or agents, and no member of the Lender Group shall have any liability to any Borrower, any of its Subsidiaries or Affiliates or any of its or their respective officers, directors (or equivalent persons), employees, equityholders, attorneys, representatives or agents for any such disclosure.

5.21 Eligible Equipment. Each Borrower will use commercially reasonable efforts to at all times keep its furniture, fixtures and Equipment in good repair and physical condition. In addition to the foregoing, from time to time, Agent (including, during any Third Party Agent Retention Period, the Third Party Agent) may require Borrowers to obtain and (a) subject to Section 5.20, deliver to Agent, or (b) during any Third Party Agent Retention Period, deliver to the Third Party Agent, in each case of clause (a) and clause (b), appraisal reports in form and substance and from appraisers reasonably satisfactory to Agent (or, as applicable, the Third Party Agent) stating the then current fair market values of all or any portion of furniture, fixtures and equipment owned by each Borrower or any of its Subsidiaries.

5.22 Maximum Revolver Related Notices. Each Borrower will provide written notice to Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) immediately upon the occurrence of: (a) any Maximum Revolver Decreased Market Capitalization Notice Trigger Event (including reasonable details related thereto) and (b) any Maximum Revolver Decreased Market Capitalization Overadvance Event (including reasonable details related thereto and reasonable details and calculations of the Maximum Revolver Decreased Market Capitalization Overadvance Amount).

5.23 Collateral Access Agreements. Each Borrower will enter into (and will cause each landlord, warehouseman and bailee (as applicable), and all other applicable Persons, to enter into) a Collateral Access Agreement in favor of Agent (for the benefit of the Lender Group) and in form and substance reasonably satisfactory to Agent and the Lenders, in respect of each location where Collateral, assets or property (other than Inventory or Equipment that is in-transit, Trunk Inventory or subject to consignment) of any Borrower is held, stored or maintained at such location, in each case, at or prior to the time any such Collateral, assets or property is held, stored or maintained at such location; provided that, solely with respect to the location of the Flexential Colorado Corp.’s data center at 3330 E. Lone Mountain Road, North Las Vegas, NV 89081 (the “Flexential Data Center Location”), no Collateral Access Agreement shall be required unless and until any such Collateral, property or assets of any Borrower is held, stored or maintained at the Flexential Data Center Location other than computer servers with a maximum aggregate book value of $125,000 (which book value shall be determined by Endologix in accordance with GAAP and with using reasonable and justifiable calculations and estimations thereof).

ARTICLE VI.

NEGATIVE COVENANTS.

Borrowers covenant and agree that, until termination of all of the Commitments and payment in full in cash of the Obligations:

6.01 Restrictions on Fundamental Changes. The Loan Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly, (I) merge with, consolidate with or into,

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dissolve or liquidate into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except (a) a Subsidiary that is not a Loan Party may merge into any Loan Party or any Subsidiary of a Loan Party (provided that, (w) to the extent such Subsidiary that is not a Loan Party has its equity pledged to Agent, then any Person it merges with must also have its equity pledged to Agent by at least the same percentage and (x) if such merger is with a Loan Party, such Loan Party must be the surviving entity of any such merger), (b) a Loan Party may merge into any other Loan Party (provided that, (y) to the extent such Loan Party being merged has its equity pledged to Agent, then any Person it merges with must also have its equity pledged to Agent by at least the same percentage and (z) to the extent ~~the~~any Borrower is part of such transaction, ~~the~~a Borrower must be the surviving Person), (c) any Subsidiary of Endologix may liquidate or dissolve if (i) the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and it is not materially disadvantageous to the Secured Parties and (ii) to the extent such Subsidiary is a Loan Party, any such assets or business held by such subject Subsidiary shall be transferred to, or otherwise owned or conducted by, a Loan Party after giving effect to such liquidation or dissolution, and (d) in connection with Permitted Acquisitions, or (II) divide (or otherwise split) itself or themselves into two or more limited liability companies or other entities or Persons. None of the Loan Parties shall establish or form any Subsidiary, unless such Subsidiary complies with Section 5.09, if applicable, and such Subsidiary (if not an Excluded Subsidiary) executes and/or delivers all other documents, agreements and instruments reasonably requested by Agent or the Required Lenders to perfect a Lien in favor of Agent (for the benefit of the Secured Parties and Lender Group) on such Subsidiary’s (if not an Excluded Subsidiary) assets and to make such Subsidiary (if not an Excluded Subsidiary) a Loan Party under the Loan Documents.

6.02 Joint Ventures; Restricted Payments. The Loan Parties will not, and will not permit any of its Subsidiaries to, (a) enter into any joint venture or any similar arrangement, other than as may be permitted under Permitted Investments, or (b) make any Restricted Payments, other than (i) dividends by any direct or indirect Subsidiary of any Loan Party (A) that are not Loan Parties to such Loan Party’s parent or parent entities or (B) that are Loan Parties, to such Loan Party’s parent or parent entities that are Loan Parties; (ii) dividends payable solely in common Stock; (iii) repurchases of Stock of former employees, directors or consultants so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided, however, that such repurchase does not exceed $2,500,000 in the aggregate per fiscal year; (iv) any Restricted Payments made under Subordinated Debt Documents to the extent permitted under the terms of the applicable Subordination Agreement; (v) any Restricted Payments made to the “Secured Parties” (as defined in the Term Credit Agreement) pursuant to the terms of the Term Debt Documents, the “Warrants” (as defined in the Term Credit Agreement) and the “Registration Rights Agreement” (as defined in the Term Credit Agreement); and ~~“~~(vi) interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (A) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (B) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (C) no Default or Event of Default has occurred and is continuing.

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6.03 Liens. The Loan Parties will not, and will not permit any of their Subsidiaries to directly or indirectly make, create, incur, assume or suffer to exist any Lien upon or with respect to any of its assets or property, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Liens.

6.04 Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Section 6.01, Borrowers will not, and will not permit any of their Subsidiaries to directly or indirectly Dispose of (whether in one or a series of transactions) any assets or property (including the Stock of any Subsidiary of any Loan Party, whether in a public or private offering or otherwise, and accounts and notes receivable, with or without recourse).

6.05 Indebtedness; Contingent Obligations. The Loan Parties will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, permit to exist or be liable with respect to any Indebtedness, other than Permitted Indebtedness. The Loan Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.

6.06 Investments. The Loan Parties will not, and will not permit any of its Subsidiaries to, directly or indirectly, (a) purchase or acquire any Stock, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, (b) make or commit to make any Acquisitions, or any other acquisition of any of the assets of another Person other than (i) Permitted Investments or (ii) in the Ordinary Course of Business, or of any business or division of any Person, including by way of merger, consolidation, other combination or otherwise other than Permitted Investments, (c) make, purchase or acquire any advance, loan, extension of credit (other than trade payables in the ordinary course of business) or capital contribution to or any other investment in, any Person including ~~the~~any Borrower, any Affiliate of ~~the~~any Borrower or any Subsidiary of ~~the~~any Borrower or (d) enter into any joint venture or any similar arrangement (the items described in clauses (a), (b), (c) and (d) are referred to as “Investments”), except for Permitted Investments.

6.07 Transactions with Affiliates. Except as otherwise disclosed on Schedule 6.07, and except for transactions that contain terms that are no less favorable to the applicable Loan Party or any Subsidiary of a Loan Party, as the case may be, than those which might be obtained from a third party not an Affiliate of any Loan Party, no Loan Party will, or permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Loan Party that is not itself a Loan Party; provided that, Loan Parties may enter into and maintain written agreements between any Loan Party and any Foreign Subsidiary of a Loan Party for management services for compensation in the Ordinary Course of Business consistent with past practices that are customary and reasonably appropriate to do for companies in the same industry as the Loan Parties provided by management and officers of the Loan Parties to such Foreign Subsidiaries that do not have certain management or officers, and such transactions may result in non-interest bearing accounts payables for the unpaid compensation owed by such Foreign Subsidiaries to the Loan Parties for such management services in an amount not to exceed $40,000,000 (which payables may be equitized by the Loan Parties,

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provided that (y) equitization of such payables shall not reduce the outstanding amount of payables that count towards the $40,000,000 cap above for purposes of determining whether the Loan Parties have complied with this provisions (with such equitized amounts deemed to be outstanding at all times thereafter for purposes of the $40,000,000 capped amount) and (z) at the time of any such equitization, any such Stock received by any Loan Party in connection with such equitization shall be pledged, and a first priority security interest and Lien thereon shall be granted, to the Agent (for the benefit of the Lender Group) and such Loan Party shall take such perfection and priority actions reasonably requested by the Agent in accordance with the Loan Documents), in each case of the foregoing in this proviso, so long as (a) any such management or officers of the Loan Parties involved in such transactions, agreements and arrangements will have sufficient and reasonable time, energy and resources to still represent and service such Loan Parties themselves after taking into such transactions, agreements and arrangements, (a) any such agreement, instrument, arrangement or document evidencing any of the foregoing transactions, equitization or actions shall be entered into (i) in good faith by such Loan Party, (A) in a manner to not contravene or impair the Collateral and benefits that are intended to be provided and afforded to the Lender Group under the Loan Documents, and (B) without (I) the intention of such Loan Party of causing (or resulting in) the Collateral to be taken from the Secured Parties and provided to Foreign Subsidiaries that are not Loan Parties at the detriment of the Secured Parties and for the benefit of such Foreign Subsidiaries, and (II) the effect of defrauding the Secured Parties, (C) the upstream economics received (or potentially to be received) by any applicable Loan Party in connection with any such transaction, agreement or arrangement described above in this proviso, when combined with the potential downstream economics, time, energy and recourses exhausted or disposed of in connection therewith shall be reasonably adequate and sufficient to enable the Loan Parties to timely satisfy all of the Obligations and all of their other obligations and agreements under the Loan Documents, (D) all cash, Cash Equivalents, other assets and proceeds received or provided to the Loan Parties in connection with the foregoing shall all be part of the (and constitute) Collateral and the Agent (for the benefit of the Lender Group) shall have a first priority security interest and Lien thereon, (E) at the reasonable request of the Agent, all such account payables will be evidenced by a promissory note issued to the applicable Loan Party by the applicable Foreign Subsidiary and pledged to the Agent and the original thereof delivered, along with an executed allonge to the Agent in form and substance satisfactory to the Agent, (F) no Default or Event of Default has occurred and is continuing or would result therefrom, and (G) no such agreement, arrangement, transaction or action could ~~reasonable~~reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

6.08 ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that could result in the imposition of a Lien on any asset of a Loan Party or a Subsidiary of a Borrower with respect to any Title IV Plan or Multiemployer Plan, or (b) any other ERISA Event, which other ERISA Event could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6.09 Nature of Business. The Loan Parties will not, and will not permit any of their Subsidiaries to engage in any line of business different from those lines of business carried on by it on the Closing Date and businesses reasonably related thereto.

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6.10 Amendments to Organizational Documents and Material Contracts. Except as permitted under Section 6.01, no Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly amend or otherwise modify any of its Organizational Documents or, after the execution thereof, any agreements or documents evidencing or contemplating any Permitted Acquisition in any respect materially adverse to any Secured Party. No Loan Party shall, or shall permit any Subsidiary to, directly or indirectly, amend, restate, supplement, change, waive or otherwise modify any Material Contract, which amendment, restatement, supplement, change, waiver or modification in any case: (a) is contrary to (or is in violation or breach of) the terms and provisions of this Agreement or any other Loan Document (including the Intercreditor Agreement and the Japan Lifeline Subordination Agreement); or (b) could reasonably be expected to be materially adverse to the rights, interests or privileges of Agent or the Lenders or their ability to enforce the same (it being understood that any ~~modification that changes~~amendments, restatements, supplements, changes, waivers or other modifications that (i) move the stated maturity date of the 3.25% Convertible Notes to an earlier date ~~shall~~, (ii) are part of any refinancing or extension of any 3.25% Convertible Note Documents (or any Indebtedness evidenced thereby or related thereto) that is not a Permitted 3.25% Convertible Note Refinancing or (iii) changes the conversion rate or conversion period or otherwise adds or changes any required or mandatory conversions or cash settlements, in each case of clauses (i)—(iii), shall be deemed to be materially adverse to the Agent and the Lenders); provided, however, that the foregoing shall not restrict (x) any changes expressly required under the terms of the 2.25% Convertible Notes as of the Closing Date, the 3.25% Convertible Notes as of the Closing Date or any indenture governing any Permitted 3.25% Convertible Note Refinancing completely and fully meeting all of the requirements set forth in the definition of “Permitted 3.25% Convertible Note Refinancing”~~,~~ or (y) any modifications of the Term Credit Agreement expressly permitted by the Intercreditor Agreement and, in each case of clauses (x) and (y), not otherwise materially adverse to Agent or the Lenders.

6.11 Changes to Fiscal Year; GAAP. No Loan Party shall, and no Loan Party shall suffer or permit any of its Subsidiaries to, (a) make any significant change in accounting treatment or reporting practices, except as required by GAAP, (b) change the fiscal year or method for determining the fiscal quarters of any Loan Party or of any Subsidiary of any Loan Party, (c) change its name as it appears in official filings in its jurisdiction of organization or formation, or (d) change its jurisdiction of organization or formation, in the case of clauses (c) and (d), without, subject to Section 5.20, at least ten (10) days’ prior written notice to Agent (or such shorter period as may be agreed by Agent in its sole reasonable discretion).

6.12 ~~Prepayments~~Payments and Amendments. The Loan Parties shall not, and shall not permit any of their Affiliates to (~~A~~i) declare, pay, make or set aside any amount for prepayment, payment, redemption or repayment in respect of (~~1~~A) Subordinated Debt, except for payments made in full compliance with and permitted under the Subordination Agreement, or (~~2~~B) any Permitted Japan Lifeline Unsecured Debt, except with respect to any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (~~I~~1) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (~~II~~2) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (~~III~~3) no Default

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or Event of Default has occurred and is continuing, (~~B~~ii) amend, restate, supplement, change, waive or otherwise modify (or consent to any departure from) the terms of (~~1~~A) any Subordinated Debt Documents, except for amendments and modifications expressly permitted by the Subordination Agreement, or (~~2~~B) any Permitted Japan Lifeline Unsecured Debt Documents, except as both (~~I~~1) expressly permitted by the Japan Lifeline Subordination Agreement and (~~II~~2) previously consented to in writing by the Agent and all of the Lenders; or (~~C~~iii) declare, prepay, pay, redeem, repay, make or set aside any amount for prepayment, payment, redemption or repayment in respect of any Indebtedness hereinafter incurred that, by its terms, or by separate agreement, is subordinated to the Obligations, except (~~1~~A) for payments made in full compliance with and permitted under the subordination provisions applicable thereto or (~~2~~B) solely with respect to the Permitted Japan Lifeline Unsecured Debt, any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (~~I~~1) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (~~II~~2) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (~~III~~3) no Default or Event of Default has occurred and is continuing.

6.13 Restrictions on Distributions. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Loan Party or Subsidiary to pay dividends or make any other distribution on any of such Loan Party’s or Subsidiary’s Stock or to pay fees, including management fees, or make other payments and distributions to any Loan Party or any other Loan Party, except for those in the Loan Documents and the Term Debt Documents. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, directly or indirectly (a) enter into, assume or become subject to any contractual obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of Agent, whether now owned or hereafter acquired or (b) create or otherwise suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (i) pay any Indebtedness owed to any Borrower or any of its Subsidiaries, (ii) make loans or advances to any Borrower or any of their Subsidiaries or (iii) transfer any of its property or assets to any Borrower or any of their Subsidiaries, except (A) those in the Loan Documents and the Term Debt Documents, (B) an encumbrance or restriction consisting of customary non-assignment provisions in leases or licenses entered into in the Ordinary Course of Business, (C) customary provisions in joint venture agreement and other similar agreements that restrict the transfer of ownership interests in such joint ventures or provisions limiting the disposition or distribution of assets or property (other than dividends on a pro rata basis based on ownership percentage) of the applicable joint venture, which limitation is applicable only to the assets that are the subject of such agreements; provided that such agreement was not entered into in contravention of the terms of this Agreement, and (D) limitations set forth in Subordinated Debt (if acceptable to the Agent in its sole discretion).

6.14 Sanctions; Anti-Corruption. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to fail to comply with the Anti-Money Laundering Laws and Anti-Terrorism Laws. No Loan Party or Subsidiary of a Loan Party, nor to the knowledge of any Loan Party or any of its Subsidiaries, any director, officer, agent, employee or other Person acting

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Loan Party as a borrower, guarantor or obligor, or have such Person pledge or grant a Lien on any of its property or assets, under the Term Debt Documents, unless, in each case, the same Person becomes a Loan Party in the same capacity (and/or pledges and grants Liens on the same property or assets (and with the same Lien priority and which such Liens shall be subject to the terms of the Intercreditor Agreement) under the Loan Documents and such Person executes and delivers such agreements, instruments and documents reasonably requested by Agent to effectuate any of the foregoing in this clause (c) and such Subsidiary or Affiliate shall be subject to the terms of the Intercreditor Agreement.

6.19 Payment of Convertible Notes and Permitted Japan Lifeline Unsecured Debt. No Loan Party will, or will permit any Subsidiary to, declare, pay, make or otherwise provide any payment, prepayment, repayment, redemption, conversion, cash settlement or distribution in respect of (I) ~~the~~any 3.25% Convertible ~~Notes or the~~Note, any other 3.25% Convertible Note Document, any 2.25% Convertible ~~Notes~~Note or any other Convertible Note Document, except for: (a) regularly scheduled payments of interest and principal as set forth in the applicable Convertible Note Documents in effect as of the Second Amendment Effective Date (in addition to allowing any cash principal payments at maturity of the applicable 3.25% Convertible Notes and the 2.25% Convertible Notes, such amounts may also be paid in the applicable Stock ~~of the Borrower~~(other than Disqualified Stock) of Endologix or through any other conversion feature that does not effectively cause more payments, prepayments, repayments, redemptions, conversions, cash settlements and/or distributions to be made at or prior to the maturity thereof than the cash principal payments currently provided for in the applicable Convertible Note Documents as of the ~~Closing~~Second Amendment Effective Date), (b) ~~in connection with~~ any Permitted 3.25% Convertible Note Refinancing, (c) the issuance of shares of common stock of ~~the Borrower~~Endologix in connection with any non-cash conversion of the 3.25% Convertible Notes, the 2.25% Convertible Notes or any convertible notes that are not Disqualified Stock issued in a Permitted 3.25% Convertible Note Refinancing, and any cash payments solely in lieu of fractional shares (but no other ~~cash settlement~~payments, prepayments, repayments, redemptions, conversions, cash settlements or distributions other than as otherwise expressly permitted by this Section 6.19), (d) payments and conversions (other than for any Disqualified Stock) made in connection with the repurchase (whether for cash, upon exchange and/or for other consideration), redemption and retirement in respect of the 2.25% Convertible Notes or 3.25% Convertible Notes in a single or series of related transactions; provided that (i) no Default or Event of Default exists at the time such payments are made or would exist ~~immediately~~ after giving effect thereto and (ii) such cash payments are made solely (A) with proceeds received by Endologix from the issuance of its common ~~Stock after the Closing~~stock (for the avoidance of doubt, other than any common stock or other Stock issued under or in connection with the Equity Financing Documents) after the Second Amendment Effective Date for the purpose of making such payment, prepayment, repayment, redemption, conversion, cash settlement or distribution and (B) regarding the 3.25% Convertible Notes, with the proceeds of Indebtedness raised in a Permitted 3.25% Convertible Note Refinancing, and (e) if the foregoing conditions do not otherwise permit such payment, prepayment, repayment, redemption, conversion, cash settlement or distribution, then, with the express prior written consent of the Agent (which may be withheld in its sole discretion), payments, prepayments, repayments, redemptions, conversions, cash settlements or distributions in connection with the retirement, redemption and repurchase of the 2.25% Convertible Notes or the 3.25% Convertible Notes or (II) any of the Permitted Japan

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Lifeline Unsecured Debt, except with respect to any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (a) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (b) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (c) no Default or Event of Default has occurred and is continuing or would exist after giving effect thereto”.

6.20 Commingling of Assets. (a) No Loan Party will, or permit any Subsidiary to commingle any of its assets (including any bank accounts, cash or Cash Equivalents) with the assets of any Person; and (b) no Loan Party will, or permit any Subsidiary to enter into or own any interest in a joint venture that is not itself a corporation or limited liability company or other legal entity in respect of which the equity holders are not liable for the obligations of such entity as a matter of law.

6.21 Limitation on Issuance of Stock. Endologix shall not issue any Stock (a) senior to its shares of Common Stock or (b) convertible into or exercisable or exchangeable for Stock senior to its Common Stock.

6.22 Use of Proceeds. The Loan Parties will not, and will not permit any of their Subsidiaries to use the proceeds of any Loan or other extension of credit made hereunder for any purpose other than as described in Section 4.19.

6.23 Anti-Layering. No Loan Party shall, or permit any Subsidiary to, create, incur or suffer to exist any Indebtedness which is subordinated or junior (either in respect of Lien priority or in right of payment or any combination thereof) to any of the Term Debt unless such Indebtedness is expressly subordinated or junior to the Obligations (both in terms of Lien Priority and in right of payment) on terms and conditions acceptable to Agent and the Lenders (it being understood and agreed that this Section 6.23 shall in no way limit the incurrence of unsecured Indebtedness otherwise permitted under this Agreement that is not payment subordinated to the Term Debt when not also payment subordinated to the same extent to the Obligations).

6.24 Convertible Notes Restrictions. No Loan Party shall, or shall permit any Subsidiary to, amend, restate, supplement, change, waive or otherwise modify the terms of any Indebtedness referred to in Section 6.19 above (other than with respect to 3.25% Convertible Notes, in connection with a Permitted 3.25% Convertible Note Refinancing) if the effect of such amendment, restatement, supplement, change, waiver or modification is to (a) increase the interest rate or fees on, or change the manner or timing of payment of, such Indebtedness if in any way adverse to the Agent or the Lenders, (b) accelerate or shorten the dates upon which payments of principal or interest are due on, or the principal amount of, such Indebtedness, (c) change in a manner adverse to any Loan Party, any of its Subsidiaries, Agent or any Lender any event of default or add or make more restrictive any covenant with respect to such Indebtedness, (d) change the prepayment provisions of such Indebtedness or any of the defined terms related thereto in a manner adverse to Agent or the Lenders, or (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to any Loan

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Party, any of its Subsidiaries, Agent or the Lenders; provided, however, that (y) the foregoing shall not restrict any changes expressly required under the terms of the 3.25% Convertible Notes as in effect as of the ~~Prior Agreement~~Second Amendment Effective Date, the 2.25% Convertible Notes as in effect as of the Closing Date or any changes that are permitted to be made hereunder in connection with a Permitted 3.25% Convertible Note Refinancing or any changes expressly required under any indenture governing any Permitted 3.25% Convertible Note Refinancing that satisfies the conditions and requirements set forth in the definition of “Permitted 3.25% Convertible Note Refinancing” and (z) the exchange of the “Exchanged Deerfield Convertible Notes” (as defined in the Term Credit Agreement) for the “Last Out Waterfall Loans” (as defined in the Term Credit Agreement) under the Term Credit Agreement on the Closing Date shall not be restricted by this Section 6.24. The Loan Parties will, prior to entering into any such amendment, restatement, supplement, change, waiver or modification (including, for the avoidance of doubt, those that are permitted by this Section 6.24), deliver to Agent (and, during any Third Party Agent Retention Period, also the Third Party Agent) reasonably in advance of the execution thereof, any final or execution form copy thereof.

ARTICLE VII.

FINANCIAL COVENANTS.

7.01 Financial Covenants. Each of the Borrowers covenant and agree that, until termination of all of the Commitments and payment in full in cash of the Obligations, the Loan Parties will not permit:

(a) Fixed Charge Coverage Ratio. Commencing as of the Trigger Date, the Fixed Charge Coverage Ratio for any Measurement Period, tested quarterly beginning with the fiscal quarter ending September 30, 2018, to be less than 1.00:1.00.

(b) Minimum Global Excess Liquidity. On the (i) the last Business Day of each month and (ii) each date that a Borrowing Base Certificate is required to be delivered in accordance with Section 5.16, Global Excess Liquidity to be less than $~~22,500,000.~~17,500,000.

(c) TTM Minimum Net Revenue. Their consolidated Net Revenue for any Measurement Period, tested quarterly beginning with the fiscal quarter ending September 30, 2018, to be less than the amounts set forth below:

Measurement Period Ending	Minimum Net Revenue for Measurement Period
September 30, 2018		$155,000,000
December 31, 2018		$145,000,000
March 31, 2019 and the last day of each fiscal quarter ending thereafter through (and including) December 31, 2019 March 31, 2020 and the	$	~~130,000,000~~119,000,000

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last day of each fiscal quarter ending thereafter	$	~~140,000,000~~129,000,000

(d) Quarterly Minimum Net Revenue. Their consolidated Net Revenue for any fiscal quarter of Endologix, tested quarterly beginning with the fiscal quarter ending March 31, 2019 and on the last day of each fiscal quarter ending thereafter, to be less than $~~30,000,000.~~27,000,000.

(e) Maximum Consolidated Capital Expenditures. The aggregate amount of consolidated Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed the amounts set forth below:

Fiscal Year	Amount
2018	$2,500,000
2019	$3,000,000
2020	$5,000,000
2021	$2,000,000

(f) Maximum Consolidated Operating Expenditures. The aggregate amount of Operating Expenditures made by the Loan Parties and their Subsidiaries for any Measurement Period, tested for the fiscal quarters of Endologix ending December 31 2018 and December 31, 2019, to exceed the amounts set forth below:

Fiscal Year	Amount
December 31, 2018	$160,000,000
December 31, 2019	$140,000,000

ARTICLE VIII.

EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

8.01 Payments. Any Borrower or any other Loan Party shall have failed (i) to pay when and as required to be paid herein or in any other Loan Document, any amount of principal of any Loan, including after maturity of the Loans, or (ii) to pay within three (3) Business Days after the same shall become due, all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including Liquidated Damages or any remaining Commitment Fee, as applicable, and any portion of the Obligations that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding).

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8.02 Covenants. If any Loan Party or any of their Subsidiaries shall have failed to comply with or observe (a)(i) Section 3.04, 5.01(a)(i), 5.01(b), 5.02, 5.03, 5.04, 5.05, 5.06, 5.08, 5.09, 5.10, 5.13, 5.14, 5.15, 5.16, 5.17, 5.19, 5.20, ~~5.21 or~~5.21, 5.22 or 5.23 of this Agreement, Article VI of this Agreement, Article VII of this Agreement, (ii) ~~Sections~~Section 5.2(a), 5.2(c), 5.2(d), 5.3, 5.4, 5.5, 5.7, 5.9 ~~and~~or 5.10 of the Guaranty and Security Agreement or, (iii) any provision of any Note or (iv) Section 3, 6, 7, 8, 15 or 18 of the Second Amendment, (b) Section 5.1 of the Guaranty and Security Agreement and such failure, with respect to this Section 8.02(b) only, shall not have been cured within ten (10) days after the earlier to occur of (y) the date upon which any officer of any Loan Party or any of its Subsidiaries becomes aware of such failure and (z) the date upon which written notice thereof is given to any Loan Party or any of its Subsidiaries by any Secured Party or (c) any covenant contained in any Loan Document (other than the covenants described in Section 8.01, Section 8.02(a) or Section 8.02(b) above), and such failure, with respect to this Section 8.02(c) only, shall not have been cured within thirty (30) days after the earlier to occur of (y) the date upon which any officer of any Loan Party or any of its Subsidiaries becomes aware of such failure and (z) the date upon which written notice thereof is given to any Loan Party or any of its Subsidiaries by any Secured Party.

8.03 Representations, etc. Any representation, warranty, or certification, made by any Loan Party in any Loan Document or delivered in writing to Agent (including any Third Party Agent), any Lender or any other member of the Lender Group in connection with this Agreement or any other Loan Document shall have been incorrect, false or misleading in any material respect (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, to which extent it shall have been incorrect, false or misleading in any respect) as of the date it was made; it being acknowledged and agreed that any projections provided to the Secured Parties are not to be viewed as facts, are not a guarantee of financial performance, and are subject to uncertainties and contingencies.

8.04 Insolvency; Bankruptcy. (a) Any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) shall generally be unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (b) any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) shall declare a moratorium on the payment of its debts; (c) the commencement by any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any Applicable Law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator or other similar official of all or substantially all of its assets; (d) the commencement against any Loan Party or any of its Subsidiaries (other than Immaterial Subsidiaries) of a proceeding in any court of competent jurisdiction under any bankruptcy or other Applicable Law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement or adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator or other similar official, and any of the following events occur: (i) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (ii) the petition commencing the Insolvency Proceeding is not timely controverted, (iii) the petition commencing any such

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resulted (or could reasonably be expected, individually or in the aggregate, to result) in a Material Adverse Effect.

8.12 Change in Law. The introduction of, or any change in, any law or regulation governing or affecting the healthcare industry, including any Healthcare Laws, that has or could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

8.13 Material Contract Default. Any Loan Party defaults under or breaches any Material Contract (after any applicable grace period contained therein), or a Material Contract shall be terminated by a third party or parties party thereto prior to the expiration thereof (other than in accordance with its terms), the 3.25% Convertible Notes, any other 3.25% Convertible Note Document, any Permitted 3.25% Convertible Note Refinancing, the 2.25% Convertible Notes, any Term Debt Document or any Permitted Japan Lifeline Unsecured Debt Documents or there is a loss of a material right of a Loan Party under any Material Contract to which it is a party, in each case which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

8.14 Other Default or Breach. The occurrence of any breach or default under any terms or provisions of any Convertible Note Document, any Term Debt Document, any Permitted Japan Lifeline Unsecured Debt Documents or any Subordinated Debt Document or the occurrence of any event requiring the prepayment or mandatory redemption of any 3.25% Convertible Note or any other 3.25% Convertible Note Document (or any Permitted 3.25% Convertible Note Refinancing thereof or any indenture or related document governing any Permitted 3.25% Convertible Note Refinancing), any 2.25% Convertible Note, any Term Debt Document, any Permitted Japan Lifeline Unsecured Debt Documents or of any Subordinated Debt; provided, however, that, notwithstanding the foregoing, any event or condition that occurs that permits holders of convertible Indebtedness permitted hereunder to convert such Indebtedness into Stock (other than Disqualified Stock) or such other consideration permitted pursuant to Section 6.19 pursuant to the terms of the applicable agreement shall not constitute a Default or Event of Default hereunder on such basis alone.

8.15 Criminal Proceedings. The institution by any Governmental Authority of criminal proceedings against any Loan Party.

8.16 Payment of Subordinated Debt. Any Loan Party makes any prepayment, payment, redemption or repayment on account of any Subordinated Debt or any other Indebtedness that has been subordinated to any of the Obligations, other than (i) payments specifically permitted by the terms of such subordination or the applicable Subordination Agreement and (ii) solely with respect to the Permitted Japan Lifeline Unsecured Debt, any interest payments expressly permitted under both clause (r) of the definition of “Permitted Indebtedness” and the Japan Lifeline Subordination Agreement so long as (A) the Japan Lifeline Subordination Agreement is in full force and effect and binding and enforceable against all parties thereto at all times, (B) no breach, violation or default has occurred under any of the Permitted Japan Lifeline Unsecured Debt Documents or the Japan Lifeline Subordination Agreement and (C) no Default or Event of Default has occurred and is continuing.

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8.17 Any Intercreditor Agreement Provisions Invalid. Any provisions of the Intercreditor Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, other than in accordance with the terms thereof, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder.

8.18 Guaranty. If the obligation of any Guarantor under the guaranty contained in the Guaranty and Security Agreement is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement).

8.19 Subordination Provisions. (a) Any subordination provisions in respect of the documents evidencing or governing any Subordinated Debt (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Debt; or (b) any Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Lender Group or (iii) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

8.20 Change in Control. A Change in Control shall occur.

8.21 Not Publicly Traded. The Common Stock shall cease to be registered under the Exchange Act or to be listed on the Principal Market.

8.22 Term Debt Defaults. Any Loan Party or any Subsidiary (a) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the Term Debt, or (b) fails to observe or perform any other agreement or condition relating to the Term Debt or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Term Debt or the beneficiary or beneficiaries of any Guarantee related thereto (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Term Debt to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Term Debt to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded.

8.23 Invalidity of any Subordination Agreement. Any terms or provisions of the Japan Lifeline Subordination Agreement or any other Subordination Agreement shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, other than in accordance with the terms thereof, or any Person shall breach, violate or default any of the terms thereof or contest in any manner the validity or enforceability thereof or deny that such Person has any further liability or obligation thereunder.

8.24 3.25% Convertible Note Document Defaults. Any event, circumstance or other action shall occur that causes any holder of, or party to, any 3.25% Convertible Note, any other

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3.25% Convertible Note Document, any indenture, note, agreement, instrument or document with respect to (or evidencing) any Permitted 3.25% Convertible Note Refinancing or any indenture, note, agreement, instrument or document under (or evidencing) any Permitted 3.25% Convertible Note Refinancing, any other Convertible Note Document or any related agreement, instrument or document to cause the payment, prepayment, repayment, redemption, conversion or cash settlement thereof, or provides such holder or party with the right (whether exercised or not) to cause such payment, prepayment, repayment, redemption, conversion or cash settlement thereof; provided, however, that, notwithstanding the foregoing, any event, circumstance or other action that permits holders of, or party to, any 3.25% Convertible Note, any other 3.25% Convertible Note Document, or any indenture, note, agreement, instrument or document with respect to (or evidencing) any Permitted 3.25% Convertible Note Refinancing to convert such Indebtedness into Stock (other than Disqualified Stock) or such other consideration expressly permitted by the terms and provisions of Section 5.2(xx) pursuant to the terms of the applicable agreement, instrument or document shall not constitute a Default or Event of Default solely under this Section 5.4(z) on such basis alone.

ARTICLE IX.

RIGHTS AND REMEDIES.

9.01 Rights and Remedies. Upon the occurrence and during the continuation of an Event of Default, Agent may, and, at the instruction of the Required Lenders, shall (in each case under clauses (a) or (b) by written notice to Borrower Representative), in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following:

(a) declare the principal of, and any and all accrued and unpaid interest and fees (including Liquidated Damages, as applicable) in respect of, the Loans and all other Obligations, whether evidenced by this Agreement or by any of the other Loan Documents to be immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrowers shall be obligated to repay all of such Obligations in full in cash, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrowers;

(b) declare the Commitments terminated, whereupon the Commitments shall immediately be terminated together with any obligation of any Revolving Lender to make Revolving Loans; and

(c) exercise all other rights and remedies available to Agent or the Lenders under the Loan Documents, under applicable law, or in equity.

Notwithstanding anything to the contrary in this Agreement, and the other Loan Documents, each Borrower hereby irrevocably and unconditionally constitutes and appoints Agent and any of Agent’s Affiliates, attorneys, representatives or agents, with full power of substitution, as such Borrower’s true and lawful attorney-in-fact with full irrevocable and unconditional power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, for the purpose of carrying out the terms of this Agreement, and the other Loan Documents, to take any appropriate steps or actions and to execute and deliver (and perform

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWERS:	ENDOLOGIX, INC., a Delaware corporation

By:
Name:
Title:

CVD/RMS ACQUISITION CORP., a Delaware corporation

By:
Name:
Title:

NELLIX, INC., a Delaware corporation

By:
Name:
Title:

TRIVASCULAR TECHNOLOGIES, INC., a
Delaware corporation

By:
Name:
Title:

TRIVASCULAR, INC., a California corporation

By:
Name:
Title:

ABL Credit Agreement

EXHIBIT A-II

Amended and Restated Schedules to Amended Credit Agreement

[Attached]

SCHEDULES

Schedule A-1	Agent’s Account
Schedule A-2	Authorized Person
Schedule C-1	Commitments
Schedule D-1	Designated Account
Schedule E-1	Approved Account Debtor
Schedule P-1	Existing Investments
Schedule 4.01(d)	Existing Liens
Schedule 4.01(f)	Existing Indebtedness
Schedule 4.03	Litigation
Schedule 4.06	Real Estate
Schedule 4.07	Intellectual Property
Schedule 4.15	Borrower’s Subsidiaries
Schedule 4.17	Borrower’s Outstanding Shares of Stock, Options and Warrants
Schedule 4.18	Material Contracts
Schedule 4.20	Environmental
Schedule 4.22	Labor Relations
Schedule 4.23	Jurisdiction of Organization, Legal Name, Organizational Identification Number and Chief Executive Office
Schedule 4.33(a)	FDA/Governmental Notices
Schedule 4.41	Stock of the Subsidiaries of the Loan Parties
Schedule 4.45	Inventory Location
Schedule 5.20	Other Loan Documents to Be Form 8-K Exhibits
Schedule 6.05	Contingent Obligations
Schedule 6.07	Transactions with Affiliates

Schedule A-1

Agent’s Account

[TO BE COMPLETED BY AGENT]

Schedule A-2

Authorized Person

Vaseem Mahboob

Cindy Pinto

Tim Brady

James Tejedor

Schedule C-1

Commitments

[TO BE COMPLETED BY AGENT]

Schedule D-1

Designated Account

Wire Payment Instruction:

Beneficiary: Endologix, Inc.

Beneficiary Address: 2 Musick, Irvine, CA 92618, USA

Account Number: 1453531702

Bank Name: Bank of America

Bank Address: 333 South Hope Street, Los Angeles, CA 90071, USA

Domestic ABA/Routing Account Number: 026009593

International Swift Code: BOFAUS3N

Schedule E-1

Approved Account Debtors

Angiocor S.A.

Endo T&D Limited LTD

Japan Lifeline Co., Ltd

Schedule P-1

Existing Investments

Name of Issuer	Description and Value of Security	Loan Party/Subsidiary
Cianna Medical, Inc.	8,677 Shares of Series A Preferred Stock	Endologix, Inc.

Schedule 4.01(d)

Existing Liens

None.

Schedule 4.01(f)

Existing Indebtedness

None.

Schedule 4.03

Litigation

Vicky Nguyen v. Endologix, Inc., et al.: (Filed January 3, 2017 in the United States District Court, Central District of California; Case No. 2:17-cv-00017). A putative shareholder class action pending in the U.S. District Court for the Central District of California. Lead plaintiff in Nguyen asserts multiple causes of action for securities fraud based on allegations that Borrower and two of its executives, John McDermott, former Chief Executive Officer of Borrower, and Vaseem Mahboob, Chief Financial Officer of Borrower misled investors by opining optimistically about Borrower’s prospects for FDA pre-market approval of the Nellix EVAS System. On March 15, 2019, lead plaintiff filed an appeal of the District Court’s September 2018 dismissal with prejudice of lead plaintiff’s Second Amended Complaint. Borrower continues to believe that lead plaintiff’s complaints are meritless. On December 5, 2017, the District Court granted Borrower’s motion to dismiss lead plaintiff’s First Amended Complaint, with leave to amend. On January 9, 2018, lead plaintiff filed a Second Amended Complaint. Borrower’s motion for dismissal of the Second Amended Complaint with prejudice was granted on September 6, 2018. On October 6. 2018, lead plaintiff filed a notice of appeal of the District Court’s decision, and on March 15, 2019, lead plaintiff filed its appeal.

Derivative Lawsuits: As of June 11, 2017, four shareholders have filed derivative lawsuits on behalf of Borrower, the nominal plaintiff, based on allegations substantially similar to those alleged by lead plaintiff in Nguyen. Those actions consist of: Sindlinger v. McDermott et al., Case No. BC662280 (Los Angeles Superior Court); Abraham v. McDermott et al., Case No. 30-2018-00968971-CU- BT-CSC (Orange County Superior Court); and Green v. McDermott et al., Case No. 8:17-cv-01155-AB (PLAx), consolidated with Cocco v. McDermott et al., Case No. 8:17-cv-01183-AB (PLAx) (U.S. District Court for the Central District of California). Plaintiffs in the Sindlinger, Abraham and Green derivative actions have agreed to stay litigation pending resolution of the Nguyen action. A related case, Ahmed v. Endologix, Inc., et al. (Filed January 11, 2017 in the United States District Court, Central District of California; Case No. 8:17-cv-00061) was consolidated into Nguyen v. Endologix, Inc.

Certain Notices: The Loan Parties have received three unrelated notices from individuals claiming that certain of our products read on certain issued patents held by such individuals. The Loan Parties, after consultation with independent patent counsel, strongly disagree with these claims; however, it is possible that should these claims proceed to litigation, that Borrower’s aggregate liability arising for monetary judgements or other reliefs arising out of these matters could exceed $2,000,000. Since it is presently not possible to determine the outcome of any future discussions with these individuals in regard to their patents, and whether or not litigation will ensue, or the outcomes associated with potential litigation, no provision has been made in Borrower’s financial statements for the ultimate resolution.

Schedule 4.06

Real Estate

Owned Real Property:

Loan Party or Subsidiary	Complete street and mailing address, including zip code
N.A.

Leased Real Property:

Loan Party or Subsidiary	Complete street and mailing address, including zip code	Landlord name and contact information
Endologix, Inc.	2 Musick, Irvine, County of Orange, California 92618 U.S.A.; 33 and 35 Hammond, Irvine, County of Orange, California 92618 U.S.A.	The Northwestern Mutual Life Insurance Company

Endologix International Holdings B.V.	Burgemeester Burgerslaan 40, 5245 NH Rosmalen, The Netherlands	N.A.

TriVascular Technologies, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Sonoma Airport Properties LLC

Endologix Singapore Private Limited	10 Anson Road #21-04 & #21-04A International Plaza Singapore 079903	Stamcorp International Pte Ltd.

Endologix International B.V.	Rahmannstraße 11, 65760 Eschborn, Germany	N.A.

Subleased Real Property:

Loan Party or Subsidiary	Complete street and mailing address, including zip code	Landlord and sublandlord name and contact information

Other Real Property Operated or Occupied:

Loan Party or Subsidiary	Complete street and mailing address, including zip code	Nature of use
ELGX South Korea Ltd.	A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Office

Schedule 4.07

Intellectual Property

The items disclosed in Schedule 4.03 with the lead-in “Certain Notices”.

On May 7, 2018, Borrower received notice from Medtronic, Inc. (“Medtronic”) that Medtronic believes Borrower’s Ovation product appears to use one or more claims of certain Medtronic patents. Borrower has assessed, this claim. Borrower has a robust patent portfolio at its disposal, and after conducting analysis believes that one or more of Medtronic’s products appears to use one or more claims of Borrower’s patents. Borrower has commenced discussions with Medtronic regarding potential cross-licenses of the parties’ respective patents. Since it is presently not possible to determine the outcome of any future discussions with Medtronic in regard to the respective parties’ patents, and whether or not litigation will ensue, or the outcomes associated with potential litigation, no provision has been made in Borrower’s financial statements for the ultimate resolution.

Schedule 4.15

Borrower’s Subsidiaries

Parent	Percentage ownership	Name of Subsidiary	Jurisdiction of Subsidiary	Date of formation of Subsidiary	Federal employer ID no. of Subsidiary	Organizational identification no. of Subsidiary

Endologix, Inc.	100%	Nellix, Inc.	Delaware	03/20/2001	94- 3398416	3359980

Endologix, Inc.	100%	CVD/RMS Acquisition Corp.	Delaware	12/13/1998	33- 0928438	2955166

Endologix, Inc.	100%	RMS/Endologix Sideways Merger Corp.	Delaware	05/30/2002	03- 0512974	3530477

Endologix, Inc.	100%	Endologix Singapore Private Limited	Singapore	01/13/2015	N.A.	N.A.

Endologix, Inc.	100%	ELGX International Holdings GP	Cayman Islands	07/05/2011	N.A.	N.A.

Endologix, Inc.	100%	Endologix New Zealand Co.	New Zealand	05/31/2012	N.A.	N.A.

Endologix, Inc.	100%	ELGX South Korea Ltd.	South Korea	12/07/2017	N.A.	N.A.

Endologix, Inc. ELGX	99%	Endologix Bermuda L.P.	Bermuda	07/24/2012	N.A.	N.A.
International Holdings GP	1%

Endologix International Holdings B.V.	100%	Endologix Poland spolkda z ograniczona odpowiedzialnoscia	Poland	03/26/2015	N.A.	N.A.

Endologix Bermuda L.P.	100%	Endologix International Holdings B.V.	The Netherland s	08/22/2011	N.A.	N.A.

Endologix International Holdings B.V.	100%	Endologix Italia S.r.l.	Italy	06/04/2012	N.A.	N.A.

Endologix International holdings B.V.	100%	Endologix International B.V.	The Netherland s	08/22/2011	N.A.	N.A.

Endologix, Inc.	100%	TriVascular Technologies, Inc.	Delaware	07/11/2007	87- 0807313	4387054

TriVascular Technologies , Inc.	100%	TriVascular, Inc.	California	01/05/1998	68- 0402620	C2065374

TriVascular, Inc.	100%	TriVascular Sales, LLC	Texas	08/23/2012	46- 0859179	0801644988

TriVascular, Inc.	100%	Endologix Canada, LLC	Delaware	11/25/2014	N.A.	5647226

Parent	Percentage ownership	Name of Subsidiary	Jurisdiction of Subsidiary	Date of formation of Subsidiary	Federal employer ID no. of Subsidiary	Organizational identification no. of Subsidiary

TriVascular, Inc.	100%	TriVascular Germany GmbH	Germany	05/14/2012	N.A.	N.A.

TriVascular, Inc.	100%	TriVascular Switzerland Sarl	Switzerlan d	04/30/2010	N.A.	N.A.

TriVascular, Inc.	100%	TriVascular Italia S.R.L.	Italy	04/08/2010	N.A.	N.A.

Schedule 4.17

Borrower’s Outstanding Shares of Stock, Options and Warrants

Name of Issuer	Authorized Securities	Issued and Outstanding Securities	Certificated (Yes or No)	Loan Party/Subsidiary Owner
Endologix, Inc.	170,000,000 Shares of Common Stock, $0.001 par value	10,390,631 Shares of Common Stock Issued and 10,347,913 Outstanding[1]	Yes	N.A.
	5,000,000 Shares of Preferred Stock, $0.001 par value, undesignated	Zero Shares of Preferred Stock	Yes, when issued	N.A.

Nellix, Inc.	1,000 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

CVD/RMS Acquisition Corp.	100 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

ELGX South Korea, Ltd.	20,000 Contribution Units, KRW 5,000 par value	20,000 Contribution Units	No	Endologix, Inc.

RMS/Endologix Sideways Merger Corp.	100 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

TriVascular Technologies, Inc.	1,000 Shares of Common Stock, $0.001 par value	100 Shares of Common Stock	Yes	Endologix, Inc.

ELGX International Holdings GP	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	No	Endologix, Inc.

Endologix Bermuda, L.P.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	No	Endologix, Inc.

Endologix Singapore Private Limited	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix, Inc.

Endologix New Zealand Co.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix, Inc.

TriVascular, Inc.	100 Shares of Common stock, $0.01 par value	100 Shares of Common Stock	No	TriVascular Technologies, Inc.

[1]	As of March 25, 2019. There have been no material changes to such amount as of the Agreement Date.

Name of Issuer	Authorized Securities	Issued and Outstanding Securities	Certificated (Yes or No)	Loan Party/ Subsidiary Owner
Endologix International Holdings B.V.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix Bermuda, L.P.

Endologix Poland spolkda z ograniczona odpowiedzialnosc ia	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix International Holdings B.V.

Endologix International B.V.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix International
Holdings B.V.

Endologix Italia S.r.l	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	Endologix International Holdings B.V.

TriVascular Sales LLC	1,000 Units of Membership Interests	1,000 Units of Membership Interests	No	TriVascular, Inc.

Endologix Canada, LLC	1,000 Units of Membership Interests	1,000 Units of Membership Interests	No	TriVascular, Inc.

TriVascular Italia Sarl	Unspecified Number of Company Interests	Unspecified Number of Company Interests	No	TriVascular, Inc.

TriVascular Germany GmbH	Unspecified number of Company Interests	Unspecified number of Company Interests	No	TriVascular, Inc.

TriVascular Switzerland Sárl	Unspecified number of Company Interests	Unspecified number of Company Interests	No	TriVascular, Inc.

Options and Equity Incentive/Compensation Plans:

Equity Awards: Borrower’s 2015 Stock Incentive Plan as amended (the “2015 Plan”) authorizes the grant of equity awards to purchase up to 1.63 million shares of Common Stock. As of March 25, 2019, approximately 1.22 million shares were reserved for issuance under outstanding stock options, including stock options granted under equity compensation plans preceding the 2015 Plan, and approximately 490,000 shares were subject to unvested restricted stock awards. The outstanding stock options have exercise prices ranging from $5.80 to $175.80 and a weighted average exercise price of $50.81. Any changes to the items discussed in this paragraph as of the Second Amendment Effective Date are de minimis.

Amended and Restated 2006 Employee Stock Purchase Plan (the “ESPP”): As of March 25, 2019, approximately 40,000 shares of Common Stock were available for issuance under the ESPP. Any changes to such amount as of the Second Amendment Effective Date are de minimis.

2017 Inducement Stock Incentive Plan: The Board has reserved 400,000 shares of Borrower’s Common Stock for issuance pursuant to awards granted under the 2017 Inducement Stock Incentive Plan. As of March 25, 2019, approximately 80,000 shares of Common Stock were available for issuance under this plan. Any changes to such amount as of the Second Amendment Effective Date are de minimis.

Non-Plan Inducement Grants: In connection with its merger with TriVascular Technologies, Inc., on February 4, 2016 Borrower issued non-plan inducement stock options to purchase 140,000 shares of Common Stock at an exercise price of $75.30 per share, and non-plan inducement restricted stock units for approximately 8,000 shares of Common Stock.

Warrants:

In connection with its merger with TriVascular Technologies, Inc. on February 3, 2016, Borrower assumed unexercised out-of-the-money warrants of TriVascular Technologies, Inc., which converted into warrants to purchase 3,508 shares of Common Stock, 2,426 at an exercise price of $125.80 per share and 1,082 at an exercise price of $282.10 per share.

Borrower has previously issued warrants to Lenders to purchase an aggregate of (i) 647,001 shares of Common Stock of Borrower at an exercise price of $92.30 per share, and (ii) 875,001 shares of Common Stock of Borrower at an exercise price of $47.10 per share. The number of shares of Common Stock of Borrower into which the warrants are exercisable and the exercise price of the warrants were adjusted pursuant to the 1-for-10 reverse stock split effected by Borrower in early March 2019, and will be further adjusted to reflect any future stock splits, recapitalizations or similar adjustments in the number of outstanding shares of Common Stock of Borrower.

Convertible Notes:

3.25% Convertible Notes; 5.0% Convertible Senior Notes: On November 2, 2015, Borrower issued $125.0 million aggregate principal amount of 3.25% Convertible Notes. The initial conversion rate of the 3.25% Convertible Notes is 8.9431 shares of Common Stock per $1,000 principal amount of 3.25% Convertible Notes, which represents an initial conversion price of approximately $111.82 per share. Pursuant to the terms of the Facility Agreement with Deerfield, $40.5 million of the aggregate principal amount of the 3.25% Convertible Notes was cancelled; $84.5 million aggregate principal amount of 3.25% Convertible Notes were thereafter outstanding. As of the Second Amendment Effective Date, approximately $73.36 million of the remaining $84.5 million of 3.25% Convertible Notes have been exchanged for new 5.0% Convertible Senior Notes due 2024.

Pursuant to this Agreement the Borrower may issue Conversion Shares upon exercise under the Notes by Lenders.

Other Rights to Securities of Borrower:

In connection with its merger with Nellix, Inc. (“Nellix”), Borrower agreed to issue shares of Common Stock to the former stockholders of Nellix upon Borrower’s receipt of FDA approval to sell its Nellix EVAS System in the United States (the “PMA Milestone”). The number of shares of Common Stock issuable to the former stockholders of Nellix upon achievement of the PMA

Milestone shall equal the quotient obtained by dividing $15.0 million by the average per share closing price of Common Stock on The Nasdaq Global Select Market for each of the 30 consecutive trading days ending with the fifth trading day immediately preceding the date of Borrower’s receipt of FDA approval to sell its Nellix EVAS System in the United States, subject to a stock price floor of $45.00 per share, but not subject to a stock price ceiling.

In June 2018, Borrower received the approval of its stockholders to conduct an exchange program (the “Existing Exchange Program”) in which eligible employee stock option holders would have the ability to exchange certain “out-of-the-money” stock options for restricted stock units (“RSUs”) of Borrower pursuant to fixed exchange ratios.. The material terms of the Exchange Program are as set forth in proposal 6 of the Company’s definitive proxy statement in respect of its annual meeting of stockholders held on June 14, 2018.

Registration Rights

Amended and Restated Registration Rights Agreement dated as of August 9, 2018, as amended by the [Amendment], by and among the Borrower the Lenders and Agent.

Agreement and Plan of Merger and Reorganization, dated October 27, 2010, by and among Borrowerthe, Nepal Acquisition Corporation, Nellix, Inc., certain of Nellix, Inc.’s stockholders listed therein and Essex Woodlands Health Ventures, Inc., as representative of Nellix, Inc.’s stockholders (Section 6.12 contains registration obligation)

At-the-Market Equity Offering Sales Agreement, dated May 31, 2018, by and between Borrower and Stifel, Nicolaus & Company, Incorporated pursuant to which Stifel has agreed to use commercially reasonable efforts to sell on the Company’s behalf up to $50,000,000 in aggregate gross process of the Company’s common stock pursuant to the terms instructed by the Company. The Company is obligated to pay Stifel at a fixed commission rate of up to 3.0% of the gross sales price of its common stock sold pursuant to the agreement.

Schedule 4.18

Material Contracts

•	Cross License Agreement dated as of October 26, 2011, by and between Borrower and Bard Peripheral Vascular, Inc.

•	Settlement Agreement, dated October 16, 2012 by and among Borrower, Cook Incorporated, Cook Group and Cook Medical, Inc.

•

Standard Industrial/Commercial Multi-Tenant Lease—Net, for 2 Musick, Irvine, California and 33 & 35 Hammond, Irvine, dated June 12, 2013, by and between Borrower and The Northwestern Mutual Life Insurance Company.

•

Lease for Santa Rosa facility for the building located at 3910 Brickway Boulevard, Santa Rosa, California as set forth in the Third Amendment to Lease, by and between Trivascular, Inc. and Sonoma Airport Properties LLC and the earlier agreements described herein.

Schedule 4.20

Environmental

None.

Schedule 4.22

Labor Relations

None.

Schedule 4.23

Jurisdiction of Organization, Legal Name, Organizational Identification Number and Chief Executive Office

Loan Party	Jurisdiction of organization	All other jurisdictions of organization of Loan Party for 5 years preceding the Agreement Date	Legal name	All other legal names of Loan Party for 5 years preceding the Agreement Date	Organizational identification no.	Location of chief executive office or sole place of business: other offices or facilities
Endologix, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	2338745	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

Endologix, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	2338745	33 and 35 Hammond, Irvine, County of Orange, California 92618 U.S.A.

Nellix, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	3359980	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

CVD/RMS Acquisition Corp.	Delaware	N.A.	Same as loan party name at left	N.A.	2955166	2 Musick, Irvine, County of Orange, California 92618 U.S.A.

TriVascular Technologies, Inc.	Delaware	N.A.	Same as loan party name at left	N.A.	4387054	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

TriVascular, Inc.	California	N.A.	Same as loan party name at left	N.A.	C2065374	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

Endologix Canada, LLC	Delaware	N.A.	Same as loan party name at left	Trivascular Canada LLC	5647226	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

RMS/Endologix	Delaware	N.A.	Same as loan	N.A.	3530477	2 Musick,Irvine,Countyof

Sideways Merger Corp.			party name at left			Orange, California 92618 U.S.A.

Trivascular Sales LLC	Texas	N.A.	Same as loan party name at left	N.A.	801644988	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A

Schedule 4.33(a)

Governmental Notices Regarding Products

Ovation® System

On August 2018, Borrower intends to issue a global field safety notice related to reinforce information contained within the IFU in order to reduce the occurrence of polymer leaks.

Schedule 4.41

See above Schedule 4.17.

Schedule 4.45

Inventory Location

The following are all of the locations where a Loan Party or any of the Loan Parties’ Subsidiaries, respectively, maintains Inventory:

Complete Address	Loan Party/Subsidiary
2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Endologix, Inc.

33 & 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A	Endologix, Inc.

3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	TriVascular Technologies, Inc. TriVascular, Inc.

10 Anson Road #21-04 & #21-04A International Plaza Singapore 079903	Endologix, Inc.

A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Endologix, Inc.

Burgemeester Burgerslaan 40, 5245 NH Rosmalen, The Netherlands	Endologix International Holdings B.V.

Rahmannstraße 11, 65760 Eschborn, Germany	Endologix International B.V.

The following are the names and addresses of all warehousemen, bailees, or other third parties who have possession of any of the Loan Parties’ Inventory or the Inventory of any of the Loan Parties’ Subsidiaries:

Name	Complete Street and Mailing Address, including Zip Code	Loan Party/Subsidiary
UPS	378 Commercial Street, Malden, MA 02148	Endologix, Inc.

165 Chubb Avenue, Lyndhurst, NJ 07071

1130 Commerce Blvd, Swedesboro, NJ 08085

2250 Outerloop Drive, Louisville, KY 40219

205 Kelsey Lane, Suite D, Tampa, FL 33619

2850 South Roosevelt Street, Ste 103, Tempe, AZ 85282

Name	Complete Street and Mailing Address, including Zip Code	Loan Party/Subsidiary

Rhenus	Doctor Paul Janssenweg 150, 5026 RH Tilburg, The Netherlands	Endologix International Holdings B.V.

STOK UK Limited	One Fleet Place, London EC4M 7Ws	Endologix International B.V.

Flexential	3330 E Lone Mountain Road, North Las Vegas, NV 89081	Endologix, Inc.

TNT Express Korea	54 Yangcheon-ro, Gangseo-gu, Seoul 07522	Endologix, Inc.

In addition to the foregoing:

•

In the Ordinary Course of Business, the Loan Party or any of the Loan Parties Subsidiaries’ sales representatives hold Trunk Inventory in their possession for sales calls and procedures, which Trunk Inventory is not held at a specific location or locations.

•	Certain Inventory of the Loan Party or any of the Loan Parties’ Subsidiaries is held by numerous third parties on a consignment basis at various locations.

Schedule 6.05

Contingent Obligations

None.

Schedule 5.20

Other Loan Documents to Be Form 8-K Exhibits

Each of the following agreements, instruments and documents, including the schedules, exhibits and annexes thereto:

•	the Agreement

•	the Notes;

•	the Guaranty and Security Agreement;

•	the Intercompany Subordination Agreement;

•	the Intercreditor Agreement;

•	the Patent Security Agreement; and

•	the Trademark Security Agreement.

Schedule 6.07

Transactions with Affiliates

Investments of Inventory pursuant to clause (j) of the definition of Permitted Investments

EXHIBIT A-III

Amended and Restated Schedules to Security Agreement

[Attached]

SCHEDULE 1

PLEDGED EQUITY AND PLEDGED DEBT INSTRUMENTS

Pledged Equity:

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
Endologix, Inc.	Nellix, Inc.	$0.001	100 Shares	1,000 Shares Authorized; 100 Shares Outstanding	100%	65

Endologix, Inc.	CVD/RMS Acquisition Corp.	$0.001	100 Shares	100 Shares Authorized and Outstanding	100%4

Endologix, Inc.	RMS/Endologix Sideways Merger Corp.	$0.001	100 Shares	100 Shares Authorized and Outstanding	100%	Com-1

Endologix, Inc.	TriVascular Technologies, Inc.	$0.001	100 Shares	1,000 Shares Authorized; 100 Shares Outstanding	100%	60

Endologix, Inc.	ELGX International Holdings GP	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	100%	N.A.

Endologix, Inc.	Endologix Bermuda L.P.	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	99%	N.A.

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
ELGX International Holdings GP	Endologix Bermuda L.P.	N.A.	Unspecified Number of Partnership Interests	Unspecified Number of Partnership Interests	1%	N.A.

Endologix, Inc.	Endologix Singapore Private Limited	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix, Inc.	Endologix New Zealand Co.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix, Inc.	ELGX South Korea Ltd	5,000 KRW	20,000 Contribution Units	20,000 Contribution Units Authorized and Outstanding	100%	N.A.

TriVascular Technologies, Inc.	TriVascular, Inc.	$0.01	100 Shares	100 Shares Authorized and Outstanding	100%	CS-4

TriVascular, Inc.	TriVascular Sales LLC	N.A.	1,000 Units of Membership Interests	1,000 Units of Membersh ip Interests	100%	N.A.

TriVascular, Inc.	TriVascular Germany GmbH	N.A.	Unspecified number of Company Interests	Unspecified number of Company Interests	100%	N.A.

TriVascular, Inc.	TriVascular Switzerland Sarl	N.A.	Unspecified number of Company Interests	Unspecified number of Company Interests	100%	N.A.

Grantor (owner of Record of such Pledged Equity)	Issuer	Par Value	No. of Shares, Units or Interests Owned	Total Shares, Units or Interests Authorized and Outstanding	Percentage of Shares, Units or Interests Owned	Certificate (Indicate No.)
TriVascular, Inc.	Endologix Canada, LLC	N.A.	1,000 Units of Membership Interests	1,000 Units of Membersh ip Interests	100%	N.A.

TriVascular, Inc.	TriVascular, Inc. Italia Sarl	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix Bermuda L.P.	Endologix International Holdings B.V.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix International Holdings B.V.	Endologix Poland spolkda z ograniczona odpowiedzialnos cia	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix International Holdings B.V.	Endologix Italia Sarl	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Endologix International Holdings B.V.	Endologix International B.V.	N.A.	Unspecified Number of Company Interests	Unspecified Number of Company Interests	100%	N.A.

Pledged Debt Instruments:

Grantor (owner of Record of such Pledged Debt Instrument)	Issuer	Description of Debt	Final Maturity	Principal Amount	Certificate (Indicate No.)
N.A.

SCHEDULE 1A

PLEDGED INVESTMENT PROPERTY

Name of Issuer	Description and Value of Security	Loan Party/Subsidiary
Cianna Medical, Inc.	8,677 Shares of Series A Preferred Stock	Endologix, Inc.

See Schedule 1.

SCHEDULE 2

FILINGS AND PERFECTION

To be attached.

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE/ COUNTRY OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
Endologix, Inc.	Delaware	68-0328265	2 Musick,Irvine,County of Orange, CA 92618 U.S.A.	2338745

CVD/RMS Acquisition Corp.	Delaware	33-0928438	2 Musick,Irvine,County of Orange, CA 92618 U.S.A.	2955166

RMS/Endologix Sideways Merger Corp	Delaware	03-0512974	2 Musick,Irvine,County of Orange, CA 92618 U.S.A.	3530477

Nellix, Inc.	Delaware	94-3398416	2 Musick,Irvine,County of Orange, CA 92618 U.S.A.	3359980

TriVascular Technologies, Inc.	Delaware	87-0807313	3910 Brickway Blvd., County of Santa Rosa, Sonoma, CA 95403 U.S.A.	4387054

TriVascular, Inc.	California	68-0402620	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	C2065374

Endologix Canada, LLC	Delaware	47-2442872	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	5647226

TriVascular Sales LLC	Texas	46-0859179	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	801644988

SCHEDULE 4

PLACES OF BUSINESS / LOCATION OF COLLATERAL

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
Endologix, Inc.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Both	Lease	The Northwestern Mutual Life Insurance Company, att: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Endologix, Inc.	33 & 35 Hammond, Irvine, County of Orange, CA 92618 U.S.A	Inventory and/or Equipment	Lease	The Northwestern Mutual Life Insurance Company, att: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Endologix, Inc.	378 Commercial Street, Malden, MA 02148	Inventory and/or Equipment	Third Party Warehouse	UPS

165 Chubb Avenue, Lyndhurst, NJ 07071

1130 Commerce Blvd, Swedesboro, NJ 08085

2250 Outerloop Drive, Louisville, KY 40219

205 Kelsey Lane, Suite D, Tampa, FL 33619

2850 South Roosevelt Street, Ste 103, Tempe, AZ

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee
85282

Endologix, Inc.	3330 E Lone Mountain Road, North Las Vegas, NV 89081	Inventory and/or Equipment	Data Center Co-Location	Flexential

Endologix, Inc.	54 Yangcheon-ro, Gangseo-gu, Seoul 07522	Inventory and/or Equipment (no other Collateral is located at this location)	Third Party Warehouse	TNT Express Korea

Endologix, Inc.	10 Anson Road #21-04 & #21-04A International Plaza Singapore 079903	Inventory and/or Equipment (no other Collateral is located at this location)	Occupied	Endologix Singapore Private Limited

Endologix, Inc.	A-311, M-Sate, 114 Beopwon-ro, Songpa-gu, Seoul, South Korea	Inventory and/or Equipment (no other Collateral is located at this location)	Occupied	N.A.

Endologix, Inc.

Grantor and each Guarantor’s sales representatives hold Trunk Inventory in their possession for sales calls and procedures, which Trunk Inventory is not held at a specific location or locations.

Certain Inventory of the Grantor and each Guarantor is held by numerous third parties on a consignment basis at various locations.

		Inventory and/or Equipment (no other Collateral is located at this location)	N.A.	N.A.
		Inventory and/or Equipment (no other Collateral is located at this location)	N.A.	N.A.

Grantor	Location	Specify Whether Location Has (i) Inventory and/or Equipment, (ii) Books and Records, or (iii) Both	Interest	Lessor/Property Owner/Lessee

CVD/RMS Acquisition Corp.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

Nellix, Inc.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

RMS/Endologix Sideways Merger Corp.	2 Musick, Irvine, County of Orange, CA 92618 U.S.A.	Books and Records	Occupied	The Northwestern Mutual Life Insurance Company, attn: William A. Budge, 19 Hammond, Suite 501, Irvine, California 92618

TriVascular Technologies, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

TriVascular, Inc.	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Both	Lease	Sonoma Airport Properties LLC

TriVascular Sales LLC	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

Endologix Canada, LLC	3910 Brickway Blvd., Santa Rosa, County of Sonoma, CA 95403 U.S.A.	Books and Records	Occupied	Sonoma Airport Properties LLC

SCHEDULE 5

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 6

ACCOUNTS

ENTITY	COUNTRY	ACCT	CURR	BANK	USE
Endologix Inc	US	XXXXX1702	USD	Bank of America	Operating account

Endologix Inc	US	XXXXX1689	USD	Bank of America	Payroll account

Endologix Inc	US	XXXXX5279	USD	Wells Fargo	Old Operating account

Endologix Inc	US	XXXXX5311	USD	Wells Fargo	Old payroll account

Endologix Inc	US	XXXXX3910	USD	Bank of America	Lockbox account

Endologix Inc	US	XXXXX4066	USD	Bank of America	Credit Card Cash Collateral account

Trivascular Inc	US	XXXXX5539	USD	Silicon Valley Bank	Operating account

Trivascular Inc	The Netherlands	XXXXX8640	EUR	KBC Bank NV Nederland	Currency account

Trivascular Inc	UK London	XXXXX8709	GBP	National Westminster Bank	Currency account

Trivascular Sales LLC	US	XXXXX7400	USD	Silicon Valley Bank	Payroll account

Endologix Canada LLC	Canada	XXXXX7912	CAD	Bank of Montreal	Operating account

Endologix Inc	US	XXXXX1317	USD	Stifel	Security account

SCHEDULE 7

REAL PROPERTY

None.

SCHEDULE 8

COPYRIGHTS

None.

SCHEDULE 9

INTELLECTUAL PROPERTY LICENSES

1.	Inbound License Agreement, dated as of February 22, 2006, by and between Incept LLC and Nellix, Inc.

2.	Inbound Amendment No. 1. to License Agreement, dated as of April 30, 2012, by and between Incept LLC and Nellix, Inc.

3.	Inbound Amendment No. 2 to License Agreement, dated as of December 3, 2014, by and between Incept LLC and Nellix, Inc.

4.	Inbound Master License Agreement, dated as of May 5, 2008, by and between SurModics, Inc. and Endologix, Inc.

5.	Inbound Development and OEM Device Supply Agreement, dated as of August 5, 2015, by and between Bard Peripheral Vascular, Inc. and Endologix, Inc.

6.	Inbound License Agreement, dated as of June 22, 2011, by and between NorMedix, LLC and Endologix, Inc.

7.	Inbound Settlement and Patent License Agreement, dated as of March 17, 2016, by and between LifePort Sciences, LLC and Endologix, Inc.

8.	Inbound License Agreement, dated as of July 23, 2013, by and between Thomas L. Fogarty and Endologix, Inc.

9.	Inbound License Agreement, dated as of March 28, 2008, by and between Trivascular, Inc. (formerly Trivascular 2, Inc.) and Boston Scientific Scimed, Inc. and Endovascular Technologies, Inc.

SCHEDULE 10

PATENTS

See attached.

PATENT SCHEDULE

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent graft	US9757262B2	US13943246A	2013-07-16

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9700701B2	US13544426A	2012-07-09

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9687374B2	US15379268A	2016-12-14

ENDOLOGIX INC.	US	Percutaneous method and device to treat dissections	US9579103B2	US12771711A	2010-04-30

ENDOLOGIX INC.	US	Catheter system and methods of using same	US9549835B2	US14462485A	2014-08-18

ENDOLOGIX INC.	US	Method and system for treating aneurysms	US9415195B2	US13441762A	2012-04-06

ENDOLOGIX INC.	US	Devices and methods to treat vascular dissections	US9393100B2	US13988175A	2013-05-17

Endologix, Inc.	-1-	Updated: March 19, 2019

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Method for forming materials in situ within a medical device	US9289536B2	US14201332A	2014-03-07

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US9149381B2	US14172126A	2014-02-04

ENDOLOGIX INC.	US	Stent graft	US8821564B2	US13397952A	2012-02-16

ENDOLOGIX INC.	US	Apparatus and methods for repairing aneurysms	US8814928B2	US12616928A	2009-11-12

ENDOLOGIX INC.	US	Catheter system and methods of using same	US8808350B2	US13408952A	2012-02-29

ENDOLOGIX INC.	US	Graft systems having semi-permeable filling structures and methods for their use	US8801768B2	US13355705A	2012-01-23

ENDOLOGIX INC	US	Bifurcated graft deployment systems and methods	US8764812B2	US13745682A	2013-01-18

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8672989B2	US13546950A	2012-07-11

ENDOLOGIX INC.	US	Graft deployment system	US8568466B2	US13269332A	2011-10-07

ENDOLOGIX INC.	US	Dual concentric guidewire and methods of bifurcated graft deployment	US8523931B2	US11623022A	2007-01-12

ENDOLOGIX INC.	US	Stent graft	US8491646B2	US12837398A	2010-07-15

ENDOLOGIX INC.	US	Endolumenal vascular prosthesis with neointima inhibiting polymeric sleeve	US8377110B2	US10820455A	2004-04-08

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8357192B2	US13046541A	2011-03-11

ENDOLOGIX INC.	US	Bifurcated graft deployment systems and methods	US8236040B2	US12101863A	2008-04-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Catheter system and methods of using same	US8216295B2	US12496446A	2009-07-01

ENDOLOGIX INC.	US	Apparatus and method of placement of a graft or graft system	US8221494B2	US12390346A	2009-02-20

ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US8182525B2	US12421297A	2009-04-09

ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US8167925B2	US12732095A	2010-03-25

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US8147535B2	US11189101A	2005-07-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US8133559B2	US13100483A	2011-05-04

ENDOLOGIX INC.	US	Stent graft	US8118856B2	US12844266A	2010-07-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8048145B2	US11413460A	2006-04-28

ENDOLOGIX INC.	US	Graft deployment system	US8034100B2	US10722367A	2003-11-25

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7951448B2	US12858274A	2010-08-17

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7892277B2	US11417883A	2006-05-03

ENDOLOGIX INC.	US	Material for creating multi-layered films and methods for making the same	US7790273B2	US11752750A	2007-05-23

ENDOLOGIX INC.	US	Devices for repairing aneurysms	US7682383B2	US10481386A	2004-06-14

ENDOLOGIX INC.	US	System and methods for endovascular aneurysm treatment	US7666220B2	US11482503A	2006-07-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Methods and systems for endovascular aneurysm treatment	US7530988B2	US11187471A	2005-07-22

ENDOLOGIX INC	US	Self expanding bifurcated endovascular prosthesis	US7520895B2	US10119525A	2002-04-08

ENDOLOGIX INC	US	Bifurcation graft deployment catheter	US6953475B2	US10675060A	2003-09-30

ENDOLOGIX INC.	US	Implantable vascular graft	US6733523B2	US09891620A	2001-06-26

ENDOLOGIX INC	US	Single puncture bifurcation graft deployment system	US6663665B2	US09795993A	2001-02-28

ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6660030B2	US09747094A	2000-12-22

ENDOLOGIX INC	US	Endoluminal vascular prosthesis	US6508835B1	US09723979A	2000-11-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Bifurcation graft deployment catheter	US6500202B1	US09525778A	2000-03-15

ENDOLOGIX INC.	US	Dual wire placement catheter	US6440161B1	US09348356A	1999-07-07

ENDOLOGIX INC.	US	Single puncture bifurcation graft deployment system	US6261316B1	US09266661A	1999-03-11

ENDOLOGIX INC.	US	Articulating bifurcation graft	US6197049B1	US09251363A	1999-02-17

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6187036B1	US09210280A	1998-12-11

ENDOLOGIX INC.	US	Segmented stent for flexible stent delivery system	US6187034B1	US09229856A	1999-01-13

ENDOLOGIX INC.	US	Endoluminal vascular prosthesis	US6077296A	US0934689A	1998-03-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent delivery system featuring a flexible balloon	US6022359A	US09229519A	1999-01-13

ENDOLOGIX INC.	US	Radially expandable stent featuring accordion stops	US5931866A	US09028305A	1998-02-24

ENDOLOGIX INC.	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170304098A1	US15632064A	2017-06-23

ENDOLOGIX INC.	US	CATHETER SYSTEM AND METHODS OF USING SAME	US20170296791A1	US15639028A	2017-06-30

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US10245166	US15610242A	2017-05-31

ENDOLOGIX INC.	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES	US20170238937A1	US15438682A	2017-02-21

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20170128246A1	US15414499A	2017-01-24

ENDOLOGIX INC	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20170007263A1	US15205365A	2016-07-08

ENDOLOGIX INC.	US	METHOD FOR FORMING HYDROGELS AND MATERIALS THEREFOR	US20160367731A1	US15256462A	2016-09-02

ENDOLOGIX INC.	US	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS	US20160302798A1	US15194159A	2016-06-27

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE	US10201638	US14776385A	2015-09-14

ENDOLOGIX INC.	US	SYSTEMS AND METHODS FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE		16/272809	2019-02-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20150366688A1	US14840428A	2015-08-31

ENDOLOGIX INC.	US	METHOD AND SYSTEM FOR TREATING ANEURYSMS	US20150250989A1	US14717938A	2015-05-20

ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US20150173923A1	US14581675A	2014-12-23

ENDOLOGIX INC.	US	Apparatus and Methods for Repairing Aneurysms	US20150012081A1	US14330812A	2014-07-14

ENDOLOGIX INC.	US	STENT GRAFT	US9907642	US14461308A	2014-08-15

ENDOLOGIX INC	US	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	US20130253638A1	US13731908A	2012-12-31

ENDOLOGIX INC.	US	Methods and Systems for Treating Aneurysms	US20120184982A1	US13354094A	2012-01-19

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20120109279A1	US13287907A	2011-11-02

ENDOLOGIX INC.	US	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE	US20110276078A1	US12966852A	2010-12-13

ENDOLOGIX INC	US	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS	US20110224782A1	US13027077A	2011-02-14

ENDOLOGIX INC.	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20110218617A1	US13039157A	2011-03-02

ENDOLOGIX INC	US	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	US20110054587A1	US12769546A	2010-04-28

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318174A1	US12860280A	2010-08-20

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20100318181A1	US12860310A	2010-08-20

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	UTILIZATION OF MURAL THROMBUS FOR LOCAL DRUG DELIVERY INTO VASCULAR TISSUE	US20100261662A1	US12757900A	2010-04-09

ENDOLOGIX INC	US	GRAFT DEPLOYMENT SYSTEM	US20100179636A1	US12726257A	2010-03-17

ENDOLOGIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20100036360A1	US12429474A	2009-04-24

ENDOLOGIX INC.	US	DOCKING APPARATUS AND METHODS OF USE	US20090319029A1	US12478208A	2009-06-04

ENDOLOGIX INC.	US	GRAFT ENDOFRAME HAVING AXIALLY VARIABLE CHARACTERISTICS	US20100004728A1	US12371087A	2009-02-13

ENDOLOGIX INC.	US	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE	US20090155337A1	US12269677A	2008-11-12

ENDOLOGIX INC.	US	STENT	US20090105806A1	US12257149A	2008-10-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Multi-segmented graft deployment system	US20080071343A1	US11522292A	2006-09-15

ENDOLOGIX INC	US	IMPLANTABLE VASCULAR GRAFT	US20070299497A1	US11764715A	2007-06-18

ENDOLOGIX INC.	US	Methods and systems for aneurysm treatment using filling structures	US20070150041A1	US11444603A	2006-05-31

ENDOLOGIX INC	US	ENDOLUMINAL VASCULAR PROSTHESIS	US20070112412A1	US11623679A	2007-01-16

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20070078506A1	US11580201A	2006-10-12

ENDOLOGIX INC.	US	Method and apparatus for decompressing aneurysms	US20050245891A1	US11104303A	2005-04-12

ENDOLOGIX INC.	US	Vascular stent-graft apparatus	US20040167607A1	US10787404A	2004-02-24

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	Stent-graft with positioning anchor	US20040116997A1	US10668901A	2003-09-22

ENDOLOGIX INC.	US	Flexible vascular graft	US20010025195A1	US09728582A	2000-12-01

ENDOLOGIX INC	US	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	US20170239035A1	US15310198A	2016-11-10

ENDOLOGIX INC	US	DUAL INFLATABLE ARTERIAL PROSTHESIS	US20180021045A1	US15540246A	2017-06-27

ENDOLOGIX INC	US	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS	2018-0168832	US15737223	2017-12-15

ENDOLOGIX INC	US	Systems and Methods with Stents and Filling Structure		62/382207	2016-08-31

ENDOLOGIX INC	US	STENTS, GRAFTS, DELIVERY SYSTEMS, AND METHODS		62/481560	2017-04-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN POCKET OF MAIN GRAFT		62/489213	2017-04-24

ENDOLOGIX INC	US	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES		62/529669	2017-07-07

ENDOLOGIX INC	US	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING		62/532737	2017-07-14

ENDOLOGIX INC	US	STENT GRAFT		15/911629	2018-03-05

ENDOLOGIX INC	US	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS		15/965649	2018-04-

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

ENDOLOGIX INC	US	ADVANCED KINK RESISTANT STENT GRAFT		16/005269	2018-6-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	US	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		15/985572	2018-5-21

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		15/774511	2017-8-30

ENDOLOGIX INC	US	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		15/774548	2018-1-23

ENDOLOGIX INC	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE	US20180318112A1	16/035497	2018-7-13

ENDOLOGIX INC	US	PRE-FIXATION DEVICE FOR NELLIX AND OTHER EVAS DEVICES		62/678956	2018-5-31

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	US20190008631A1	16/066595	2018-06-27

ENDOLOGIX INC	US	MODULATION OF INFLAMMATORY RESPONSE FOLLOWING ENDOVASCULAR TREATMENT		62/661569	2018-4-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	US	FENESTRATED PROSTHESIS	US8945202	12/769581	2015-2-3

ENDOLOGIX INC.	US	Fenestrated prosthesis	US8945202	12/769581	4/28/10

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6210422	09/505038	2/16/00

ENDOLOGIX, INC.	US	Method of deploying bifurcated vascular graft	US6156063	09/086247	5/28/98

ENDOLOGIX, INC.	US	Bifurcated vascular graft deployment device	US6090128	08/802478	2/20/97

ENDOLOGIX, INC.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	08/620072	3/21/96

ENDOLOGIX, INC.	US	Locking assembly for coupling guidewire to delivery system		15/317905	12/9/16

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
Endologix, Inc. and The Cleveland Clinic Foundation	US	Fenestrated prosthesis	US8945202	US12769581	4/28/10

Endologix, Inc.	US	Single puncture bifurcation graft deployment system	US7691135	US10690227	10/21/03

Endologix, Inc.	US	Bifurcated vascular graft and method and apparatus for deploying same	US6951572	US10639255	8/12/03

Endologix, Inc.	US	Radiation delivery balloon catheter	US6699170	US09688396	10/16/00

Endologix, Inc.	US	Dual wire placement catheter	US6689157	US10035729	12/21/01

Endologix, Inc.	US	Method for delivering radiation to an intraluminal site in the body	US6685618	US09944649	8/31/01

Endologix, Inc.	US	Radiation delivery catheters and dosimetry methods	US6491619	US09648563	8/25/00

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
Endologix, Inc.	US	Endoluminal vascular prosthesis	US6331190	US09483411	1/14/00

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6210422	US09505038	2/16/00

Endologix, Inc.	US	Method of deploying bifurcated vascular graft	US6156063	US09086247	5/28/98

Endologix, Inc.	US	Bifurcated vascular graft deployment device	US6090128	US08802478	2/20/97

Endologix, Inc.	US	Axially non-contracting flexible radially expandable stent	US6083259	US09192803	11/16/98

Endologix, Inc.	US	Endovascular prosthesis with improved sealing means for aneurysmal arterial disease and method of use	US5665117	US08620072	3/21/96

Endologix, Inc.	US	Apparatus and method of placement of a graft or graft system		US14172126	2/4/14

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
Endologix, Inc. and The Cleveland Clinic Foundation	US	Apparatus and method of placement of a graft or graft system		US12769506	4/28/10

Endologix, Inc.	US	Stent graft delivery system		US12429474	4/24/09

ENDOLOGIX, INC.	US	CUFF AND LIMB VARIANTS FOR STENT GRAFTS SYSTEMS AND METHODS		62/735771	2018-09-24

ENDOLOGIX, INC.	US	STENT DRAFT SYSTEM WITH ELONGATED CUFF		62/730441	2018-09-12

ENDOLOGIX, INC.	US	AIOD BI-FURCATED STENT GRAFT		62/750667	2018-10-25

ENDOLOGIX INC	WO	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS	WO2016210363A1	PCT/US2016/039414	2016-06-24

ENDOLOGIX INC	JP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES	JP2017517321A	JP2016569901	2015-05-05

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	CN	Endoluminal Prosthesis Systems and Methods		201680037099.X	2017-12-22

ENDOLOGIX, INC.	CN	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	109152632	201680082677.1	2016-12-23

ENDOLOGIX INC	JP	DUAL INFLATABLE ARTERIAL PROSTHESIS	2018-500130	2017-534803	2017-06-28

ENDOLOGIX INC	US	ENDOLUMINAL DEVICE AND POLYMER		62/575827	2017-10-23

TRIVASCULAR INC	US	Advanced Endovascular Graft	US9788934B2	US14799656A	2015-07-15

ENDOLOGIX INC	WO	DUAL INFLATABLE ARTERIAL PROSTHESIS	WO2016109757A1	PCT/US2015/068204	2015-12-30

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	WO2017117068A1	PCT/US2016/068575	2016-12-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE	WO2017197313A1	PCT/US2017/032490	2017-05-12

ENDOLOGIX INC	US	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE		16/300030	2018-11-08

ENDOLOGIX INC	CN	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE		201780036823.1	2018-12-13

ENDOLOGIX INC	EP	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE	EP3454782	17796968.0	2018-11-09

ENDOLOGIX INC	JP	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE		2018-559824	2018-11-12

ENDOLOGIX INC	PCT	SYSTEMS AND METHODS WITH STENT AND FILLING STRUCTURE		PCT/US2017/049482	2017-08-30

ENDOLOGIX INC	EP	SYSTEMS AND METHODS WITH STENTS AND FILLING STRUCTURE		17847508.3	2019-02-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	JP	SYSTEMS AND METHODS WITH STENTS AND FILLING STRUCTURE			2019-02-27

ENDOLOGIX INC	PCT	LONGITUDINALLY EXTENDABLE STENT GRAFT SYSTEMS AND METHODS		PCT/US2018/014920	2018-01-23

ENDOLOGIX INC	PCT	STENT GRAFTS AND METHODS OF ENHANCING FLEXIBILITY OF STENT GRAFTS BY THERMAL PLEATING	WO2019/014634	PCT/US2018/042158	2018-7-13

ENDOLOGIX INC	PCT	ENDOVASCULAR SYSTEMS, DEVICES, AND METHODS ALLOWING FOR BRANCH DEVICE PLACEMENT IN CHANNEL OF MAIN GRAFT	WO2018/200420	PCT/US2018/028959	2018-4-23

ENDOLOGIX INC	PCT	ENDOVASCULAR GRAFT SYSTEMS AND METHODS FOR DEPLOYMENT IN MAIN AND BRANCH ARTERIES	WO2019/010458	PCT/US2018/041152	7/6/2018

ENDOLOGIX INC	EP	DUAL CONCENTRIC GUIDEWIRE AND METHODS OF BIFURCATED GRAFT DEPLOYMENT | DOPPELTER KONZENTRISCHER FUHRUNGSDRAHT UND VERFAHREN ZUM EINSATZ EINES VERZWEIGTEN IMPLANTATS | FIL DE GUIDAGE CONCENTRIQUE	EP2117631B1	EP2008727613A	2008-01-11

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
MIXTE ET PROCEDES DE DEPLOIEMENT DE GREFFON A DEUX BRANCHES

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS 1 VORRICHTUNG ZUM AUSBESSERN EINES ANEURYSMAS 1 DISPOSITIFS DE REPARATION D’ANEVRISMES	EP1397089B1	EP2002730505A	2002-06-17

ENDOLOGIX INC	EP	CATHETER SYSTEM 1 Kathetersystem 1 Systemes de catheter	EP2520320B1	EP2012178965A	2009-06-30

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS 1 VORRICHTUNG ZUM AUSBESSERN EINES ANEURYSMAS 1 PROTHESE POUR LE TRAITEMENT DES ANEVRISMES	EP2260795B1	EP201011024A	2002-06-17

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES 1 SYSTEME ZUR BEHANDLUNG VON ANEURYSMEN UNTER VERWENDUNG VON FULLSTRUKTUREN 1 SYSTEMES POUR LE TRAITEMENT DE L’ANEVRISME UTILISANT DES STRUCTURES DE REMPLISSAGE	EP1962722B1	EP2006850439A	2006-12-18

ENDOLOGIX INC	EP	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS 1 TRANSPLANTATIONSSYSTEM MIT DURCH GERUSTE UNTERSTUTZTEN FULLSTRUKTUREN 1 SYSTEMES DE GREFFE PRESENTANT DES STRUCTURES DE REMPLISSAGE SOUTENUES PAR DES ECHAFAUDAGES	EP1874231B1	EP2006751879A	2006-04-28

ENDOLOGIX INC	EP	GRAFT DEPLOYMENT SYSTEM 1 IMPLANTAT-ABLAGESYSTEM 1 SYSTEME DE DEPLOIEMENT DE TUBE PROTHETIQUE	EP1572034B1	EP2003790040A	2003-11-25

ENDOLOGIX INC	EP	STENT GRAFT 1 STENT-IMPLANTAT 1 GREFFON DE STENT	EP2459127B1	EP2010806904A	2010-07-27

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	STENT-GRAFT WITH POSITIONING ANCHOR 1 STENT-GRAFT MIT POSITIONIERUNGSVERANKERUN G 1 ENDOPROTHESE A ANCRAGE DE POSITIONNEMENT	EP1542616B1	EP2003754880A	2003-09-22

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur endovaskularen Aneurysma-Therapie 1 Systemes pour le traitement d’anevrismes endovasculaires	EP2422745B1	EP2011180827A	2005-07-22

ENDOLOGIX INC	EP	Catheter system 1 Kathetersystem 1 Systeme de catheter	EP2293838B1	EP2009774381A	2009-06-30

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur Behandlung von endovaskularen Aneurysmen 1 Systemes pour le traitement d’anevrisme endovasculaire	EP1778131B1	EP2005773726A	2005-07-22

ENDOLOGIX INC	EP	IMPLANTABLE VASCULAR GRAFT 1 IMPLANTIERBARE GEFASSPROTHESE 1 GREFFE VASCULAIRE IMPLANTABLE	EP1333787B1	EP2001990900A	2001-11-08

ENDOLOGIX INC	EP	Bifurcated vascular graft and method and apparatus for deploying same 1 Abzweigendes Gefasstransplantat sowie Verfahren und Gerat zu dessen Entfaltung 1 Implant vasculaire a deux	EP1009325B1	EP1998906274A	1998-02-06

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
branches, procede et appareil pour sa mise en place

ENDOLOGIX INC	EP	SINGLE PUNCTURE BIFURCATION GRAFT DEPLOYMENT SYSTEM 1 EINE EINZIGE PUNKTION ERFORDENDES ENTFALTUNGSSYSTEM FUR EIN GEFASSIMPLANTAT MIT VERZWEIGUN G 1 SYSTEME DE DEPLOIEMENT D’UNE GREFFE AU NIVEAU D’UNE BIFURCATION, A L’AIDE D’UN SEUL ORIFICE	EP1159024B1	EP2000916167A	2000-03-07

ENDOLOGIX INC	EP	SELF EXPANDING BIFURCATED ENDOVASCULAR PROSTHESIS 1 SELBSTEXPANDIERENDE, SICH VERZWEIGENDE, ENDOVASKULARE PROTHESE 1 PROTHESE ENDOVASCULAIRE BIFURQUEE A DILATATION AUTOMATIQUE	EP1087729B1	EP1999957012A	1999-05-28

ENDOLOGIX INC	EP	ENDOLUMINAL VASCULAR PROSTHESIS I PROTHESE IM INNEREN EINES GEFASSES I PROTHESE VASCULAIRE ENDOLUMINALE	EP1059893B1	EP1998930137A	1998-06-15

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	ENDOLUMINAL VASCULAR PROSTHESIS I ENDOLUMINALE VASKULARE PROTHESE I PROTHESE VASCULAIRE ENDOLUMINALE	EP1146833B1	EP1999973254A	1999-11-10

ENDOLOGIX INC	EP	DUAL INFLATABLE ARTERIAL PROSTHESIS I DOPPELTE AUFBLASBARE ARTERIENPROTHESE I DOUBLE PROTHESE ARTERIELLE GONFLABLE	EP3240508A1	EP2015876323A	2015-12-30

ENDOLOGIX INC	EP	FORMING HYDROGELS AND MATERIALS THEREFOR I HERSTELLUNG VON HYDROGELEN UND MATERIALIEN DAFUR I FORMATION D’HYDROGELS ET MATERIAUX POUR CEUX-CI	EP3113722A4	EP2015758921A	2015-03-06

ENDOLOGIX INC	EP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES I MODULARE STENTPROTHESENSYSTEME UND VERFAHREN MIT AUFBLASBAREN FULLSTRUKTUREN I SYSTEMES ET PROCEDES DE GREFFE D’ENDOPROTHESE MODULAIRE	EP3148483A4	EP2015800658A	2015-05-05

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
COMPRENANT DES STRUCTURES DE REMPLISSAGE GONFLABLES

ENDOLOGIX INC	EP	LOCKING ASSEMBLY FOR COUPLING GUIDEWIRE TO DELIVERY SYSTEM 1 VERRIEGELUNGSANORDNUNG ZUR KOPPLUNG EINES FUHRUNGSDRAHTS AN EIN AUSGABESYSTEM 1 ENSEMBLE DE VERROUILLAGE POUR ACCOUPLER UN FIL-GUIDE A UN SYSTEME DE DISTRIBUTION	EP3139860A1	EP2016790254A	2016-06-29

ENDOLOGIX INC	EP	FILLING STRUCTURE FOR A GRAFT SYSTEM AND METHODS OF USE 1 FULLSTRUKTUR FUR EIN PROTHESENSYSTEM UND VERWENDUNGSVERFAHREN 1 STRUCTURE DE REMPLISSAGE POUR UN SYSTEME DE GREFFE ET PROCEDE D’UTILISATION	EP2519191A4	EP2010841580A	2010-12-21

ENDOLOGIX INC	EP	METHOD FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE 1 VERFAHREN ZUR HERSTELLUNG VON MATERIALIEN IN SITU IN EINER MEDIZINISCHEN VORRICHTUNG 1 METHODE DE FORMATION DE	EP2968692A1	EP2014712991A	2014-03-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
MATERIAUX IN SITU DANS UN DISPOSITIF MEDICAL

ENDOLOGIX INC	EP	DOCKING APPARATUS AND METHODS OF USE 1 ANDOCKVORRICHTUNG UND VERWENDUNGSVERFAHREN 1 APPAREIL DE FIXATION ET PROCEDES D’UTILISATION	EP2299933A4	EP2009770704A	2009-06-04

ENDOLOGIX INC	EP	SEALING APPARATUS AND METHODS OF USE 1 VERSCHLUSSGERAT UND ANWENDUNGSVERFAHREN 1 DISPOSITIF DE FERMETURE ET PROCEDES D’UTILISATION ASSOCIES	EP2299931A4	EP2009759453A	2009-06-04

ENDOLOGIX INC	EP	BIFURCATED GRAFT DEPLOYMENT SYSTEMS AND METHODS 1 SYSTEME UND VERFAHREN ZUR FREISETZUNG EINER BIFURKATIONSPROTHESE 1 SYSTEMES DE DEPLOIEMENT DE GREFFON A PLUSIEURS BRANCHES, ET PROCEDES	EP2268227A4	EP2009730087A	2009-04-10

ENDOLOGIX INC	EP	METHOD AND SYSTEM FOR ENDOVASCULAR ANEURYSM TREATMENT 1 VERFAHREN UND SYSTEM ZUR	EP2693980A1	EP2012716880A	2012-04-06

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOVASKULAREN BEHANDLUNG VON ANEURYSMEN 1 PROCEDE ET SYSTEME POUR TRAITEMENT D’ANEVRISME ENDOVASCULAIRE

ENDOLOGIX INC	EP	STENT GRAFT DELIVERY SYSTEM 1 STENTGRAFT-ABLAGESYSTEM 1 SYSTEME DE MISE EN PLACE D ENDOPROTHESE VASCULAIRE	EP2278939A4	EP2009733719A	2009-04-24

ENDOLOGIX INC	EP	CATHETER SYSTEM AND METHODS OF USING SAME 1 KATHETERSYSTEM UND VERFAHREN ZU SEINER VERWENDUNG 1 SYSTEME DE CATHETER ET SES PROCEDES D’UTILISATION	EP2680915A1	EP2012709432A	2012-02-29

ENDOLOGIX INC	EP	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 VORRICHTUNG UND VERFAHREN ZUR POSITIONIERUNG EINER GEFASSPROTHESE BZW. EINES GEFASSPROTHESENSYSTEMS 1 APPAREIL ET PROCEDE DE DISPOSITION DE GREFFE OU DE SYSTEME DE GREFFE	EP2635241A2	EP2011781956A	2011-11-02

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	DE	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	GB	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	IT	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM	EP2635241A2	EP2011781956A	2011-11-02

ENDOLOGIX INC	EP	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 VORRICHTUNG UND VERFAHREN ZUR POSITIONIERUNG EINER GEFASSPROTHESE BZW. EINES GEFASSPROTHESENSYSTEMS 1 APPAREIL ET PROCEDE DE PLACEMENT D’UNE GREFFE OU D’UN SYSTEME DE GREFFE	EP2429452A1	EP2010717383A	2010-04-28

ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH GRAFT BODY, INFLATABLE FILL CHANNEL, AND FILLING STRUCTURE 1 SYSTEMES ET PROCEDES A CORPS DE GREFFE, CANAL DE REMPLISSAGE GONFLABLE ET STRUCTURE DE REMPLISSAGE	WO2017197313A1	PCT/US2017/32490A	2017-05-12

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE 1 SYSTEMES ET PROCEDES AVEC GREFFON FENESTRE ET STRUCTURE DE REMPLISSAGE	WO2017117068A1	PCT/US2016/68575A	2016-12-23

ENDOLOGIX INC	WO	LOCKING ASSEMBLY FOR COUPLING GUIDEWIRE TO DELIVERY SYSTEM 1 ENSEMBLE DE VERROUILLAGE POUR ACCOUPLER UN FIL-GUIDE A UN SYSTEME DE DISTRIBUTION	WO2017004265A1	PCT/US2016/40197A	2016-06-29

ENDOLOGIX INC	WO	ENDOLUMINAL PROSTHESIS SYSTEMS AND METHODS 1 SYSTEMES ET PROCEDES DE PROTHESE ENDOLUMINALE	WO2016210363A1	PCT/US2016/39414A	2016-06-24

ENDOLOGIX INC	WO	DUAL INFLATABLE ARTERIAL PROSTHESIS 1 DOUBLE PROTHESE ARTERIELLE GONFLABLE	WO2016109757A1	PCT/US2015/68204A	2015-12-30

ENDOLOGIX INC	WO	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES 1 SYSTEMES ET PROCEDES DE GREFFE D’ENDOPROTHESE MODULAIRE COMPRENANT DES STRUCTURES DE REMPLISSAGE GONFLABLES	WO2015183489A1	PCT/US2015/29292A	2015-05-05

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	FORMING HYDROGELS AND MATERIALS THEREFOR 1 FORMATION D’HYDROGELS ET MATERIAUX POUR CEUX-CI	WO2015134906A1	PCT/US2015/19251A	2015-03-06

ENDOLOGIX INC	WO	METHOD FOR FORMING MATERIALS IN SITU WITHIN A MEDICAL DEVICE 1 METHODE DE FORMATION DE MATERIAUX IN SITU DANS UN DISPOSITIF MEDICAL	WO2014159093A1	PCT/US2014/21928A	2014-03-07

ENDOLOGIX INC	WO	METHOD AND SYSTEM FOR ENDOVASCULAR ANEURYSM TREATMENT 1 PROCEDE ET SYSTEME POUR TRAITEMENT D’ANEVRISME ENDOVASCULAIRE	WO2012139054A1	PCT/US2012/32612A	2012-04-06

ENDOLOGIX INC	WO	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 APPAREIL ET PROCEDE DE DISPOSITION DE GREFFE OU DE SYSTEME DE GREFFE	WO2012061526A3	PCT/US2011/59012A	2011-11-02

ENDOLOGIX INC	WO	CATHETER SYSTEM AND METHODS OF USING SAME | SYSTEME DE CATHETER ET SES PROCEDES D’UTILISATION	WO2012118901A1	PCT/US2012/27151A	2012-02-29

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	METHODS AND SYSTEMS FOR TREATING ANEURYSMS | PROCEDES ET SYSTEMES DE TRAITEMENT D’ANEVRISMES	WO2012100059A1	PCT/US2012/21878A	2012-01-19

ENDOLOGIX INC	WO	DEVICES AND METHODS TO TREAT VASCULAR DISSECTIONS | DISPOSITIFS ET PROCEDES DE TRAITEMENT DE DISSECTIONS VASCULAIRES	WO2012068298A1	PCT/US2011/61061A	2011-11-16

ENDOLOGIX INC	WO	STENT GRAFT 1 ENDOPROTHESE COUVERTE	WO2011017123A3	PCT/US2010/43432A	2010-07-27

ENDOLOGIX INC	WO	STENT GRAFT 1 ENDOPROTHESE COUVERTE	WO2011008989A3	PCT/US2010/42181A	2010-07-15

ENDOLOGIX INC	WO	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS | PROCEDE ET DISPOSITIF PERCUTANES POUR TRAITER DES DISSECTIONS	WO2010127305A3	PCT/US2010/33274A	2010-04-30

ENDOLOGIX INC	WO	APPARATUS AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 APPAREIL ET PROCEDE DE PLACEMENT D’UNE GREFFE OU D’UN SYSTEME DE GREFFE	WO2010127040A1	PCT/US2010/32843A	2010-04-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	WO	BIFURCATED GRAFT DEPLOYMENT SYSTEMS AND METHODS 1 SYSTEMES DE DEPLOIEMENT DE GREFFON A PLUSIEURS BRANCHES, ET PROCEDES	WO2009126906A8	PCT/US2009/40239A	2009-04-10

ENDOLOGIX INC	WO	CATHETER SYSTEM 1 SYSTEME DE CATHETER	WO2010002931A1	PCT/US2009/49316A	2009-06-30

ENDOLOGIX INC	WO	DESIGN AND METHOD OF PLACEMENT OF A GRAFT OR GRAFT SYSTEM 1 CONCEPTION ET PROCEDE DE MISE EN PLACE D’UN GREFFON OU D’UN SYSTEME DE GREFFONS 1 CONCEPTION ET PROCEDE DE MISE EN PLACE D’UN GREFFON OU D’UN SYSTEME DE GREFFONS	WO2009105699A1	PCT/US2009/34755A	2009-02-20

ENDOLOGIX INC	WO	METHOD AND AGENT FOR IN-SITU STABILIZATION OF VASCULAR TISSUE 1 PROCEDE ET AGENT DE STABILISATION IN SITU DU TISSU VASCULAIRE	WO2009064806A1	PCT/US2008/83267A	2008-11-12

ENDOLOGIX INC	WO	STENT 1 ENDOPROTHESE VASCULAIRE	WO2009055615A1	PCT/US2008/81022A	2008-10-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX, INC	WO	ENDOLUMINAL DEVICE AND POLYMER		PCT/US2018/056792	2018-10-19

ENDOLOGIX INC	DE	EINE EINZIGE PUNKTION ERFORDENDES ENTFALTUNGSSYSTEM FUR EIN GEFASSIMPLANTAT MIT VERZWEIGUNG	DE60031381T2	DE60031381A	2000-03-07

ENDOLOGIX INC	DE	SELBSTEXPANDIERENDE, SICH VERZWEIGENDE, ENDOVASKULARE PROTHESE	DE69933560T2	DE69933560A	1999-05-28

ENDOLOGIX INC	DE	ENDOLUMINALE VASKULARE PROTHESE	DE69927055T2	DE69927055A	1999-11-10

ENDOLOGIX INC	AU	Bifurcated vascular graft and method and apparatus for deploying same 1 Bifurcated vascular graft deployment device	AU725117B2	AU199861540A	1998-02-06

ENDOLOGIX INC	AU	Implantable vascular graft	AU200230661A	AU200230661A	2001-11-08

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP1397089	EP02730505.1	2017-04-19

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

ENDOLOGIX INC	EP	DEVICES FOR REPAIRING ANEURYSMS	EP2260795	EP10011024.6	2016-05-25

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	ADVANCED KINK-RESISTANT STENT GRAFT	EP2833827	13714471.3	2018-01-31

ENDOLOGIX INC	EP	ADVANCED KINK-RESISTANT STENT GRAFT	EP2833827	13714471.3	2018-01-31

ENDOLOGIX INC	EP	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM		EP13717893.5	2014-11-06

ENDOLOGIX INC	EP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		EP15800658.5	2016-11-21

ENDOLOGIX INC	EP	ANEURYSM SAC ACCESS CONDUIT		15852460.3	2017-04-12

ENDOLOGIX INC	EP	DUAL INFLATABLE ARTERIAL PROSTHESIS		15876323.5	2017-07-13

ENDOLOGIX INC	EP	Endoluminal Prosthesis Systems and Methods		16815450.8	2017-12-19

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	CN	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		2015800393484	2017-01-19

ENDOLOGIX INC	CN	DUAL INFLATABLE ARTERIAL PROSTHESIS		2015800763903	2017-08-17

ENDOLOGIX INC	JP	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		2016-569901	2016-11-28

ENDOLOGIX INC	CN	Endoluminal Prosthesis Systems and Methods		201680037099.X	2017-12-22

ENDOLOGIX INC	JP	DUAL INFLATABLE ARTERIAL PROSTHESIS		2017-534803	2017-06-28

ENDOLOGIX INC	JP	Endoluminal Prosthesis Systems and Methods		PCT/US2016/039414	2017-12-22

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
NELLIX INC.	US	Stent-graft with positioning anchor	US9814612B2	US14697433A	2015-10-21

NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US9737425B2	US14537749A	2014-11-10

NELLIX INC.	US	Stent graft delivery system	US9730700B2	US14586110A	2015-04-23

NELLIX INC.	US	Methods for deploying a positioning anchor with a stent-graft	US9113999B2	US11876458A	2007-10-22

NELLIX INC.	US	Sealing apparatus and methods of use	US8945199B2	US12478225A	2009-06-04

NELLIX INC.	US	Stent graft delivery system	US8926682B2	US13243941A	2011-09-23

NELLIX INC.	US	System and methods for endovascular aneurysm treatment	US8906084B2	US12684074A	2010-01-07

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
NELLIX INC.	US	Graft systems having filling structures supported by scaffolds and methods for their use	US8870941B2	US13285897A	2011-10-31

NELLIX INC.	US	STENT GRAFT DELIVERY SYSTEM	US20180028192A1	US15676869A	2017-08-14

NELLIX INC.	US	SEALING APPRATUS AND METHODS OF USE	US20150148892A1	US14612048A	2015-02-02

NELLIX INC.	US	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS AND METHODS FOR THEIR USE	US10022249	US14525019A	2014-10-27

NELLIX, INC.	US	System and methods of Endovascular Aneurysm Treatment		14/682414	8/21/17

Nellix, Inc.	US	Vascular stent-graft apparatus and forming method	US6695833	US09671550	9/27/00

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur Behandlung von endovaskularen Aneurysmen 1 Systemes pour le traitement d’anevrisme endovasculaire	EP1778131B1	EP2005773726A	2005-07-22

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
NELLIX INC.	EP	Method for forming a vascular stent-graft 1 Verfahren zur Herstellung eines vaskularen Stent-Grafts 1 Procede de formation d’un stent-greffe vasculaire.	EP1355587B1	EP2001973590A	2001-09-26

NELLIX INC	EP	METHODS AND SYSTEMS FOR ANEURYSM TREATMENT USING FILLING STRUCTURES 1 VERFAHREN UND SYSTEME ZUR BEHANDLUNG VON ANEURYSMEN UNTER VERWENDUNG VON FULLSTRUKTUREN 1 PROCEDES ET SYSTEMES POUR LE TRAITEMENT DE L’ANEVRISME UTILISANT DES STRUCTURES DE REMPLISSAGE	EP1962722A4	EP2006850439A	2006-12-18

ENDOLOGIX INC	EP	Systems for endovascular aneurysm treatment 1 Systeme zur endovaskularen Aneurysma-Therapie 1 Systemes pour le traitement d’anevrismes endovasculaires	EP2422745A1	EP2011180827A	2005-07-22

ENDOLOGIX INC	EP	DOCKING APPARATUS AND METHODS OF USE | ANDOCKVORRICHTUNG UND VERWENDUNGSVERFAHREN 1 APPAREIL DE FIXATION ET PROCEDES D’UTILISATION	EP2299933A1	EP2009770704A	2009-06-04

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC	EP	SEALING APPARATUS AND METHODS OF USE 1 VERSCHLUSSGERAT UND ANWENDUNGSVERFAHREN 1 DISPOSITIF DE FERMETURE ET PROCEDES D’UTILISATION ASSOCIES	EP2299931A1	EP2009759453A	2009-06-04

ENDOLOGIX INC	EP	STENT GRAFT DELIVERY SYSTEM 1 STENTGRAFT-ABLAGESYSTEM 1 SYSTEME DE MISE EN PLACE D ENDOPROTHESE VASCULAIRE	EP2278939A1	EP2009733719A	2009-04-24

ENDOLOGIX INC	EP	GRAFT SYSTEMS HAVING FILLING STRUCTURES SUPPORTED BY SCAFFOLDS 1 TRANSPLANTATIONSSYSTEM MIT DURCH GERUSTE UNTERSTUTZTEN FULLSTRUKTUREN 1 SYSTEMES DE GREFFE PRESENTANT DES STRUCTURES DE REMPLISSAGE SOUTENUES PAR DES ECHAFAUDAGES	EP1874231A2	EP2006751879A	2006-04-28

ENDOLOGIX INC	EP	STENT-GRAFT WITH POSITIONING ANCHOR 1 STENT-GRAFT MIT POSITIONIERUNGSVERANKERUN G 1 ENDOPROTHESE A ANCRAGE DE POSITIONNEMENT	EP1542616A2	EP2003754880A	2003-09-22

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Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE 1 EINFUHRKATHETER FUR EINE ENDOVASKULARE VORRICHTUNG 1 CATHETER DE DELIVRANCE POUR DISPOSITIF ENDOVASCULAIRE	EP2833845B1	EP2013771941A	2013-04-01

TRIVASCULAR INC.	EP	Endovascular graft 1 Endovaskulares Gewebe 1 Greffe endovasculaire	EP1464301B1	EP200475832A	1999-02-09

TRIVASCULAR INC.	EP	PTFE LAYERS AND METHODS OF MANUFACTURING 1 PTFE-LAGEN UND HERSTELLUNGSVERFAHREN 1 COUCHES DE PTFE ET PROCEDES DE FABRICATION	EP1888318B1	EP2006740124A	2006-03-30

TRIVASCULAR INC.	EP	ADVANCED ENDOVASCULAR GRAFT 1 FORTSCHRITTLICHES ENDOVASKULARES TRANSPLANTAT 1 GREFFON ENDOVASCULAIRE EVOLUE	EP1467679B1	EP2002796047A	2002-12-20

TRIVASCULAR INC.	EP	Non-degradable low swelling, water soluble radiopaque hydrogels 1 Nicht abbaubares, schwach anschwellendes, wasserlosliches rontgendichtes Hydrogelpolymer 1 Polymere absorbant l’eau, radiopaque, soluble	EP2332590B1	EP2010194236A	2006-03-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
dans l’eau, a faible gonflement et non degradable

TRIVASCULAR INC.	EP	Endovascular graft 1 Endovaskulares Transplantat 1 Greffe endovasculaire	EP2147658B1	EP200913660A	1999-02-09

TRIVASCULAR INC.	EP	Kink resistant endovascular graft 1 Knickbestandiges Stentimplantat 1 Stent a greffer resistant au pliage	EP2319456B1	EP2010183146A	2004-03-05

TRIVASCULAR INC.	EP	Delivery system for graft 1 Abgabesystem fur Graft 1 Systeme de mise en place pour prothese	EP2145607B1	EP2009175398A	2004-10-15

TRIVASCULAR INC.	EP	DELIVERY SYSTEM FOR BIFURCATED GRAFT 1 VORRICHTUNG ZUR PLATZIERUNG VON ZWEIGETEILTEN ENDOPROTHESEN 1 SYSTEME DE MISE EN PLACE D’UN GREFFON A BIFURCATION	EP1377234B1	EP2002725639A	2002-04-11

TRIVASCULAR INC.	EP	Advanced endovascular graft 1 Erweitertes endovaskulares Transplantat 1 Greffe endovasculaire evoluee	EP2135583B1	EP20099090A	2002-12-20

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	KINK RESISTANT ENDOVASCULAR GRAFT 1 KNICKFESTES ENDOVASKULARES IMPLANTAT 1 IMPLANT ENDOVASCULAIRE RESISTANT A LA DEFORMATION	EP1601314B1	EP2004718097A	2004-03-05

TRIVASCULAR INC.	EP	NON-DEGRADABLE LOW SWELLING, WATER SOLUBLE RADIOPAQUE HYDROGELS 1 NICHT- ABBAUBARE WENIG QUELLENDE WASSERLOSLICHE RONTGENDICHTE HYDROGELS 1 HYDROGEL RADIOPAQUE, SOLUBLE DANS L’EAU, NON DEGRADABLE ET A FAIBLE GONFLEMENT	EP1874370B1	EP2006739747A	2006-03-28

TRIVASCULAR INC.	EP	INFLATABLE INTRALUMINAL GRAFT 1 AUFBLASBARER INTRALUMINALER PFROPFEN 1 GREFFON INTRALUMINAL GONFLABLE	EP1176926B1	EP2000907760A	2000-03-03

TRIVASCULAR INC.	EP	ENDOVASCULAR GRAFT I ENDOVASKULARES IMPLANTAT I GREFFON ENDOVASCULAIRE	EP1054648B1	EP1999906812A	1999-02-09

TRIVASCULAR INC.	EP	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT I STENTGRAFTEINFUHRUNGSSY STEM MIT ZUGANGSKANAL I	EP3209249A1	EP2015852460A	2015-10-22

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
SYSTEME DE POSE DE GREFFE ET PROTHESE ENDOVASCULAIRE AVEC CONDUIT D’ACCES

TRIVASCULAR INC.	EP	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS I VORRICHTUNGEN UND VERFAHREN ZUR INTERNEN BECKENKONSERVIERUNG I DISPOSITIFS ET PROCEDES DE PRESERVATION DE L’ILIAQUE INTERNE	EP3226814A1	EP2015816618A	2015-12-03

TRIVASCULAR INC.	EP	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS I AUFBLASBARER OKKLUSIONSDRAHTBALLON FUR ANWENDUNGEN IN DER AORTA I BALLONNET DE FIL D’OCCLUSION GONFLABLE POUR APPLICATIONS AORTIQUES	EP3116439A1	EP2015711020A	2015-03-10

TRIVASCULAR INC.	EP	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES I SYSTEME FUR FUHRUNGSDRAHTUB ERGANG FUR VERZWEIGTE PROTHESEN I SYSTEMES POUR UN CROISEMENT DE FIL-GUIDE POUR DES PROTHESES BIFURQUEES	EP3091944A1	EP2014752969A	2014-07-30

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	Germany	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	UK	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	IT	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3091944	14752969.7	7/18/2018

TRIVASCULAR INC.	EP	SYSTEMS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES	3409243	18183721.2	2018-07-16

TRIVASCULAR INC.	EP	TANDEM MODULAR ENDOGRAFT 1 MODULARES TANDEM- ENDOGRAFT 1 ENDOGREFFE MODULAIRE EN TANDEM	EP3049021A1	EP2014782021A	2014-09-23

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES 1 DAUERHAFTES STENTIMPLANTAT MIT KONISCHEN STREBEN UND STABILE FREISETZUNGSVERFAHREN SOWIE VORRICHTUNGEN 1 ENDOPROTHESE VASCULAIRE DURABLE AVEC ENTRETOISES CONIQUES ET PROCEDES ET DISPOSITIFS DE DELIVRANCE STABLES	EP2833830A4	EP2013772199A	2013-03-29

TRIVASCULAR INC.	EP	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME 1 ENDOVASKULARES FREISETZUNGSSYSTEM MIT VERBESSERTEM RONTGENMARKERSCHEMA 1 SYSTEME DE POSE ENDOVASCULAIRE AYANT UNE TECHNIQUE DE MARQUEUR RADIO-OPAQUE AMELIOREE	EP2861189A1	EP2013733113A	2013-05-31

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	EP	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG 1 GEGABELTE ENDOVASKULARE PROTHESE MIT ANGEBUNDENEM KONTRALATERALEM BEIN 1 PROTHESE ENDOVASCULAIRE BIFURQUEE POSSEDANT UNE JAMBE CONTROLATERALE AVEC ATTACHE	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	DE	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	GB	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	IT	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |	EP2861183A1	EP2013733115A	2013-05-31

TRIVASCULAR INC.	EP	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG |		18209876.4	2018-12-03

TRIVASCULAR INC.	EP	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM | FLACHES STENTTRANSPLANTAT UND FREISETZUNGSSYSTEM 1	EP2833829A1	EP2013717893A	2013-03-21

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOPROTHESE VASCULAIRE A PROFIL BAS ET SYSTEME DE DELIVRANCE

TRIVASCULAR INC	EP	ALIGNMENT STENT APPARATUS AND METHOD | VORRICHTUNG UND VERFAHREN ZUR STENTAUSRICHTUNG 1 APPAREIL D’ENDOPROTHESE D’ALIGNEMENT ET PROCEDE	EP2194919A4	EP2008834027A	2008-09-25

TRIVASCULAR INC	EP	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY | MODULARER GEFASSERSATZ FUR PERKUTANE FREISETZUNG MIT NIEDRIGEM PROFIL | GREFFON VASCULAIRE MODULAIRE POUR ADMINISTRATION PERCUTANEE A PROFIL REDUIT	EP2194921A4	EP2008835032A	2008-10-03

TRIVASCULAR INC	EP	METHOD AND APPARATUS FOR MANUFACTURING AN ENDOVASCULAR GRAFT SECTION | VERFAHREN UND VORRICHTUNG ZUR HERSTELLUNG EINES ENDOVASKULAREN TRANSPLANTATABSCHNITTS | PROCEDE ET APPAREIL DE	EP1465685A4	EP2002805657A	2002-12-20

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
		FABRICATION D’UNE SECTION DE GREFFON ENDOCORONAIRE	WO2017019913A1	WO2016US44583A	2016-07-28

TRIVASCULAR INC	WO	ENDOLUMINAL PROSTHESIS DEPLOYMENT DEVICES AND METHODS 1 DISPOSITIFS ET PROCEDES DE DEPLOIEMENT DE PROTHESE ENDOLUMINALE

TRIVASCULAR INC	WO	STENT-GRAFT WITH IMPROVED FLEXIBILITY 1 GREFFON DE STENT A FLEXIBILITE AMELIOREE	WO2016183128A1	WO2016US31728A	2016-05-11

TRIVASCULAR INC	WO	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT 1 DEPLOIEMENT DE PROTHESE ENDOLUMINALE ASSISTE PAR BALLONNET	WO2016191602A1	WO2016US34427A	2016-05-26

TRIVASCULAR INC	WO	INTERNAL ILIAC PRESERVATION DEVICES AND METHODS 1 DISPOSITIFS ET PROCEDES DE PRESERVATION DE L’ILIAQUE INTERNE	WO2016090112A1	WO2015US63686A	2015-12-03

TRIVASCULAR INC	WO	STENT GRAFT DELIVERY SYSTEM WITH ACCESS CONDUIT 1 SYSTEME DE POSE DE GREFFE ET PROTHESE ENDOVASCULAIRE AVEC CONDUIT D’ACCES	WO2016065208A1	WO2015US57016A	2015-10-22

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS 1 BALLONNET DE FIL D’OCCLUSION GONFLABLE POUR APPLICATIONS AORTIQUES	WO2015138402A1	WO2015US19626A	2015-03-10

TRIVASCULAR INC	WO	SYSTEMS AND METHODS FOR GUIDEWIRE CROSSOVER FOR BIFURCATED PROSTHESES 1 SYSTEMES ET PROCEDES POUR UN CROISEMENT DE FIL-GUIDE POUR DES PROTHESES BIFURQUEES	WO2015105530A1	WO2014US48769A	2014-07-30

TRIVASCULAR INC	WO	TANDEM MODULAR ENDOGRAFT 1 ENDOGREFFE MODULAIRE EN TANDEM	WO2015048004A1	WO2014US56953A	2014-09-23

TRIVASCULAR INC	WO	ENDOVASCULAR GRAFT FOR ANEURYSMS INVOLVING MAJOR BRANCH VESSELS 1 GREFFON ENDOVASCULAIRE POUR ANEVRISMES METTANT EN JEU DES VAISSEAUX RAMIFIES PRINCIPAUX	WO2014059114A3	WO2013US64290A	2013-10-10

TRIVASCULAR INC	WO	SAC LINER FOR ANEURYSM REPAIR 1 REVETEMENT SAC POUR REPARATION D’ANEVRISME	WO2014110231A3	WO2014US10828A	2014-01-09

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	GATE WIRE FOR CONTRALATERAL LEG ACCESS 1 FIL GUIDE POUR PERMETTRE UN ACCES A UN JAMBAGE CONTROLATERAL	WO2014110254A1	WO2014US10870A	2014-01-09

TRIVASCULAR INC	WO	BIFURCATED ENDOVASCULAR PROSTHESIS HAVING TETHERED CONTRALATERAL LEG 1 PROTHESE ENDOVASCULAIRE BIFURQUEE POSSEDANT UNE JAMBE CONTROLATERALE AVEC ATTACHE	WO2013188134A1	WO2013US43630A	2013-05-31

TRIVASCULAR INC	WO	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME 1 SYSTEME DE POSE ENDOVASCULAIRE AYANT UNE TECHNIQUE DE MARQUEUR RADIO-OPAQUE AMELIOREE	WO2013188132A1	WO2013US43615A	2013-05-31

TRIVASCULAR INC	WO	ENDOVASCULAR DELIVERY SYSTEM WITH FLEXIBLE AND TORQUEABLE HYPOTUBE 1 SYSTEME DE POSE ENDOVASCULAIRE POURVU D’UN HYPOTUBE FLEXIBLE ET POUVANT ETRE SOUMIS A UN COUPLE DE TORSION	WO2013188133A1	WO2013US43623A	2013-05-31

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	DELIVERY CATHETER FOR ENDOVASCULAR DEVICE 1 CATHETER DE DELIVRANCE POUR DISPOSITIF ENDOVASCULAIRE	WO2013151924A1	WO2013US34787A	2013-04-01

TRIVASCULAR INC	WO	DURABLE STENT GRAFT WITH TAPERED STRUTS AND STABLE DELIVERY METHODS AND DEVICES 1 ENDOPROTHESE VASCULAIRE DURABLE AVEC ENTRETOISES CONIQUES ET PROCEDES ET DISPOSITIFS DE DELIVRANCE STABLES	WO2013151896A1	WO2013US34654A	2013-03-29

TRIVASCULAR INC	WO	LOW PROFILE STENT GRAFT AND DELIVERY SYSTEM 1 ENDOPROTHESE VASCULAIRE A PROFIL BAS ET SYSTEME DE DELIVRANCE	WO2013151793A1	WO2013US33250A	2013-03-21

TRIVASCULAR INC	WO	ADVANCED KINK-RESISTANT STENT GRAFT 1 ENDOPROTHESE EVOLUEE RESISTANT AU PLIAGE	WO2013151794A3	WO2013US33252A	2013-03-21

TRIVASCULAR INC	WO	ADVANCED ENDOVASCULAR GRAFT AND DELIVERY SYSTEM | GREFFE ENDOVASCULAIRE AVANCEE ET SYSTEME DE POSE ASSOCIE	WO2012068175A3	WO2011US60873A	2011-11-15

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	WO	FILL TUBE MANIFOLD AND DELIVERY METHODS FOR ENDOVASCULAR GRAFT | COLLECTEUR DE TUBE DE REMPLISSAGE ET PROCEDES DE POSE DE GREFFON ENDOVASCULAIRE	WO2011100367A3	WO2011US24248A	2011-02-09

TRIVASCULAR INC	DE	ENDOVASKULARES IMPLANTAT	DE69918272T2	DE69918272A	1999-02-09

TRIVASCULAR INC	CA	VIRTUAL PROTOTYPING AND TESTING FOR MEDICAL DEVICE DEVELOPMENT 1 ESSAI ET PROTOTYPAGE VIRTUELS DE MISE AU POINT DE DISPOSITIFS MEDICAUX	CA2424252C	CA2424252A	2001-09-28

TRIVASCULAR INC	CA	DELIVERY SYSTEM AND METHOD FOR BIFURCATED GRAFT | METHODE ET SYSTEME DE MISE EN PLACE D’UN GREFFON A BIFURCATION	CA2443104C	CA2443104A	2002-04-11

TRIVASCULAR INC	CA	ENDOVASCULAR GRAFT 1 GREFFON ENDOVASCULAIRE	CA2501892C	CA2501892A	1999-02-09

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	CA	INFLATABLE INTRALUMINAL GRAFT | GREFFON INTRALUMINAL GONFLABLE	CA2640263C	CA2640263A	2000-03-03

TRIVASCULAR INC	CA	INFLATABLE INTRALUMINAL GRAFT 1 GREFFON INTRALUMINAL GONFLABLE	CA2376253C	CA2376253A	2000-03-03

TRIVASCULAR INC	CA	ENDOVASCULAR GRAFT 1 GREFFON ENDOVASCULAIRE	CA2319052C	CA2319052A	1999-02-09

TRIVASCULAR INC	AU	Modular vascular graft for low profile percutaneous delivery	AU2008308474B2	AU2008308474A	2008-10-03

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2009230748B2	AU2009230748A	2009-10-26

TRIVASCULAR INC	AU	Advanced endovascular graft	AU2009201682B2	AU2009201682A	2009-04-28

TRIVASCULAR INC	AU	Method and apparatus for manufacturing an endovascular graft section	AU2008258148B2	AU2008258148A	2008-12-17

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	AU	Advanced endovascular graft	AU2002360765C1	AU2002360765A	2002-12-20

TRIVASCULAR INC	AU	Method and apparatus for manufacturing an endovascular graft section	AU2002366805B8	AU2002366805A	2002-12-20

TRIVASCULAR INC	AU	Virtual prototyping and testing for medical device development	AU2001293179A1	AU2001293179A	2001-09-28

TRIVASCULAR INC	AU	Delivery system and method for expandable intracorporeal device	AU200133250A	AU200133250A	2001-02-01

TRIVASCULAR, INC.	DE	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	2194921	08835032.7	2018-08-29

TRIVASCULAR, INC.	GB	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	2194921	08835032.7	2018-08-29

TRIVASCULAR, INC.	IT	MODULAR VASCULAR GRAFT FOR LOW PROFILE PERCUTANEOUS DELIVERY	2194921	08835032.7	2018-08-29

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC	JP	ADVANCED KINK-RESISTANT STENT GRAFT	6297023	2015-504610	3/2/2018

TRIVASCULAR INC	UK	INFLATABLE OCCLUSION WIRE- BALLOON FOR AORTIC APPLICATIONS	15711020.6	3116439	2/7/2018

TRIVASCULAR INC	UK	PASSIVE HEMOSTATIC SHEATH VALVE	04780128.7	1651135	2/28/2018

TRIVASCULAR INC	CN	MODULAR STENT GRAFT SYSTEMS AND METHODS WITH INFLATABLE FILL STRUCTURES		201810370663.0	2015-5-5

ENDOLOGIX, INC.	CN	CATHETER SYSTEM AND METHODS OF USING SAME	ZL201510649289.4	201510649289.4	2018-6-8

ENDOLOGIX, INC.	JP	CATHETER SYSTEM AND METHODS OF USING SAME	6294669	2013-556828	2018-2-23

TRIVASCULAR INC	Germany	PASSIVE HEMOSTATIC SHEATH VALVE	1651135	04780128.7	2018-2-28

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX, INC.	JP	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT		2017-560952	5/26/2016

ENDOLOGIX, Inc.	EP	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	3397199	16882476.1	12/23/2016

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date

ENDOLOGIX, Inc.	JP	SYSTEMS AND METHODS WITH FENESTRATED GRAFT AND FILLING STRUCTURE	2019-500168	2018-534852	12/23/2016

ENDOLOGIX INC.	US	STENT GRAFT SYSTEMS WITH RESTRAINTS IN CIRCUMFERENTIAL CHANNELS AND METHODS THEREOF		62/678961	5/31/2018

ENDOLOGIX INC.	US	PERCUTANEOUS METHOD AND DEVICE TO TREAT DISSECTIONS		15/429090	2/9/2017

NELLIX, INC.	US	SYSTEM AND METHODS FOR ENDOVASCULAR ANEURYSM TREATMENT	2018-0064566	15/682414	8/21/2017

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
TRIVASCULAR INC.	US	ENDOVASCULAR DELIVERY SYSTEM WITH AN IMPROVED RADIOPAQUE MARKER SCHEME	US20180344491A1	16/049560	7/30/2018

ENDOLOGIX INC.	PCT	SINGLE PUNCTURE BIFURCATION GRAFT DEPLOYMENT SYSTEM	WO2000053251	PCT/US2000/006070	3/7/2000

ENDOLOGIX INC.	PCT	GRAFT DEPLOYMENT SYSTEM	WO2004047885	PCT/US2003/37685	11/25/2003

ENDOLOGIX INC.	PCT	DUAL CONCENTRIC GUIDEWIRE AND METHODS OF BIFURCATED GRAFT DEPLOYMENT	WO2008089097	PCT/US2008/050915	1/11/2008

ENDOLOGIX INC.	PCT	ENDOLUMENAL VASCULAR PROSTHESIS WITH NEOINTIMA INHIBITING POLYMERIC SLEEVE	WO2005096997	PCT/US2005/11522	4/6/2005

ENDOLOGIX INC.	PCT	IMPLANTABLE VASCULAR GRAFT	WO2002039888	PCT/US2001/47028	11/8/2001

ENDOLOGIX INC.	PCT	DUAL WIRE PLACEMENT CATHETER	WO2001003762	PCT/US2000/016352	6/14/2000

Grantor	Country	Patent	Publication/Patent No.	Application Number	Application Date
ENDOLOGIX INC.	PCT	MULTI-SEGMENTED GRAFT DEPLOYMENT SYSTEM	WO2008034106	PCT/US2007/78565	9/14/2007

ENDOLOGIX INC.	PCT	METHOD AND APPARATUS FOR DECOMPRESSING ANEURYSMS	WO2005099807	PCT/US2005/12306	4/12/2005

TRIVASCULAR INC.	EP	ENDOLUMINAL PROSTHESIS DEPLOYMENT DEVICES AND METHODS	3328326	16831382.3	7/28/2016

TRIVASCULAR INC.	EP	BALLOON ASSISTED ENDOLUMINAL PROSTHESIS DEPLOYMENT	3302356	16800744.1	5/26/2016

TRIVASCULAR INC.	EP	STENT-GRAFT WITH IMPROVED FLEXIBILITY	3294210	16793394.4	5/11/2016

TRIVASCULAR INC.	EP	PTFE LAYERS AND METHODS OF MANUFACTURING	3095585	16171681.6	3/30/2006

SCHEDULE 11

TRADEMARKS

See attached.

Trademarks

Grantor	Country	Mark	Application No.	Application Date	Registration No.	Registration Date
Endologix, Inc.	U.S.		86/854470	12/18/15

Endologix, Inc.	U.S.	ACTIVESEAL	85/518,608	01/17/12	5396605	02/06/18

Endologix, Inc.	U.S.	AFX	85/069,068	06/22/10	4214460	09/25/12

Endologix, Inc.	U.S.	ANGIOTIP	85/767055	10/30/12	5205176	05/16/17

Endologix, Inc.	U.S.	DURAPLY	86/362822	08/11/14	5433696	3/27/18

Endologix, Inc.	U.S.	ENDOLOGIX	75/323,314	07/11/97	2257799	06/29/99

Endologix, Inc.	U.S.	EVAS FORWARD	86/116940	11/12/13	5306786	10/10/17

Endologix, Inc.	U.S.	INNOVATION TAKING SHAPE	85/369,728	07/12/11	4220343	10/09/12

Endologix, Inc.	U.S.	INNOVATION THAT EMPOWERS	85/514516	01/11/12	4841631	10/27/15

Endologix, Inc.	U.S.	INTELIX	86/316249	06/20/14	5059968	10/11/16

Endologix, Inc.	U.S.	INTUITRAK	77/494,729	06/09/08	3649757	07/07/09

Endologix, Inc.	-1-	Updated: March 18, 2019

Endologix, Inc.	U.S.	INTUITRAK DELIVERY SYSTEM	77/520,529	07/11/08	3649866	07/07/09

Endologix, Inc.	U.S.	NELLIX	77/090544	01/24/07	3880178	11/23/10

Endologix, Inc.	U.S.	POWERLINK	75/658,969	03/12/99	2456038	05/29/01

Endologix, Inc.	U.S.	POWERLINK XL	78/718,728	09/22/05	3573999	02/10/09

Endologix, Inc.	U.S.	SUREPASS	78/965,443	08/31/06	3593259	03/17/09

Endologix, Inc.	U.S.	VELA	85/857988	02/22/13	5296578	09/26/17

Endologix, Inc.	Argentina		3514846	06/16/16	2888199	05/19/17

Endologix, Inc.	Argentina		3514844	06/16/16	2888198	05/19/17

Endologix, Inc.	Argentina		3514844	06/16/16

Endologix, Inc.	Argentina		3514842	06/16/16	2888196	05/19/17

Endologix, Inc.	-2-	Updated: March 18, 2019

Endologix, Inc.	Argentina	AFX	3064304	01/27/11	2496722	04/04/12

Endologix, Inc.	Argentina	DURAPLY	3386456	02/11/15	2773735	12/09/15

Endologix, Inc.	Argentina	INTELIX	3375648	12/19/14	2766285	12/04/15

Endologix, Inc.	Argentina	INTELIX	3375649	12/19/14	2766286	11/04/15

Endologix, Inc.	Argentina	INTELIX	3375650	12/19/14	2766287	11/04/15

Endologix, Inc.	Argentina	NELLIX	3243024	05/02/13	2658594	06/26/14

Endologix, Inc.	Argentina	VELA	3271551	08/22/13	2808433	06/03/16

Endologix, Inc.	Argentina	XPAND	3072929	03/16/11	2506706	06/01/12

Endologix, Inc.	Australia		1326557	06/14/16	1326557	04/24/17

Endologix, Inc.	Australia	DURAPLY	1710503	02/10/15	1710503	11/04/15

Endologix, Inc.	Australia	INTELIX	1247823	12/19/14	1247823	11/25/16

Endologix, Inc.	Brazil		911.201.521	06/17/16	911.201.521	06/19/18

Endologix, Inc.	-3-	Updated: March 18, 2019

Endologix, Inc.	Brazil		911.201.572	06/17/16	911.201.572	06/19/18

Endologix, Inc.	Brazil		911.201.599	06/17/16	911.201.599	06/19/18

Endologix, Inc.	Brazil		911.201.602	06/17/16	911.201.602	06/19/18

Endologix, Inc.	Brazil	ACTIVESEAL	909861684	08/20/15	909861684	01/02/18

Endologix, Inc.	Brazil	AFX	912186283	01/19/17	912186283	10/16/18

Endologix, Inc.	Brazil	DURAPLY	909861722	08/20/15	909861722	06/19/18

Endologix, Inc.	Brazil	INTELIX	909861749	08/20/15	909861749	01/02/18

Endologix, Inc.	Brazil	INTELIX	909861765	08/20/15	909861765	01/02/18

Endologix, Inc.	Brazil	INTELIX	909861773	08/20/15	909861773	01/02/18

Endologix, Inc.	Brazil	NELLIX	840506538	05/06/13	840506538	02/16/16

Endologix, Inc.	Brazil	VELA	840618530	08/22/13

Endologix, Inc.	Canada	DURAPLY	1714718	02/10/15

Endologix, Inc.	-4-	Updated: March 18, 2019

Endologix, Inc.	Canada	INTELIX	1707569	12/17/14

Endologix, Inc.	Canada	VELA	1640416	08/21/13

Endologix, Inc.	Chile	XPAND	1137099	12/30/14	1187135	11/27/15

Endologix, Inc.	China		1326551	06/14/16

Endologix, Inc.	China	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	China	INTELIX	1247823	12/19/14	1247823	12/19/14

Endologix, Inc.	Colombia	AFX	16-133051	05/11/16

Endologix, Inc.	Colombia	ENDOLOGIX	16-121402	05/11/16	582446	11/17/17

Endologix, Inc.	Colombia	XPAND	1246435	12/26/14	1246435	12/26/14

Endologix, Inc.	European Community	AFX	009609884	12/20/10	009609884	12/01/11

Endologix, Inc.	European Community	ANGIOTIP	011780129	04/30/13	011780129	09/24/13

Endologix, Inc.	European Community	CLASSICAL REMODELING	4598728	08/19/05	4598728	08/02/06

Endologix, Inc.	European Community	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	European Community	ENDOLOGIX, INC.	720649	01/12/98	720649	01/12/98

Endologix, Inc.	-5-	Updated: March 18, 2019

Endologix, Inc.	European Community	INTELIX	13361399	10/15/14	13361399	08/20/18

Endologix, Inc.	European Community	INTUITRAK	7453401	11/28/08	7453401	09/21/09

Endologix, Inc.	European Community	INTUITRAK DELIVERY SYSTEM	7513302	12/23/08	7513302	07/21/09

Endologix, Inc.	European Community	NELLIX	011771011	04/26/13	011771011	09/18/13

Endologix, Inc.	European Community	POWERLINK XL	5002977	03/22/06	5002977	04/11/07

Endologix, Inc.	European Community	VISIFLEX DELIVERY SYSTEM	5075528	04/24/06	5075528	04/16/07

Endologix, Inc.	European Community	VISIFLEX SURE PASS	5749338	02/28/07	5749338	01/31/08

Endologix, Inc.	European Union		1326551	06/14/16	1326551	06/12/17

Endologix, Inc.	France	POWERLINK	043299490	09/13/99	043299490	12/31/04

Endologix, Inc.	Hong Kong	DURAPLY	303301280	02/15/15	303301280	10/05/15

Endologix, Inc.	Hong Kong	INTELIX	303240954	12/18/14	303240954	09/07/16

Endologix, Inc.	Italy	POWERLINK	001724	09/13/99	0001376420	02/27/08

Endologix, Inc.	-6-	Updated: March 18, 2019

Endologix, Inc.	Japan		1326551	06/14/16	1326551	05/02/17

Endologix, Inc.	Japan	ACTIVESEAL	2015-078597	08/17/15	5857166	06/10/16

Endologix, Inc.	Japan	AFX	2015-078596	08/17/15	5824704	02/05/16

Endologix, Inc.	Japan	DURAPLY	1257411	02/10/15	1257411	01/19/16

Endologix, Inc.	Japan	ENDOLOGIX, INC.	1155/1998	01/12/98	4352035	01/14/00

Endologix, Inc.	Japan	INTELIX	1247823	12/19/14	1247823	10/27/15

Endologix, Inc.	Japan	NELLIX	2013-031634	04/25/13	5613989	09/06/13

Endologix, Inc.	Japan	VELA	2013-6/4901	08/21/13	6101928	11/30/18

Endologix, Inc.	Japan	VISIFLEX DELIVERY SYSTEM	2006-035170	04/17/06	4974084	07/28/06

Endologix, Inc.	Japan	VISIFLEX SURE PASS	2007-017236	02/28/07	5066349	07/27/07

Endologix, Inc.	Korea	DURAPLY	1257411	02/10/15	1257411	02/10/15

Endologix, Inc.	Korea	INTELIX	1247823	12/19/14	1247823	06/13/16

Endologix, Inc.	Malaysia	DURAPLY	2015052019	02/11/15	2015052019	12/29/16

Endologix, Inc.	-7-	Updated: March 18, 2019

Endologix, Inc.	Malaysia	INTELIX	2014069128	12/18/14	2014069128	04/22/16

Endologix, Inc.	Malaysia	INTELIX	2014069135	12/18/14	2014069135	05/10/16

Endologix, Inc.	Mexico	XPAND	1246435	12/26/14	1246435	07/26/16

Endologix, Inc.	New Zealand	DURAPLY	1024501	02/10/15	1024501	12/02/15

Endologix, Inc.	New Zealand	INTELIX	1247823	12/19/14	1019974	09/27/16

Endologix, Inc.	Peru	XPAND	601318	12/29/14	00223114	04/22/15

Endologix, Inc.	Singapore	DURAPLY	40201513229	02/10/15	40201513229	01/06/16

Endologix, Inc.	Singapore	INTELIX	40201508694	12/19/14	40201508694	11/11/15

Endologix, Inc.	Taiwan	DURAPLY	104008448	02/11/15	1764288	04/16/16

Endologix, Inc.	Taiwan	INTELIX	103072703	12/18/14	1740066	11/16/15

Endologix, Inc.	Thailand	DURAPLY	973443	02/11/15	171110590	09/28/17

Endologix, Inc.	Thailand	INTELIX	966979	12/19/14

Endologix, Inc.	Thailand	INTELIX	966980	12/19/14

Endologix, Inc.	United Kingdom	POWERLINK	2369587	09/13/99	2369587	12/09/05

Endologix, Inc.	Venezuela	XPAND	20754-14	12/30/14	P352404	06/07/16

Endologix, Inc.	-8-	Updated: March 18, 2019

Endologix, Inc.	Vietnam	DURAPLY	1257411	02/10/15	1257411	11/03/16

Endologix, Inc.	Vietnam	INTELIX	1247823	12/19/14	1247823	05/21/15

Endologix, Inc.	U.S.	ALTO	87/906,099	5/3/2018

Endologix, Inc.	U.S.	VERTA	87/116,482	7/26/2016

TriVascular, Inc.	U.S.	ALLEGRO	86/758,465	9/16/2015

TriVascular, Inc.	U.S.	CUSTOMSEAL	86/047,875	8/26/2013	4,732,342	5/5/2015

TriVascular, Inc.	U.S.	OVATION	77/941,535	2/22/2010	4,440,468	11/26/2013

TriVascular, Inc.	U.S.	OVATION ALTO	86/047,894	8/26/2013	5,195,890	5/2/2017

TriVascular, Inc.	U.S.	OVATION PRIME	85/900,037	4/10/2013	4,452,625	12/17/2013

TriVascular, Inc.	U.S.		85/832,445	1/25/2013	4,449,077	12/10/2013

TriVascular, Inc.	U.S.	TRIVASCULAR	75/879,907	12/21/1999	2,867,015	7/27/2004

TriVascular, Inc.	U.S.		85/831,355	1/24/2013	4,395,789	9/3/2013

TriVascular, Inc.	Australia	CUSTOMSEAL	1608471	2/27/2014	1608471	1/21/2015

TriVascular, Inc.	Australia	OVATION	1379343	8/20/2010	1379343	1/10/2011

TriVascular, Inc.	Australia	OVATION ALTO	1608211	2/26/2014	1608211	5/28/2014

Endologix, Inc.	-9-	Updated: March 18, 2019

TriVascular, Inc.	Australia	OVATION PRIME	1583683	10/2/2013	1583683	1/7/2014

TriVascular, Inc.	Australia		1537921	1/29/2013	1537921	7/31/2013

TriVascular, Inc.	Australia	TRIVASCULAR	888603	9/7/2001	888603	9/7/2001

TriVascular, Inc.	Australia		983475	12/30/2003	983475	8/16/2004

TriVascular, Inc.	Brazil	CUSTOMSEAL	840.803.346	2/26/2014	840803346	10/18/2016

TriVascular, Inc.	Brazil	OVATION	830727035	8/20/2010	830727035	1/6/2015

TriVascular, Inc.	Brazil	OVATION ALTO	840.803.419	2/26/2014	840.803.419	3/20/2018

TriVascular, Inc.	Brazil	OVATION PRIME	840.666.152	10/4/2013	840666152	8/23/2016

TriVascular, Inc.	Brazil		830854487	11/24/2010	830854487	6/3/2014

TriVascular, Inc.	Canada	CUSTOMSEAL	1,665,277	2/25/2014

TriVascular, Inc.	Canada	OVATION	1493184	8/20/2010	TMA858,759	8/28/2013

TriVascular, Inc.	Canada	OVATION ALTO	1,665,276	2/25/2014

TriVascular, Inc.	Canada	OVATION PRIME	1,645,991	10/2/2013

TriVascular, Inc.	Canada		1,611,335	1/25/2013	TMA934,553	4/12/2016

TriVascular, Inc.	Canada	TRIVASCULAR	1,612,136	1/31/2013	TMA882,992	7/29/2014

Endologix, Inc.	-10-	Updated: March 18, 2019

TriVascular, Inc.	Canada		1200748	12/30/2003	TMA825955	6/8/2012

TriVascular, Inc.	China	CUSTOMSEAL	14075157	2/26/2014	14075157	4/28/2015

TriVascular, Inc.	China	OVATION	8598413	8/23/2010	8598413	11/7/2011

TriVascular, Inc.	China	OVATION ALTO	14075158	2/26/2014	14075158	4/28/2015

TriVascular, Inc.	China	OVATION PRIME	13321289	10/8/2013	13321289	6/21/2015

TriVascular, Inc.	China		8898103	11/30/2010	8898103	12/14/2011

TriVascular, Inc.	EUTM	OVATION	009325234	8/20/2010	009325234	2/3/2011

TriVascular, Inc.	EUTM	OVATION ALTO	012636908	2/25/2014	012636908	7/16/2014

TriVascular, Inc.	EUTM	OVATION PRIME	012189148	10/2/2013	012189148	2/26/2014

TriVascular, Inc.	EUTM		011523305	1/28/2013	011523305	6/24/2013

TriVascular, Inc.	EUTM	TRIVASCULAR	002374593	9/13/2001	002374593	3/12/2003

TriVascular, Inc.	EUTM		003598836	12/31/2003	003598836	4/29/2005

TriVascular, Inc.	India	OVATION	2012141	8/20/2010	2012141	8/23/2016

TriVascular, Inc.	India		2060383	11/29/2010	2060383	11/29/2010

TriVascular, Inc.	Japan	CUSTOMSEAL	2014-14237	2/26/2014	5672406	5/23/2014

Endologix, Inc.	-11-	Updated: March 18, 2019

TriVascular, Inc.	Japan	OVATION	2010-065871	8/20/2010	5614976	9/13/2013

TriVascular, Inc.	Japan	OVATION ALTO	2014-14238	2/26/2014	5672407	5/23/2014

TriVascular, Inc.	Japan	OVATION PRIME	2013-024875	4/4/2013	5613251	9/6/2013

TriVascular, Inc.	Japan		2013-5504	1/30/2013	5643434	1/17/2014

TriVascular, Inc.	Japan	TRIVASCULAR	2001-115594	12/27/2001	4731627	12/5/2003

TriVascular, Inc.	Japan		2004-030615	3/18/2004	4778040	6/11/2004

TriVascular, Inc.	Mexico	OVATION	1113689	8/20/2010	1235645	8/20/2010

TriVascular, Inc.	Mexico		1139285	12/2/2010	1213946	4/27/2011

Endologix, Inc.	-12-	Updated: March 18, 2019

EXHIBIT B

Term Amendment

[Attached]

Filed as Exhibit 10.4 to this Current Report

EXHIBIT C

Equity Financing Documents

[Attached]

Filed as Exhibit 10.1 to this Current Report

EXHIBIT D

Convertible Debenture Restructuring Documents

[Attached]

Filed as Exhibit 10.2 to this Current Report